UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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SIGNET JEWELERS LIMITED

(Name of Registrant as Specified In Its Charter)

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SIGNET
JEWELERS

Inspiring Love

2022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

CHAIRMAN’S LETTER

May 5, 2022

Dear Fellow Shareholders

H. Todd Stitzer Chairman of the Board, Signet Jewelers

Our Board of Directors (the “Board”) invites you to the 2022 Annual Meeting of Shareholders of Signet Jewelers Limited (“Signet” or the “Company”) (the “Meeting”), which will be held on June 17, 2022, at 11:00 a.m., Eastern Time. Due to the continuing public health impact and ongoing uncertainty regarding COVID-19, and to support the health and well-being of our Directors, team members, shareholders, and other stakeholders, the Meeting will be held virtually via live audio webcast at www.virtualshareholdermeeting.com/SIG2022. You will not be able to attend this meeting in person. If you plan to attend the meeting virtually, please review the instructions for attendance included in the “Shareholder Q&A” section of the accompanying Proxy Statement.

Signet is the world’s largest retailer of diamond jewelry. It has a strong “Connected Commerce” presence throughout North America and the United Kingdom that enables it to serve customers wherever, whenever, and however they want to engage—in brick-and-mortar stores, online, and across a diverse mix of devices and channels. This Connected Commerce capability enables a seamless customer experience that has become a widening competitive advantage in our category.

Fiscal 2022 was the first year of Signet’s Inspiring Brilliance strategy, the next phase of the Company’s growth journey. With leadership from CEO Gina Drosos, we set a high bar for the year—and the team delivered, meeting and exceeding expectations in the midst of continuing pandemic and macroeconomic challenges.

In Fiscal 2022, Signet delivered total sales growth of nearly 50% with Same-store sales growth of 48.5%. We grew across every banner and every channel. eCommerce sales grew more than 27% and now represent nearly a fifth of total sales. This growth outpaced the market and enabled the Company to increase its

US market share to 9.3%, a 270 basis point gain over the prior year.

Signet’s Directors have strong confidence in the leadership that Gina and the Signet Leadership Team are providing. We continue to support the investments the Company is making in its capabilities and growth.

We’ve also continued to strengthen and modernize the Board. This past year marked the realization of a vision that we crafted for Signet’s Board more than a decade ago. With the addition of André Branch and Dontá Wilson in February of 2021, our Board is the most diverse and digitally minded in Company history with expertise and experience drawn from a broad mix of industries and companies.

Signet’s Board includes deep expertise in financial services, real estate, supply chain, brand development, marketing, talent and organization development, private equity, and sustainability. We have also deepened the Board’s expertise in digital technology, eCommerce, and cybersecurity.

The strength of Signet’s Board has become a meaningful competitive advantage, providing both oversight and ongoing counsel to the Company’s executive team. Our Directors are deeply engaged. Being mindful of the Leadership Team’s role to run business operations, we make ourselves available throughout the year as advisors and collaborators, bringing experience from outside the jewelry category to complement the Company’s deep knowledge of jewelry and the retail industry.

This year we further optimized our committee structure to create sharper focus and to fully leverage the expertise of every Director.

For example, in October of 2020 we established a free-standing Finance Committee to provide increased focus on opportunities such as strategic planning related to the outsourcing of our private label credit program and refinancing arrangements. In Fiscal 2022, this new committee was also able to focus its attention on our strategic acquisition activity, including the Diamonds Direct acquisition, and our share repurchase program.

In Fiscal 2022, we expanded the scope of the Nomination & Corporate Governance Committee to include technology leadership in areas such as cybersecurity and data privacy, eCommerce, information technology, digital capabilities, and data analytics and re-chartered it as the Governance & Technology Committee.

We also broadened the scope of the Human Capital Management & Compensation Committee. In Fiscal 2022, the Committee’s responsibilities now formally include more holistic oversight of the practices related to our team members, including the Company’s talent and performance management, succession planning, benefits and well-being strategy, and executive compensation. These responsibilities also include certain aspects of our culture, diversity and inclusion initiatives, and team member experience and engagement programs.

Finally, we expanded the responsibilities of the Corporate Citizenship & Sustainability Committee to include Environmental Responsibility, Social Responsibility, and Governance (“ESG”) leadership as follows: Environmental Responsibility (energy management, climate change, carbon footprint, waste management, responsible sourcing, and greenhouse gas emission levels), Social Responsibility (corporate culture, community impact and philanthropy, human rights, social impact, responsible supply chain management, diversity, equity and inclusion) and Governance (product safety, ethics and integrity).

These changes demonstrate our Board’s focus on continually modernizing itself to incorporate governance best practices across industries while also aligning with Signet’s strategies and the needs of Company leadership.

The Leadership Team is making similar improvements in critical How to Win areas and, as a result, is extending the Company’s jewelry category leadership and building important competitive advantages. We have a growing lead in areas such as digital innovation, financial flexibility, and scale that we are widening with ongoing investment. As Gina has told investors and others, we’re essentially building a consumer-inspired moat around our business that is continuously widening as results flow through our organization. This is strategic scale at its best.

Consistent with best governance practices, all Board members are elected annually. This year, the Board is asking shareholders to consider the re-election of twelve nominees to serve. The nominees for re-election combine diverse expertise to provide stewardship for shareholders and experienced counsel to the Leadership Team.

In the coming year, the Board will continue to work with leadership to support execution of the Inspiring Brilliance strategy and to further integrate the Company’s Purpose and sustainability efforts into the over-arching growth strategy. The importance of this integration is growing year after year as we are committed to be the category leader, particularly in the critical areas of ESG as noted above.

Our Board believes that Signet has emerged from its transformation efforts as a reliable, digitally driven, share-gaining company. We have made fundamental strategic changes to our operating model that are consistently delivering double-digit operating margins while also generating significant cash that we can use to invest in our business for long-term growth, keep debt at comfortable levels, and return excess cash to shareholders through share repurchases and dividends.

In addition to the accompanying Proxy Statement, we encourage you to review our Annual Report to Shareholders, including Gina’s and my Letters to Shareholders. We also encourage you to review this year’s Corporate Citizenship & Sustainability Report to understand how Signet is leveraging its purpose and its environmental, social and governance responsibilities.

Thank you for your support of our Company. We ask that you carefully consider the information in this Proxy Statement related to the various proposals. The Board is unwavering in its commitment to long-term success for our Company, and we value your input and feedback.

Sincerely, H. Todd Stitzer Chairman

Notice of Annual Meeting of Shareholders

Date & Time	Place
Friday, June 17, 2022, 11:00 a.m., Eastern Time	Virtual meeting via live audio webcast at: www.virtualshareholder meeting.com/SIG2022

At the Meeting, the following items of business shall be considered:

  1.   Election of twelve members of the Company’s Board of Directors to serve until the next annual meeting of shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

  2.  Appointment of KPMG LLP as independent registered public accounting firm of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next annual meeting of shareholders, and authorization of the Audit Committee to determine its compensation.

3. Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

Notice is hereby given that the 2022 Annual Meeting of Shareholders (“Meeting”) of Signet Jewelers Limited (the “Company” or “Signet”) to be held on Friday, June 17, 2022 at 11:00 am, Eastern Time. The Meeting will be held entirely online via live audio webcast due to the ongoing impacts and uncertainty regarding the coronavirus (COVID-19) pandemic and to support the health and well-being of our Directors, team members, shareholders and other stakeholders.

If you are a Signet shareholder of record, you will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/SIG2022.

Each of the proposals to be presented at the Meeting will be voted upon by a poll. In addition, the Company will consider the transaction of any other business properly brought at the Meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on Friday, April 22, 2022, as the record date for the Meeting. All of the Company’s shareholders of record at the close of business on that date are entitled to notice of, and to participate and vote at, the Meeting and at any adjournment and continuation thereof.

Attendance at the Meeting will be limited to shareholders of record, beneficial owners with evidence of ownership, corporate representatives of shareholders, proxies and guests invited by management who have a 16-digit control number, which shall be on the notice, proxy card or instructions that accompanied the proxy materials.

The Meeting will be conducted pursuant to the Company’s Bye-laws and rules of order prescribed by the Chairman of the Meeting.

By Order of the Board.

Matt Shady

Corporate Secretary

May 5, 2022

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on June 17, 2022. The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and the Annual Report to Shareholders are available at www.proxydocs.com/SIG.

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE REGISTER YOUR VOTE BY APPOINTING A PROXY ELECTRONICALLY BY INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD, OR, ALTERNATIVELY, MARK, SIGN AND DATE THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS THEREON AND MAIL IT PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY ELECTRONICALLY VOTE LIVE IF YOU ATTEND THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS. YOUR PROXY IS REVOCABLE AT ANY TIME BY SENDING WRITTEN NOTICE OF REVOCATION OR BY SUBMISSION OF A PROPERLY EXECUTED PROXY BEARING A LATER DATE TO BROADRIDGE BY THE DEADLINE OF 11:59 P.M. EASTERN TIME (4:59 A.M., BRITISH SUMMER TIME) ON JUNE 16, 2022 FOR SHARES HELD DIRECTLY AND BY 11:59 P.M. EASTERN TIME ON JUNE 14, 2022 (4:59 A.M., BRITISH SUMMER TIME) FOR SHARES HELD IN A PLAN OR BY VOTING ELECTRONICALLY AT THE VIRTUAL MEETING.

Proxy Statement Summary

2022 Annual Meeting of Shareholders

Highlights of certain information in this Proxy Statement are provided below. As it is only a summary, please refer to the complete Proxy Statement and 2022 Annual Report to Shareholders before you vote.

Date & Time June 17, 2022, 11:00 a.m., Eastern Time	Virtual meeting to be held via live audio webcast at www.virtualshareholdermeeting.com/SIG2022

Record Date April 22, 2022 Date proxy materials are first made available to Shareholders: May 5, 2022	Electronic voting prior to the Annual Meeting www.ProxyVote.com

Voting Matters and Board Recommendations

Proposals		Board’s Recommendation	Page

1.	Election of Directors	FOR All Director Nominees	8

2.	Appointment of KPMG LLP as independent registered accounting firm of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next annual meeting of shareholders, and authorization of the Audit Committee to determine its compensation.	FOR	33

3.	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (the “Say-on-Pay” vote)	FOR	39

   ELECTION OF DIRECTORS (See page 8)

Chairman H. Todd Stitzer Director Terms 1 Year Board Meetings in Fiscal 2022: 8	of the meetings and those committees on which the Director served
Standing Board Committee Meetings in Fiscal 2022

8	Audit Committee	7	Human Capital Management & Compensation Committee	4	Governance & Technology Committee	4	Corporate Citizenship & Sustainability Committee	9	Finance Committee

SIGNET JEWELERS	1	2022 PROXY STATEMENT

PROXY STATEMENT SUMMARY

	Committees
Nominees	AC	HCMC	GT	CCS	FC	Director Since	Independent	Recommended Vote
H. Todd Stitzer						2012	YES	FOR
Virginia C. Drosos						2012	NO	FOR
André V. Branch	◆					2021	YES	FOR
R. Mark Graf	◆	◆			C	2017	YES	FOR
Zackery A. Hicks			◆	◆		2018	YES	FOR
Sharon L. McCollam	C		◆			2018	YES	FOR
Helen McCluskey	◆		C		◆	2013	YES	FOR
Nancy A. Reardon		C		◆		2018	YES	FOR
Jonathan Seiffer	◆	◆			◆	2019	YES	FOR
Brian Tilzer			◆	◆		2017	YES	FOR
Eugenia Ulasewicz		◆		C		2013	YES	FOR
Dontá L. Wilson					◆	2021	YES	FOR

AC	HCMC	GT	CCS	FC
Audit Committee	Human Capital Management & Compensation Committee	Governance & Technology Committee	Corporate Citizenship & Sustainability Committee	Finance Committee

C = Chair

CORPORATE GOVERNANCE (See page 16)

Our corporate governance reflects best practices

BOARD ACCOUNTABILITY

◆ All Directors are elected annually ◆ The Company has majority voting for Director elections

LEADERSHIP STRUCTURE AND SUCCESSION PLANNING

◆  The roles of the Chairman and Chief Executive Officer (“CEO”) are separate to provide clear division of responsibilities between leadership of the Board and the principal executive responsible for the Company’s operations

◆  The Board regularly participates in CEO succession planning and maintains a formal CEO succession plan

◆  A formal emergency succession plan for the Chairman has been adopted

DIRECTOR INDEPENDENCE

◆  The Chairman of the Board is independent and approves Board meeting agendas and oversees effective Board operation

◆  All members of the five standing Board Committees, including Audit, Corporate Citizenship & Sustainability, Human Capital Management & Compensation, Finance, and Governance & Technology are independent Directors

◆  All Directors are independent with the exception of the CEO

BOARD DIVERSITY

◆  The Board maintains a Diversity Policy

◆  Five of the Board nominees are women and four of the standing Board Committees are chaired by women

◆  Two Board nominees are persons of color

◆  The Board comprises of Directors ranging in ages from 45 to 70 years

◆  Two Board nominees identify with the LGBTQ+ community

BOARD REFRESHMENT

◆ A Director Tenure Policy is in place, with average tenure of Board nominees at approximately 5.4 years ◆ Eight of our current Directors have been added since the beginning of 2017

SIGNET JEWELERS	2	2022 PROXY STATEMENT

PROXY STATEMENT SUMMARY

BOARD EVALUATION AND EFFECTIVENESS

◆ Annual Board, Committee and Director evaluations are conducted, including periodic external Board evaluations ◆ A Director skills matrix is reviewed and approved by the Board each year

SHAREHOLDER ALIGNMENT

◆ Company policy prohibits pledging and hedging of Company shares by Directors and employees ◆ Executive officer and Director Share Ownership Policies have been adopted

DIRECTOR ACCESS AND ENGAGEMENT

◆  Executive sessions of independent Directors are held at each regularly scheduled Board meeting

◆  All Directors continuing in office at the time are required to attend the annual meeting of shareholders, and all Directors then in office attended the 2021 annual meeting of shareholders

◆  Shareholders have the ability to engage with Directors through the procedures set forth on page 25 of this Proxy Statement

CORPORATE CITIZENSHIP

◆  The Board oversees corporate citizenship, environmental, social and governance matters, and sustainability through its standalone Corporate Citizenship & Sustainability Committee

◆  The Company publishes a Corporate Citizenship and Sustainability Report that seeks to align with SASB reporting standards

HUMAN CAPITAL MANAGEMENT

◆ The Board oversees human capital management through its Human Capital Management & Compensation Committee

RISK OVERSIGHT

◆ The Board oversees risk management

EXECUTIVE COMPENSATION (See page 40)

Our executive compensation program is designed to attract, motivate, reward and retain talent and align the interests of executives with shareholders by paying for performance

Our compensation philosophy is to provide an attractive, competitive, and market-based total compensation program tied to performance and aligned with our shareholders and long-term growth and value creation. Our executive compensation practices reinforce our goals and expectations to reward the significant contributions that our executives are making and build on the considerable headwind from the exceptional performance over the past fiscal year.

SIGNET JEWELERS	3	2022 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Key components of our Fiscal 2022 executive compensation program

The Human Capital Management & Compensation Committee reviews program components, targets and payouts on an annual basis to assess the strength of pay-for-performance alignment. Performance is evaluated against short-term goals that support our long-term business strategy and long-term goals that measure the creation of long-term shareholder value. The Committee has established an executive compensation program that contains the following key components:

Component	Objective	Performance Linkage

Base salary	Provide a fixed level of pay that is not at risk and reflects individual experience and ongoing contribution and performance.	Amounts and merit increases tied to individual performance, while factoring in competitive market benchmarks.

Annual bonus under the Short-Term Incentive Plan “STIP”	Motivate and reward achievement of annual financial results against established annual goals of the Company.	Cash awards dependent on the degree of achievement against annual performance targets that align with our strategic plan and focused on profitable growth.

Long-term incentives under the Long-Term Incentive Plan “LTIP” ◆ Performance-based restricted stock units (PSUs) ◆ Time-based restricted stock units (RSUs)	Align management with long-term shareholder interests; retain executive officers; motivate and reward achievement of sustainable earnings growth and returns over time.	Performance-based restricted stock units (60% of LTIP awards in Fiscal 2022) require achievement of Company financial goals over a two-year performance measurement period and vest one year after the end of the performance measurement period, and time-based restricted stock units (40% of LTIP awards in Fiscal 2022) vest over a three-year period for retention.

SIGNET JEWELERS	4	2022 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Executive compensation programs incorporate strong governance features

In designing and administering the Company’s compensation program, the Human Capital Management & Compensation Committee periodically reviews benchmarks and has sought to align the program with best practices and principles, such as:

WHAT WE DO

◆ Align pay to Company strategy and performance results

◆ Set rigorous, objective performance goals and tie vesting of performance-based equity awards to service over multiple years

◆ Oversight of compensation and benefit programs by independent Board of Directors

◆ Impose and monitor meaningful stock ownership requirements

◆ Maintain a clawback policy

◆ Retain independent compensation consultant

◆ Set maximum payout limits on all variable compensation

◆ Mitigate undue risk in compensation programs

◆ Require double-trigger vesting for severance and other benefits and LTIP awards upon change-in-control

◆ Provide reasonable perquisites

WHAT WE DO NOT DO

◆ No excise tax gross-ups in connection with a change in control

◆ No dividend equivalents paid on performance share units

◆ No hedging transactions, short sales or pledging of Company stock

◆ No resetting of performance targets

◆ No excessive severance benefits

The Company received strong shareholder support for the executive compensation program in place during the fiscal year ended January 30, 2021 (“Fiscal 2021”), with 98.39% of votes cast approving the advisory Say-on-Pay resolution in June 2021. As in prior years, the Committee considered this input from shareholders as well as input from other stakeholders as part of its annual review of the executive compensation program. Based on the Committee’s assessment of the program, the Committee continued to apply the same principles in determining the amounts and types of executive compensation for Fiscal 2022.

Please see the Compensation Discussion and Analysis (“CDA”) section of this Proxy Statement for a detailed description of executive compensation.

SUSTAINABILITY AND HUMAN CAPITAL MANAGEMENT (See page 29)

In Fiscal 2022, Signet launched its corporate Purpose — Inspiring Love — which informs everything we do. Signet has strengthened its Sustainability programs internally and strengthened our external data reporting capabilities. Our Human Capital Management strategy supports our Sustainability and ESG efforts.

We seek to provide our team members with a compelling benefits package and nurture talent through professional development opportunities that allow our team members to shine. Our team members fully embrace and embody our Purpose, enabling them to drive our mission, which is to Celebrate Life Express Love® with our customers.

SIGNET JEWELERS	5	2022 PROXY STATEMENT

PROXY STATEMENT SUMMARY

We continued to enhance and refine our Sustainability program and related initiatives in the last year. Significant milestones and accomplishments include:

Joined Paradigm for Parity® to advance leadership equality by increasing the number of women of all races, cultures and backgrounds in leadership positions.	The Signet Love Inspires Foundation donated $1 million to the American Red Cross to provide humanitarian aid in response to the Ukraine Crisis.	Signet raised $7.6 million for St. Jude Children’s Research Hospital® during our Fiscal 2022 annual campaign, bringing our total to nearly $89 million in support over the past 23 years.

Included in 2022 Bloomberg Gender-Equality Index (GEI). For the fourth consecutive year, Signet is the only specialty jewelry retailer to be recognized on the Bloomberg GEI for policies that support women in the workplace.

Named a Great Place to Work-Certified™ company for second year. Our commitment to creating an exceptional team member experience is reflected in our team’s strong feedback on the Great Place to Work® Trust Index© Survey.

Since 2021 Signet has been committed to the UN Global Compact corporate responsibility initiative and its principles in the areas of human rights, labour, the environment and anti-corruption.

Launched 2030 Corporate Sustainability Goals (CSGs) in Fiscal 2022 to effectively integrate sustainability into Signet’s business operations.

Signet executives and leaders formed the Climate Action and Sustainability Committee (CASC) to advance Company leadership on climate risk and opportunities as well as address increased demand for ESG data disclosures.

Reflecting our commitment to make Signet an employer of choice for the LGBTQ+ community, Signet was rated 85 out of 100 by Human Rights Coalition Corporate Equality Index (CEI).

SIGNET JEWELERS	6	2022 PROXY STATEMENT

Signet Jewelers Limited	May 5, 2022
Clarendon House 2 Church Street
Hamilton HM11, Bermuda

Solicitation of Proxies

The proxy or proxies accompanying this proxy statement and relating to shares of Class A Common Stock, par value $0.18 per share (the “Common Shares”) and the Series A Convertible Preference Shares, par value $0.01 per share (the “Preferred Shares”), are solicited on behalf of the Board of Directors of Signet Jewelers Limited, a Bermuda corporation, for exercise at the annual meeting of shareholders to be held on Friday, June 17, 2022 at 11:00 a.m., Eastern Time (the “Annual Meeting” or “Meeting”). Due to the impact of the coronavirus (COVID-19) pandemic, and to support the health and well-being of our Directors, team members, shareholders and other stakeholders, the meeting will be held in a virtual meeting format only via live audio webcast at www.virtualshareholdermeeting.com/SIG2022. You will not be able to attend the Meeting in person. If you plan to attend the Meeting virtually, please review the instructions for attendance included in the “Shareholder Q&A” section below.

This proxy statement and related form of proxy are being made first available to shareholders on or about May 5, 2022.

Unless otherwise specifically stated or the context otherwise requires, all references in this proxy statement to the “Company,” “Signet,” “we,” “our,” “us” and similar terms refer to Signet Jewelers Limited and its subsidiaries.

SIGNET JEWELERS	7	2022 PROXY STATEMENT

Proposal 1: Election of Directors

We are asking shareholders to consider twelve nominees for election to the Board to serve until the next annual meeting of shareholders or until their successors are duly elected. Each Director standing for election has the endorsement of the Board and the Governance & Technology Committee (formerly the Nomination & Corporate Governance Committee). The Director nominees bring a variety of backgrounds, skills and experiences that contribute to a well-rounded and diverse Board to effectively guide our ongoing Inspiring Brilliance strategy and oversee our operations in an evolving retail environment and goal to gain market share in the jewelry industry.

Director Qualifications and Experience

Our Governance & Technology Committee performs an annual assessment of the skills and the experience needed to maintain a well-rounded, diverse and effective Board and summarizes such assessment in a tabular matrix. In 2021, the Committee revised the list of qualifications and experience to better align with the current needs of the Company. The Committee uses the matrix to assess the composition of the Board and to identify desired qualifications and experience for potential candidates. The following matrix provides a summary of the criteria used for each qualification and experience trait measured, as well as the total number of Director nominees that demonstrate the specific skills, knowledge and experience traits. Individuals may possess other valuable skills, knowledge and experience even though they are not included in the matrix below:

DIRECTORS QUALIFICATIONS, SKILLS AND EXPERIENCE

EXECUTIVE LEADERSHIP EXPERIENCE 11

Experience serving as a chief executive or other senior executive of a public company or a private company with substantial operations.

FINANCIAL & ACCOUNTING LITERACY 9

Senior-level experience or expertise in finance, accounting or auditing providing in-depth understanding of public company financial reporting and internal controls.

CAPITAL ALLOCATION & FINANCIAL MARKETS 8

Senior-level experience or expertise in evaluating capital resources, opportunities and allocation to support operations and business growth and return value to shareholders.

STRATEGIC PLANNING & ANALYSIS 12

Senior-level experience evaluating and driving strategic direction and growth of an enterprise.

BUSINESS DEVELOPMENT, MERGERS & ACQUISITIONS 9

Experience in identifying, evaluating and/or integrating strategic transactions.

OPERATIONS, PROCUREMENT & SUPPLY CHAIN MANAGEMENT 8

Senior-level operational experience and expertise in effective supply chain management, OmniChannel distribution and logistics operations.

HUMAN RESOURCES & TALENT DEVELOPMENT 12

Senior-level experience or expertise with human capital management, executive compensation and succession planning.

BRAND MANAGEMENT, MARKETING, MERCHANDISING & PRODUCT DEVELOPMENT 9

Senior-level experience or expertise related to brand management, marketing, merchandising, customer engagement and product development.

RETAIL INDUSTRY 12

Senior-level experience or expertise in the operation of a retail or consumer products company.

INTERNATIONAL BUSINESS 9

Senior-level experience overseeing international operations or working outside the United States providing a relevant cultural and regulatory perspective over international business.

INFORMATION TECHNOLOGY, CYBERSECURITY & DATA PRIVACY 6

Significant technical expertise in information technology and cybersecurity or overseeing risk management with respect to protecting technology systems, and company and customer information.

DIGITAL, MULTI-CHANNEL & SOCIAL MEDIA 10

Extensive experience or expertise in the use of technology, digital capabilities, data analytics and/or channel connectivity as it relates to retail and/or marketing operations.

RISK OVERSIGHT & MANAGEMENT 11

Senior-level or significant operational experience identifying, assessing, prioritizing, monitoring and mitigating enterprise-level risks.

ETHICS, CORPORATE SOCIAL RESPONSIBILITY, ENVIRONMENT & SUSTAINABILITY 11

Extensive knowledge or experience overseeing ethics, corporate governance, corporate social responsibility, environmental and sustainability matters.

COMMUNICATION 11

Senior-level experience or expertise in effectively sharing information within the company and with the public, including in investor relations.

PUBLIC COMPANY BOARD EXPERIENCE 8

Experience serving on the board and board committees of other public companies.

SIGNET JEWELERS	8	2022 PROXY STATEMENT

ELECTION OF DIRECTORS

Board Diversity, Independence and Tenure

The Company’s Corporate Governance Guidelines and NYSE listing standards require that independent Directors constitute a majority of the Board. All Directors, other than Ms. Drosos, our CEO, have been affirmatively determined by the Board to be independent in accordance with all applicable standards.

In addition to the skills and qualifications listed above under “Director Qualifications and Experience”, diversity is one of the key attributes the Governance & Technology Committee considers in identifying potential candidates for the Board, including diversity in terms of business experience, functional skills, age, gender, ethnicity and other qualities. Considering diversity for the candidates on our Board is consistent with the goal of creating a Board that best serves the needs of our Company and the interests of our shareholders and customers.

We believe that diversity with respect to tenure is also important in order to provide new perspectives, match the evolving needs of the business, and deep experience and knowledge of the Company. Therefore, we aim to maintain an appropriate balance of tenure across our Board. In furtherance of the Board’s active role in Board succession planning and refreshment, the Board has appointed eight new Directors since the beginning of 2017.

The following charts summarize the independence, tenure, age and self-identified gender and ethnic diversity of our Director nominees
12 BOARD MEMBERS 45-70 Years AGE RANGE 5.42 Years AVERAGE TENURE 80% of Standing Board Committees are chaired by women

SIGNET JEWELERS	9	2022 PROXY STATEMENT

ELECTION OF DIRECTORS

DIRECTOR NOMINEES

Principal Occupation and Experience

Todd Stitzer has been Chairman of the Board of Signet since June 2012. Mr. Stitzer is also a member of the board of directors of Massachusetts Mutual Life Insurance Company, a privately held mutual life insurance company, where he served as Lead Director from 2018 to 2020 and Chairman of the Audit Committee from 2015 to 2018. Previously, Mr. Stitzer was, until its acquisition by Kraft, Inc. in 2010, the Chief Executive Officer of Cadbury plc (previously Cadbury Schweppes plc). He joined Cadbury in 1983 as Assistant General Counsel for North America, later moving into strategic planning, marketing and sales roles and becoming CEO of Cadbury plc’s wholly-owned subsidiary, Dr Pepper/7 Up in 1997. Mr. Stitzer served on the board of directors of Diageo plc from 2004 through 2013, on the advisory committee to the board of Virgin Group Holdings from 2010 through 2014 and on the advisory board of Hamlin Capital Management LLC, a privately held investment advisory firm from 2010 to 2019. Mr. Stitzer attended Springfield College, holds a bachelor’s degree from Harvard University and a J.D. from Columbia Law School.

Director Qualifications and Key Skills and Attributes

Mr. Stitzer has extensive global experience in senior legal, marketing, sales, strategy development and leadership roles. His executive leadership, strategic transformation experience, legal and commercial and brand-building expertise make him well suited to serve as the Chairman of our Board.

H. TODD STITZER CHAIRMAN OF THE BOARD, INDEPENDENT Age: 70 Director Since: January 2012 Gender: Male
	Private Directorship Massachusetts Mutual Life Insurance Company	Former Directorship Diageo plc

Principal Occupation and Experience

Virginia “Gina” C. Drosos was appointed Chief Executive Officer of the Company on August 1, 2017. Prior to joining Signet, Ms. Drosos served as President and CEO and a director of Assurex Health from 2013 to 2017, an innovative personalized medicine company which she and her team grew multi-fold, executed the strategic sale of the company to Myriad Genetics, Inc., and were awarded Ohio’s most successful Exit of the Year. Previously, she served in roles of increasing responsibility during her 25-year career at the Procter & Gamble Company until September 2012, including serving as Group President, where she had global responsibility of the company’s fast-growing Beauty business unit and directed its strategy, operations, financials, brand portfolio, and long-term business development. Since February 2022, Ms. Drosos has served on the board of directors of Foot Locker, Inc., a publicly traded global retailer of footwear and apparel. She previously served on the board of directors of American Financial Group Inc., a publicly traded insurance holding company, from 2013 to December 2021. Ms. Drosos serves as a director of Akron Children’s Hospital, a pediatric acute care hospital in Northeast Ohio, since April 2019. Ms. Drosos holds a BBA from the University of Georgia and an MBA from the Wharton School of the University of Pennsylvania.

Director Qualifications and Key Skills and Attributes

With her broad background in strategic, business and financial planning and operations, Ms. Drosos brings valuable skills and insights to the Company including proven expertise in strategy, branding, marketing, digital commerce, and global operations. Ms. Drosos brings more than 30 years’ executive leadership experience in the retail, consumer goods, and healthcare industries, including extensive business expansions into new product lines, retail channels, and geographies. Ms. Drosos is a visionary and transformative leader with an entrepreneurial mindset and proven track record of growing and scaling global businesses through bold strategies, product and experience innovation, and heightened employee engagement.

VIRGINIA C. DROSOS CHIEF EXECUTIVE OFFICER Age: 59 Director Since: July 2012 Gender: Female
	Public Directorship Foot Locker, Inc.	Former Directorships American Financial Group, Inc. Assurex Health

SIGNET JEWELERS	10	2022 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

André Branch has served as Senior Vice President and General Manager of MAC Cosmetics North America at Estée Lauder Companies, a publicly traded multinational cosmetics company, since March 2020. In his current role, he oversees the entire operations of MAC Cosmetics across all channels including free standing stores, department stores, specialty-multi, pure play, and eCommerce. His responsibilities include, but are not limited to strategy development and execution, supply chain management, marketing, innovation, commercial management, customer experience design, data analytics and management, consumer research, and talent pipeline development. Prior to joining Estée Lauder, he served in various roles at L’Oréal USA, a wholly-owned subsidiary of L’Oréal S.A., a publicly traded multinational cosmetics company. He was Senior Vice President, E-Commerce and Digital Operations from 2018 to 2020, where he ran digital and eCommerce operations for L’Oréal’s USA operations, and National Account Sales Vice President at Macy’s for Lancôme from 2014 to 2015. Between his stints at L’Oréal, he served as President, E-Commerce Division at The Nature’s Bounty Company, a privately held vitamins and nutritional supplements manufacturer, from 2016 to 2017 and CMO, Consumer Packaged Goods Division at The Nature’s Bounty Company from 2015 to 2016. He is a seasoned General Manager and brand builder having worked at various Consumer Packaged Goods companies, including Diageo and Kraft Foods. Mr. Branch holds an MBA from the University of Michigan and a bachelor’s degree in economics from the University of Maryland.

Director Qualifications and Key Skills and Attributes

As a general management and marketing executive with over 25 years of experience at some of the world’s leading consumer packaged goods companies, Mr. Branch brings to our Board contemporary omnichannel experience, a strong marketing core and passion for building and reinventing luxury brands.

ANDRÉ V. BRANCH INDEPENDENT DIRECTOR Age: 50 Director Since: February 2021 Gender: Male
Committees Audit

Principal Occupation and Experience

Mark Graf served as Chief Financial Officer of Discover Financial Services, a publicly traded financial services company, from April 2011 to September 2019, including service as the company’s Chief Accounting Officer from April 2011 to December 2012. Prior to joining Discover, he served as an Investment Advisor at Aquiline Capital Partners from 2008 to 2010 and a Partner at Barrett Ellman Stoddard Capital Partners from 2006 to 2008. Mr. Graf also served in various roles at Fifth Third Bancorp from 2001 to 2006 and AmSouth Bancorporation from 1994 to 2001. Mr. Graf currently serves on the board of directors of Harmony Biosciences Holdings, Inc., a publicly traded commercial-stage pharmaceutical company, since November 2020. He also serves on the board of directors of Castle Creek Biosciences, Inc., a privately held clinical-stage cell and gene therapy company, since 2021. He previously served on the board of directors of BNC Bancorp, formerly a publicly traded bank holding company, from 2010 to 2011. Mr. Graf holds a bachelor’s degree in Economics from the Wharton School.

Director Qualifications and Key Skills and Attributes

Mr. Graf has nearly 20 years of experience in C-Suite leadership roles in major public financial firms, as well as experience as an investor. His extensive capital analysis, consumer credit and financial management expertise, as well as his risk management and real estate skills bring valuable experience and insight to the Board.

R. MARK GRAF INDEPENDENT DIRECTOR Age: 57 Director Since: July 2017 Gender: Male
	Committees Finance (Chair) Audit Human Capital Management & Compensation	Public Directorship Harmony Biosciences Holdings, Inc.	Private Directorship Castle Creek Biosciences, Inc.	Former Directorship BNC Bancorp

SIGNET JEWELERS	11	2022 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Zackery Hicks serves as Executive Vice President and Chief Digital Officer of Toyota Motors North America, Inc., a subsidiary of Toyota Motor Corporation, a multinational automotive manufacturer, since April 2018, and has held roles of increasing responsibility with Toyota since 1996. In his role as Chief Digital Officer, Mr. Hicks leads Toyota’s Digital Transformation and Mobility efforts which includes the strategy, development and operations of all systems and technology for the company’s North American operations and its connected car ecosystem. He is also the CEO and President of Toyota Connected North America which is driving the transformation of Toyota from an automobile company to a mobility company through the use of connected intelligence services. Mr. Hicks earned a bachelor’s degree in business management from Pepperdine University and an MBA from the University of California at Irvine.

Director Qualifications and Key Skills and Attributes

Mr. Hicks has successfully delivered large-scale innovation and efficiency across business operations through advanced technology and data science. He also brings diversity of industry experience and a start-up mindset to complement Signet’s Board..

ZACKERY A. HICKS INDEPENDENT DIRECTOR Age: 58 Director Since: October 2018 Gender: Male
	Committees Governance & Technology Corporate Citizenship & Sustainability	Private Directorships Toyota Connected NA Toyota Connected EU

Principal Occupation and Experience

Helen McCluskey served as President and Chief Executive Officer and a member of the board of directors of The Warnaco Group, Inc. from 2012 until its 2013 acquisition by PVH Corporation, when she retired and became an independent director of PVH until 2014. She joined Warnaco as Group President, Intimate Apparel in 2004, and her responsibilities continued to increase, becoming Chief Operating Officer in 2010 before becoming President and Chief Executive Officer. Prior to joining Warnaco, Ms. McCluskey held various positions of increasing responsibility with Liz Claiborne Inc. from 2001 to 2004, Playtex Apparel, Inc from 1983 to 2001 (which was acquired by Sara Lee Corporation in 1991) and Firestone Tire & Rubber Company from 1977 to1983. Ms. McCluskey currently serves on the board of directors of Abercrombie & Fitch Co., a publicly traded clothing retailer, since February 2019. She previously served on the board of directors of Dean Foods Company, a publicly traded food and beverage company, from November 2015 to May 2020, and Avon Products Inc., a publicly traded international social selling beauty company, from July 2014 to January 2020.

Director Qualifications and Key Skills and Attributes

With Ms. McCluskey’s broad background in strategy, business planning, operations, branding, merchandising and marketing, she brings valuable skills and insight to the Company. Her leadership experience at a publicly traded company provides valuable corporate leadership and management insight to our Board.

HELEN MCCLUSKEY INDEPENDENT DIRECTOR Age: 67 Director Since: August 2013 Gender: Female
	Committees Governance & Technology (Chair) Audit Finance	Public Directorship Abercrombie & Fitch Co.	Former Directorships Avon Products, Inc. Dean Foods Company

SIGNET JEWELERS	12	2022 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Sharon McCollam serves as President and Chief Financial Officer of Albertsons Companies, Inc., a food and drug retailer, since September 2021. Prior to Albertsons, she served as the Chief Financial Officer and Chief Administrative Officer of Best Buy Co., Inc., a multinational consumer electronics retailer, from December 2012 until June 2016 and remained a senior advisor through January 2017. Prior to Best Buy, Ms. McCollam served in roles of increasing responsibility at Williams-Sonoma Inc. from 2000 to 2012, including Executive Vice President, Chief Operating and Chief Financial Officer. She is currently a member of the board of directors for Stitch Fix, Inc., a publicly traded online personal styling service and retailer, since November 2016. She previously served on the board of directors for Advance Auto Parts, Inc., an automotive parts provider, from February 2019 to August 2021, Chewy, Inc., an online retailer of pet products, from June 2019 to September 2021, and Whole Foods Market, a publicly traded grocery company, from May 2017 until its acquisition by Amazon in August 2017. She also serves on the board of privately held GetYourGuide AG, an online travel agency and marketplace, since October 2019. She holds a B.S. in Accounting from the University of Central Oklahoma and is a Certified Public Accountant.

Director Qualifications and Key Skills and Attributes

Ms. McCollam has significant experience with major public companies in C-suite positions and has been recognized as the co-pilot of a foremost OmniChannel turnaround in the retail sector while at Best Buy. She brings significant expertise in retail, finance, supply chain management, technology, customer care, real estate, enterprise shared services and store development to our Board.

SHARON L. MCCOLLAM INDEPENDENT DIRECTOR Age: 59 Director Since: March 2018 Gender: Female
	Committees Audit (Chair) Governance & Technology	Public Directorship Stitch Fix, Inc.	Private Directorship GetYourGuide AG	Former Directorships Advance Auto Parts, Inc. Chewy, Inc. Whole Foods Market

Principal Occupation and Experience

Nancy Reardon served as Senior Vice President and Chief Human Resources & Communications Officer of Campbell Soup Company from 2004 until her retirement in April 2012. Previously, she was Executive Vice President, Human Resources of Comcast Corporation from 2002 to 2004. Her prior human resources leadership positions also include Borden Capital Management Partners, Duracell, Inc., American Express Company, Avon Products, Inc., and General Electric. Ms. Reardon currently serves on the board of directors of Big Lots, Inc., a publicly traded discount retailer, since 2015. She previously served on the board of directors of The Warnaco Group, Inc., formerly a publicly-traded apparel company, from 2004 to 2013. In 2009, Ms. Reardon was named a Fellow of the National Academy of Human Resources. She holds a B.S. in Psychology from Union College and an M.S. in Social Psychology from Syracuse University.

Director Qualifications and Key Skills and Attributes

Ms. Reardon is widely recognized as a leading human resources and communications executive, has significant public company experience, and has played key roles shaping strategic and operating plans, as well as helping transform corporate culture.

NANCY A. REARDON INDEPENDENT DIRECTOR Age: 69 Director Since: March 2018 Gender: Female
	Committees Human Capital Management & Compensation (Chair) Corporate Citizenship & Sustainability	Public Directorship Big Lots, Inc.	Former Directorship The Warnaco Group, Inc.

SIGNET JEWELERS	13	2022 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Jonathan Seiffer currently serves as a Senior Partner with Leonard Green & Partners, L.P. (“Leonard Green”), a private equity firm which is one of Signet’s significant shareholders, which he joined in 1994. Before joining Leonard Green, he worked in corporate finance at Donaldson, Lufkin & Jenrette, a US investment bank. Mr. Seiffer currently serves on the board of directors of AerSale Corporation, a publicly traded aftermarket provider of aviation products and services, since January 2010. Previously, he served on the board of directors of BJ’s Wholesale Club, a publicly traded warehouse club operator, from 2011 to June 2020, and Whole Foods Market, Inc., a then-publicly traded grocery company, from December 2008 until August 2017. He also serves on the board of directors of Authentic Brands Group, a privately-held brand development, marketing and entertainment company, since 2010. Mr. Seiffer earned a Bachelor of Applied Sciences in Systems Engineering and a B.S. in Economics from the University of Pennsylvania. Mr. Seiffer was nominated for service as a Director by Leonard Green (as described under “Director Qualifications and Experience” below).

Director Qualifications and Key Skills and Attributes

Mr. Seiffer brings knowledge and experience in finance, and broad-based experience in the leadership of retail businesses and companies undergoing transformations. He also offers the Board a valuable investor perspective and insight from the world of private equity, by virtue of his service as a Senior Partner of Leonard Green, a significant shareholder of the Company.

JONATHAN SEIFFER INDEPENDENT DIRECTOR Age: 50 Director Since: June 2019 Gender: Male
	Committees Audit Human Capital Management & Compensation Finance	Public Directorship AerSale Corporation	Private Directorship Authentic Brands Group	Former Directorships BJ’s Wholesale Club Holdings, Inc. Whole Foods Market, Inc.

Principal Occupation and Experience

Brian Tilzer has served as Chief Digital and Technology Officer at Best Buy, a multinational consumer electronics retailer, since May 2018. Previously, he was Chief Digital Officer at CVS Health Corporation, a publicly traded healthcare and retail pharmacy company, from 2013 until 2018, where he scaled an enterprise-wide digital program to over 50 million active users. Prior to CVS Health, Mr. Tilzer was the Senior Vice President of Global eCommerce at Staples, where he developed and led several multi-channel digital innovation strategies. Mr. Tilzer holds a bachelor’s degree from Tufts University and an MBA from the Wharton School.

Director Qualifications and Key Skills and Attributes

Mr. Tilzer has more than 25 years of experience in information technology, strategic business development, digital transformation, planning and analysis and operations with a deep concentration in corporate, OmniChannel and eCommerce strategy.

BRIAN TILZER INDEPENDENT DIRECTOR Age: 51 Director Since: February 2017 Gender: Male
Committees Governance & Technology Corporate Citizenship & Sustainability

SIGNET JEWELERS	14	2022 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Eugenia Ulasewicz served as the President of Burberry Group plc’s American division, responsible for the US, Canada, Latin America, Central and South America, until her retirement in March 2013. Ms. Ulasewicz joined Burberry in 1998 and became a member of its executive committee in 2006. Prior to joining Burberry, she held positions of increasing responsibility with Saks, Inc. from 1993 to 1998, Galeries Lafayette from 1991 to 1993 and Bloomingdales, a division of Macy’s, Inc. (formerly Federated Department Stores, Inc.) from 1975 to 1991. She currently serves on the board of directors of three additional publicly traded companies, including Vince Holding Corp., a global luxury apparel and accessories company, since April 2014, and ASOS pic, a global online fashion retailer, since April 16, 2020, and Dufry Group, a global travel retailer, since May 2021. Previously, she served as a director of Bunzl plc, an international distribution company, from April 2011 to April 2020 and Hudson Group, a travel retailer, from Feb 2018 through December 2020 when it merged with its majority shareholder Dufry Group. She is a Board Leadership Fellow of the National Association of Corporate Directors. Ms. Ulasewicz holds a B.S. from the University of Massachusetts and a Doctor of Laws from the College of Mount Saint Vincent.

Director Qualifications and Key Skills and Attributes

Ms. Ulasewicz’s extensive experience serving on the boards of global public companies and her expertise in retail, branding, marketing, OmniChannel, global operations and general management provides valuable skills and insights to the Company.

EUGENIA ULASEWICZ INDEPENDENT DIRECTOR Age: 68 Director Since: September 2013 Gender: Female
	Committees Corporate Citizenship & Sustainability (Chair) Human Capital Management & Compensation	Public Directorships Vince Holding Corp. ASOS plc Dufry Group	Former Directorships Bunzl plc Hudson Ltd.

Principal Occupation and Experience

Dontá Wilson has served as Chief Retail and Small Business Banking Officer at Truist Financial Corporation (formerly, BB&T), a publicly traded financial services company, since March 2022. He previously served as Chief Digital and Client Experience Officer from 2018 to 2022 and was named Chief Client Experience Officer in 2016. In his current role, he leads more than 21,000 teammates in the retail, small business and premier segments at Truist, is responsible for more than 2,100 community banking branches; 3,200 ATMs; twelve contact centers; and oversees deposit and loan products, including mortgage and credit approval. He also leads marketing, client analytics, client experience strategy and digital banking, which includes digital sales, transformation, innovation, and strategy. He also serves as an executive sponsor of Truist Financial Corporation’s diversity, equity and inclusion initiative, and he co-chairs its culture council. He joined BB&T in 1995 and has held various positions of increasing responsibilities. Prior to becoming Chief Client Experience Officer, he served as the Group/State President, BB&T of Georgia from 2014 to 2016 and President, BB&T of Alabama from 2009 to 2014. Mr. Wilson received an MBA from the University of Maryland and a bachelor’s in business administration from the University of North Carolina at Charlotte.

Director Qualifications and Key Skills and Attributes

With his proven track record of positively impacting growth, digital transformation, brand equity and culture across organizations, and focus on delivering a distinctive client experience as a tech-savvy and strategic thinking executive, Mr. Wilson brings a unique and valuable perspective to the Board and Company.

DONTÁ L. WILSON INDEPENDENT DIRECTOR Age: 45 Director Since: February 2021 Gender: Male
Committees Finance

The Board of Directors Recommends a Vote “FOR” Each of the Nominees Named Above.

SIGNET JEWELERS	15	2022 PROXY STATEMENT

Board of Directors and

Corporate Governance

ROLE OF THE BOARD

The Board’s prime objective is the sustainable enhancement of business performance and shareholder value. It is responsible for determining all major policies, ensuring that effective strategies and management are in place, assessing Signet’s performance and that of its senior management, reviewing the systems of internal control and providing oversight of policies relating to good corporate governance, ethics, sustainability and other matters.

BOARD LEADERSHIP STRUCTURE AND COMPOSITION

Separate and Independent Chairman

The Company has a Chairman of the Board separate from its CEO whom the Board has determined to be independent under NYSE Listing Standards. The Board considers a clear division of responsibilities between the Director responsible for leadership of the Board and the principal executive responsible for the Company’s day-to-day operations important to the Board’s effectiveness and efficiency. The Board has therefore determined that separating the roles of Chairman and CEO is in the best interests of the Company and its shareholders at the present time and established the following division of responsibilities between the Chairman and the CEO:

THE CHAIRMAN IS RESPONSIBLE FOR:	THE CEO IS RESPONSIBLE FOR:

◆  Effectively running the Board, including an ongoing evaluation of its performance and that of individual Directors and the Board’s compliance with corporate governance requirements and best practices;

◆  Consulting with and advising executive management about planned presentations to the Board, involving but not limited to, topics of longer-term strategy, medium-term plans, annual budgeting or, at the Chairman’s discretion, any other significant matters;

◆  Consulting with and advising the CEO on contemplated executive management personnel selections, organizational alignment and responsibilities, and compensation recommendations;

◆  Keeping the other independent Directors appropriately informed of developments within the business and shareholders’ attitudes toward the Company; and

◆  Safeguarding Signet’s reputation and representing it both internally and externally.

◆  Providing the executive leadership of the business;

◆  Developing and presenting to the Board the Company’s strategy, medium-term plans and annual budgets, and within this framework, the performance of the business;

◆  Complying with legal and corporate governance requirements, together with the social, ethical and environmental principles of Signet; and

◆  Making recommendations on the appointment and compensation of executive officers, management development and succession planning.

Independent Directors Constitute a Majority of the Board

The Board currently includes one executive Director and eleven independent Directors, including the Chairman. The Board has affirmatively determined that each of the following Directors currently serving on the Board is “independent” under all applicable NYSE standards: H. Todd Stitzer, André V. Branch, R. Mark Graf, Zackery A. Hicks, Helen McCluskey, Sharon L. McCollam, Nancy A. Reardon, Jonathan Seiffer, Brian Tilzer, Eugenia Ulasewicz and Dontá L. Wilson. In determining “independence” the Board considers any commercial, consulting, legal, accounting, charitable or any other business or non-business relationships that a Director or his or her immediate family may have with the Company. No such relationship exists for any of the independent Directors. In making its determination with respect to the independence of Mr. Seiffer, the Board considered certain advisory services provided by personnel of Leonard Green for no fee in connection with the acquisition of Diamonds Direct during Fiscal 2022.

SIGNET JEWELERS	16	2022 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Membership Selection

The identification, screening and selection of qualified directors with diverse skills and viewpoints is a key element of the success and effectiveness of our Board. The Governance & Technology Committee considers the composition of our Board, evaluates prospective nominees and recommends candidates for full Board approval. The Board’s evaluation is focused on the business and strategic needs of the Company and the desired composition of the Board. Eight of our current Directors have been added to the Board since Fiscal 2018, seven of whom were added through the process noted below and one of whom was nominated by Leonard Green under the nomination right described below.

Board Nomination Right of Leonard Green

Pursuant to a shareholder agreement by and between the Company and affiliates of Leonard Green, one of the Company’s significant shareholders, Leonard Green has a right to designate one individual to be nominated by the Board for election as a Director. On August 24, 2016, the Company entered into an investment agreement and the shareholders’ agreement (the “LGP Agreements”) with Green Equity Investors VI, L.P. and Green Equity Investors Side VI, L.P. (the “Investors”), both affiliates of Leonard Green, relating to the issuance and sale to the Investors of the outstanding Preferred Shares. The terms of the Preferred Shares provide that the holders of the Preferred Shares, voting separately as a class, have the right to elect one member of the Board. Pursuant to the LGP Agreements, Leonard Green also has the right to appoint one non-voting observer to attend all Board meetings. Mr. Seiffer was designated as a Director nominee for election at the Annual Meeting in accordance with the LGP Agreements, and will be elected by the affirmative vote of the Preferred Shares, and Mr. Jeff Suer has been appointed as the non-voting observer.

Board Diversity Policy

The Board Diversity Policy provides that in reviewing and assessing Board composition, the Governance & Technology Committee will consider diversity of business and industry experience, functional skills, gender, ethnicity, age and other qualities in order to maintain an appropriate range and balance of skills, experience and

SIGNET JEWELERS	17	2022 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

background on the Board. The Board and Governance & Technology Committee are committed to including qualified, diverse candidates in prospective director candidate pools. The Board Diversity Policy is available on request from the Corporate Secretary and at www.signetjewelers.com/investors/corporate-governance. Consistent with the Company’s diversity and inclusion efforts and the Board Diversity Policy, upon the recommendation of the Governance & Technology Committee, the Board appointed of two ethnically diverse individuals, André V. Branch and Dontá L. Wilson, to our Board in February 2021.

Director Tenure Policy

The Board maintains a Director Tenure Policy, pursuant to which each independent Director must not stand for re-election to the Board at the next annual meeting of shareholders following the earlier of his or her: (1) 15th anniversary of service on the Board, or (2) 75th birthday, unless the Board in its absolute discretion determines that it is in the best interests of the Company and its shareholders to nominate the Director for election to serve for an additional period of time. The Director Tenure Policy is available on request from the Corporate Secretary and at www.signetjewelers.com/investors/corporate-governance.

BOARD PRACTICES AND PROCEDURES

Director Attendance at the Annual Meeting of Shareholders

All Directors are required to attend the annual meeting of shareholders. The Board schedules a Board meeting on the date of the annual meeting of shareholders to facilitate attendance at the annual meeting of shareholders by Directors. All Directors who were serving at the time attended the annual meeting of shareholders held in June 2021.

Meetings and Attendance During Fiscal 2022

In Fiscal 2022, the Board met eight times (including meetings by video conference). On average, the incumbent Directors attended over 96% of the aggregate number of meetings of the Board and those Board Committees on which they served during Fiscal 2022 and no single incumbent Director attended less than 83% of the meetings of the Board and Board Committee on which they served during Fiscal 2022.

Executive Sessions of Independent Directors

Independent Directors meet regularly in executive sessions without management participation. The Chairman presides at those meetings.

Board and Committee Self-Evaluation

Led by the Chair of our Governance & Technology Committee, the Board conducts a comprehensive evaluation of the effectiveness of the Board, its Committees and individual Directors on an annual basis.

This process is designed to solicit the following feedback from each Director:

◆	matters that the Directors believe should receive more attention during Board meetings;

◆	how the Board’s composition, leadership, meeting and information processes and interactions as a Board and with management influence its effectiveness;

◆	the Directors’ roles and responsibilities; and

◆	future development needs of the Board and the Directors.

Feedback from this evaluation is utilized to facilitate and inform Board refreshment, refine the functionality and processes of Board operations, and gain Board member perspectives on whether the Directors’ skills are matched to the Company’s strategies, business needs, and risk profile.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Governance & Technology Committee Chair oversees the self-evaluation process, which includes the development and approval of the evaluation design by the Governance & Technology Committee, its administration through interviews by management or a third party, analysis and summarization of the results and a report to the full Board on an anonymous basis. In Fiscal 2022, the Board engaged outside counsel to facilitate its annual Board evaluation process, which is more fully illustrated below:

BOARD SELF-EVALUATION PROCESS

DISCUSSION OUTLINE	The self-evaluation is facilitated through a discussion outline developed by the Governance & Technology Committee and outside counsel. The discussion outline includes a series of topics and questions designed to solicit constructive feedback to be used in improving Board, Committee and individual Director effectiveness.

CONFIDENTIAL INTERVIEWS	Members of our Board participate in the evaluation discussion individually through an interview by outside counsel, responding to questions based on the discussion outline, with follow-up questions depending upon the responses provided.

ANALYSIS OF FEEDBACK	Director feedback solicited from the interviews is analyzed for any trends, including areas of strength or areas for improvement. Outside counsel presents key findings on an anonymous basis to the Governance & Technology Committee, the full Board and management.

RESPOND TO INPUT	The Board and the Committees discuss the results of the evaluation and, in response to the feedback, determine whether to implement any of the recommendations or suggestions as appropriate to improve processes and procedures to further improve the effectiveness of the Board and Committees. The Board and Committees work with management to take any appropriate actions to implement these changes.

Board Continuing Education

All Directors are encouraged to attend educational programs related to the fulfillment of their duties as members of our Board and Board Committees, including programs sponsored by universities, governance associations, our independent auditors, or other organizations. The Company reimburses Directors for any reasonable expenses in connection with such programs. On a quarterly basis, Directors are provided with a list of educational opportunities and events covering issues and trends that are relevant to their service on the Board or Board Committees.

In addition, Directors receive regular communications regarding press coverage, current events relating to our business and inspiring stories related to our customers or team members, and investor relations updates regarding analyst and rating agency reports and updates, as well as feedback from our shareholders.

SIGNET JEWELERS	19	2022 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

BOARD OVERSIGHT OF RISK

One of the Board’s most important roles involves risk oversight. While senior management has primary responsibility for managing day to day risks, the Board has responsibility for risk oversight with specific risk areas delegated to its Committees whose deliberations are reported to the full Board. Our risk oversight process, including key risk focus areas for the Board and each of its Committees is summarized below.

SIGNET JEWELERS	20	2022 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Enterprise Risk Management

The General Counsel coordinates the collection of risk management information and is responsible for assessing the Company’s day-to-day risk management processes and, in coordination with the Company’s Chief Audit Executive, internal controls, and seeks to ensure such processes satisfy the applicable standards at both business function and corporate levels. The General Counsel chairs Signet’s Risk Committee, which operates under a Board approved written charter, is comprised of key functional and banner leaders throughout the Company, and meets quarterly to review Signet’s risk management processes, emerging issues, new regulations, and principal risks. These findings are reported periodically to the Board and Audit Committee.

In addition, the Board, its Committees and individual Board members have full access to management to further discuss any risks impacting the Company or internal controls.

Board Oversight Regarding the Impact of COVID-19

When the COVID-19 pandemic reached the UK, North America and our other international locations, with the support of the Board, management’s strategic priorities quickly shifted to, among other matters, (1) protect the health and safety of our team members and customers, (2) ensure adequate liquidity of the business, (3) mitigate and monitor a wide array of potential risks stemming from or exacerbated by the pandemic; (4) pivot focus and investments to accelerate our digital, eCommerce, flexible fulfillment and distribution capabilities, and (5) implement a remote working model for Signet team members.

Since the onset of the COVID-19 pandemic, the Board and its Committees have devoted significant time and attention to its oversight of risks associated with the pandemic and management’s strategic handling of such risks, including but not limited to risks associated with the health and safety of our team members and customers, a prolonged economic downturn, inflation, onset of COVID-19 variants, business and supply chain disruptions, shifts in consumer spending and the pace of recovery. This oversight included frequent updates from management between and at Board and Board Committee meetings. Upon the onset of the pandemic, management quickly activated its Global Incident Response Team to monitor, discuss and address critical business needs throughout the organization and provided periodic reports to the Board to assist with their risk oversight of the pandemic impacts.

Compensation Policies and Risk Taking

The Human Capital Management & Compensation Committee has evaluated the Company’s policies and practices of compensating team members and has determined that they are not reasonably likely to have a material adverse effect on the Company. The Human Capital Management & Compensation Committee has reached this conclusion based in part on a review conducted by its independent compensation consultant that analyzed the Company’s compensation policies and practices for all team members, including executive officers. The Human Capital Management & Compensation Committee noted several aspects of the compensation programs that reduce the likelihood of excessive risk-taking:

◆	Compensation for the executive officers is a mix of fixed and variable awards, with share-based compensation that vests in accordance with both time- and performance-based criteria;

◆

The executive officer annual short-term and multi-year long-term incentive programs are both based on performance targets the Human Capital Management & Compensation Committee believes are closely tied to the creation of long-term shareholder value. These performance targets for executive officers are reviewed and approved by the Committee and set in advance, with above-target payouts reviewed to ensure a reasonable sharing of value created between management and shareholders. Performance achievement under the incentive plans is determined on the basis of the Company’s financial results, which are audited by the Company’s independent registered public accounting firm before annual short-term incentive plan payments are made. See the Compensation Discussion and Analysis (“CDA”) of this Proxy Statement for more information on the performance metrics used for the Fiscal 2022 short-term and long-term incentive programs;

◆

Equity compensation is provided through annual grants under the long-term incentive plan that is a combination of annually granted time-based restricted shares or restricted stock units that generally vest ratably over three years and performance-based restricted stock units that vest over three-year overlapping vesting periods. This approach addresses longer “tail” risks as participants remain subject to performance achievement risks associated with their ongoing and overlapping vesting cycles. In Fiscal 2022, given the difficulty of setting appropriate performance targets in light of the uncertainty caused by the pandemic, the Human Capital Management & Compensation Committee approved a two-year performance measurement period with a three-year service vesting requirement for the performance-based restricted stock units;

◆	Long-term incentives are awarded in the form of whole share awards (instead of options), driving long-term share value creation, rather than potentially rewarding share price volatility;

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

◆	The Company seeks to maintain conservative equity utilization, considering factors such as the unusual market conditions driven by the pandemic, under share-based incentive plans;

◆	The CEO and other executive officers, including all NEOs, are subject to share ownership requirements;

◆	The Company prohibits hedging, pledging or speculation of Company shares by team members and Directors;

◆

The Company has a Clawback Policy that applies to all team members who receive incentive awards and to all short- and long-term incentives in the event of an overpayment. Certain repayment obligations may be triggered if there is a material restatement of the financial statements. Similarly, in the interest of fairness, should a restatement result in an underpayment of incentive compensation, the Company will make up any difference. A participant’s incentive compensation may also be recouped for material violations of the Company’s Code of Conduct or Code of Ethics for senior officers or for other conduct deemed detrimental to the business or reputation of the Company; and

◆

The Human Capital Management & Compensation Committee is comprised entirely of independent Directors and has engaged an independent consultant to review the risks associated with its compensation programs. It reviews the payouts under the short- and long-term incentive programs, and it regularly benchmarks executive compensation against a carefully constructed and regularly reviewed peer group.

CORPORATE GOVERNANCE GUIDELINES AND CODE OF CONDUCT AND ETHICS

The Company strives to:

1 ● Act in accordance with the laws and customs of each country in which it operates;	2 ● Adopt proper standards of business practice and procedure;	3 ● Operate with integrity; and	4 ● Observe and respect the culture of each country in which it operates.

To that end, the Company has adopted Corporate Governance Guidelines that address a number of corporate governance matters in accordance with NYSE listing rules and a statement of social, ethical and environmental principles and supporting policies applicable to all officers and other team members. In addition, the Company has a policy on business integrity, as well as more detailed guidance and regulations as part of its staff orientation, training and operational procedures. These policies include the Code of Conduct, which is applicable to all Directors, officers and other team members as required by NYSE listing rules, and the Code of Ethics for Senior Officers, which applies to the Chairman, CEO, Directors and other senior officers. Copies of the Corporate Governance Guidelines and these codes are available on request from the Corporate Secretary and at www.signetjewelers.com/investors/corporate-governance.

The Company intends to satisfy any disclosure requirement regarding any amendment to, or a waiver of, a provision of the Code of Ethics for Senior Officers for the Company’s principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions by posting such information on its website. There have been no such waivers granted since the beginning of Fiscal 2022.

BOARD COMMITTEES

Certain matters are delegated to Board Committees. The principal committees are the Audit Committee, Human Capital Management & Compensation Committee, Governance & Technology Committee, Corporate Citizenship & Sustainability Committee and Finance Committee.

Each Board Committee acts in accordance with a written charter detailing its purpose, procedures, responsibilities and powers, as adopted by the Board, which is reviewed annually. Copies of the charters are available on request from the Corporate Secretary and under “Investors—Governance Documents” at www.signetjewelers.com/investors/corporate-governance.

SIGNET JEWELERS	22	2022 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The composition as of May 5, 2022, key roles and responsibilities, and number of meetings held in Fiscal 2022 of each principal Board Committee are detailed below. All members of our Board Committees are independent under all applicable NYSE Listing Standards.

Committees

Nominees	AC(1)	HCMC	GT	CCS	FC

André V. Branch	◆

R. Mark Graf	◆	◆			C

Zackery A. Hicks			◆	◆

Sharon L. McCollam	C		◆

Helen McCluskey	◆		C		◆

Nancy A. Reardon		C		◆

Jonathan Seiffer	◆	◆			◆

Brian Tilzer			◆	◆

Eugenia Ulasewicz		◆		C

Dontá L. Wilson					◆

Number of Meetings Held in Fiscal 2022	8	7	4	4	9

(1)	All members of the Audit Committee are financially literate and audit committee financial experts within the meaning of applicable SEC regulations.

AC	HCMC	GT	CCS	FC
Audit Committee	Human Capital Management & Compensation Committee	Governance & Technology Committee	Corporate Citizenship & Sustainability Committee	Finance Committee

C = Chair

Audit Committee

Roles and Responsibilities

Primary function is to assist the Board in fulfilling its oversight responsibilities with respect to the Company’s financial matters.

Responsibilities include the oversight, review and/or approval, as appropriate, of the:

◆  Company’s consolidated financial statements, earnings releases and related audit findings and accounting principles and policies;

◆  Recommendation of the appointment or termination of the Company’s independent registered public accounting firm (the “Auditor”), and approval of all audit and non-audit services provided by the Company’s Auditor;

◆  Internal control over financial reporting, disclosure controls and procedures and risk management;

◆  Effectiveness of the Company’s internal auditors and Disclosure Control Committee;

◆  Procedures for complaints regarding accounting, internal accounting controls, auditing or other matters;

◆  Enterprise risks; and

◆  Related person transactions.

In carrying out its responsibilities, the Audit Committee:

◆  Receives regular updates on internal audit activity and reviews reports submitted to the Company by the the Company’s Auditor, as well as annual management assurance updates submitted by the Risk Committee;

◆  Maintains direct communication with representatives of the Company’s Auditor, who ordinarily attend meetings by invitation (except in relation to the firm’s and its representatives’ own appointment and assessment of independence);

◆  Invites the Chairman, CEO, Chief Financial Officer, Chief Audit Executive, General Counsel and others to attend its meetings; and

◆  Meets at least once a year with both the Company’s Auditor and internal auditors without executive management present.

SIGNET JEWELERS	23	2022 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Human Capital Management & Compensation Committee

Roles and Responsibilities

Primary function is to provide oversight of overall management of human capital, which includes team member experience, culture, diversity, equity and inclusion; executive compensation programs; benefits and well-being strategy; talent management (attraction, development, and retention); performance management; and, in collaboration with the Governance & Technology Committee, succession planning. In collaboration with the Corporate Citizenship & Sustainability Committee, oversees Signet’s Love for Team Corporate Sustainability Goals.

Responsibilities include the oversight, review and/or approval, as appropriate, of the:

◆ Company’s compensation philosophy, policies, and actions for members of management to ensure they are fairly and appropriately rewarded, taking into account the long-term interests of shareholders and the Company, and that the Company’s compensation policies remain competitive;

◆ Evaluation of the performance of the CEO and executive direct reports to the CEO against corporate goals and objectives;

◆ Compensation, and any employment, termination protection, severance or similar agreements between the Company and the CEO or any executive direct report to the CEO;

◆ Administration of any annual cash bonus and long-term equity-based compensation plans and recommendation to the Board for approval, as appropriate, awards made under such plans;

◆ Appointment, compensation and assessment of the work of the Company’s independent compensation consultant; and

◆ Overall management of human capital, including culture, diversity and inclusion, benefits and well-being strategy, talent management (attraction, development, and retention), performance management, and succession planning.

For additional information regarding the operation of the Human Capital Management & Compensation Committee, including the role of consultants and management in the process of determining the amount and form of executive compensation, see the CDA below.

Governance & Technology Committee

In light of the significant importance of technology, data analytics and digital capabilities to the Company’s Connected Commerce and market share growth strategies, and in an effort to enhance the Board’s oversight of cybersecurity and data privacy risks, the Board added technology, cybersecurity and data privacy oversight to the remit of the Nomination & Corporate Governance Committee in the Fall of 2021 and rechartered the Committee as the Governance & Technology Committee.

Roles and Responsibilities

Primary function is to nominate Directors and provide oversight with respect to Board composition, implementation of the Company’s Corporate Governance Guidelines and overall corporate governance, the Company’s cybersecurity and data privacy risks and protocols, and technology matters relating to the Company as an omnichannel enterprise.

Responsibilities include the oversight, review and/or approval, as appropriate, of the:

◆ Selection, orientation and recommendations regarding the nomination of Directors;

◆ Annual evaluation of the Board and its Committees, including the composition and balance of the Board and its Committees;

◆ Succession planning of the CEO, Chairman and Board, as well as oversight of succession planning for other executive officers;

◆ Form and amount of Director and Chairman compensation in consultation with the Human Capital Management & Compensation Committee;

◆ Company’s cybersecurity and data privacy risks and protocols;

◆ Company’s eCommerce, information technology, digital and data analytics activities, strategies and initiatives, including budgets, investments, insurance, training and staffing related to such activities; and

◆ Corporate governance guidelines and other matters of corporate governance.

For additional information regarding the Governance & Technology Committee’s process for identifying Director candidates, see “Board Membership Selection” above.

SIGNET JEWELERS	24	2022 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Corporate Citizenship & Sustainability Committee

Roles and Responsibilities

Primary function is to set guidance and direction with respect to policies and progress on the Company’s Corporate Sustainability Goals (“CSGs”) and objectives as a responsible corporate citizen within the Environmental, Social and Governance (“ESG”) areas.

Responsibilities include the oversight, review and/or provision of advice, as appropriate, of the:

◆ Company’s CSG and ESG strategies, including on engagement with external stakeholders and other interested parties regarding corporate Purpose and culture and sustainability-related initiatives and programs;

◆ Implementation and effectiveness of appropriate policies, initiatives, systems and supporting measures in furtherance of the CSGs and ESG goals and objectives, including the Company’s goal to achieve net-zero greenhouse gas emissions by 2050;

◆ Strategies relating to the Signet Love Inspires Foundation, and overseeing the implementation and effectiveness of appropriate community impact mission statement, guidelines and programs, and philanthropic policies; and

◆ in collaboration with the Human Capital Management & Compensation Committee, the oversight of diversity, equity and inclusion, and team member engagement and experience practices.

◆ In carrying out its responsibilities, the Corporate Citizenship & Sustainability Committee reviews metrics relating to Signet’s “Three Loves”, which represent the pillars of its sustainability framework: Love for All People; Love for Our Team; and Love for Our Planet and Products. For additional information regarding the Corporate Citizenship & Sustainability Committee’s oversight role and the Company’s sustainability initiatives, see “Sustainability at Signet” below.

Finance Committee

Roles and Responsibilities

Primary function is to review and guide strategic direction and oversee and offer advice to the Board and management pertaining to risks, opportunities, policies, processes and progress regarding corporate financing or refinancing transactions, the Company’s credit and finance program and portfolio, treasury and capital allocation strategies and programs, and mergers and acquisitions.

Responsibilities include the oversight, review and/or provision of strategic direction regarding:

◆ the Company’s strategy and plan for its credit program, including risk exposures and the steps and processes management has implemented to monitor and control such exposures;

◆ Potential structures and related transactions and financing arrangements for the extension of credit or other financing options to the Company’s customers;

◆ Corporate financing or refinancing transactions and arrangements;

◆ Treasury and capital allocation strategies, programs and activities, including recommendations regarding dividend and share repurchase activities to the full Board for approval, as appropriate; and

◆ Merger and acquisition opportunities and activities and making of recommendations to the full Board regarding the same, as appropriate.

COMMUNICATION WITH DIRECTORS AND DIRECTOR NOMINATIONS

The Board welcomes feedback from shareholders and other interested parties. Any shareholder or member of the public who wishes to send communications to the Board, the Chairman or any other individual Director may do so in writing, addressed to the Corporate Secretary, c/o Signet Jewelers, 375 Ghent Road, Akron, Ohio, 44333 U.S.A. All such communications will be reviewed promptly by the Corporate Secretary and, where considered appropriate, sent to the Director(s) or one or more Committee Chair(s) with a copy to the Chairman.

A shareholder who wishes to recommend an individual to the Governance & Technology Committee for its consideration as a nominee for election to the Board may do so in writing also to the Corporate Secretary, c/o Signet Jewelers, 375 Ghent Road, Akron, Ohio, 44333 U.S.A. The Governance & Technology Committee will evaluate

SIGNET JEWELERS	25	2022 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

shareholder recommendations for candidates to the Board in the same manner as candidates suggested by other Directors or search firms.

As more fully described in the Company’s Bye-laws and under “Shareholder Q&A”, a shareholder desiring to nominate a person for election as a Director at an annual meeting must provide notice by the deadlines established in the Bye-Laws and include in such written notice all of the information required to be disclosed in solicitations of proxies for the election of Directors, or as otherwise required pursuant to Regulation 14A under the Exchange Act. This includes the person’s written consent to being named in the Proxy Statement as a nominee and serving as a Director if elected, the name and address of the proposing shareholder and the number of shares of the Company beneficially owned by such shareholder.

TRANSACTIONS WITH RELATED PARTIES

The Board has adopted a Related Party Transaction Policy setting forth the Company’s policies and procedures for the review, approval or ratification of transactions in which the Company participates and in which any Director, executive officer, Director nominee, five percent beneficial owner of the Company’s voting securities, or immediate family member of such officer, Director, Director nominee or security holder (each, a “Related Person”), has a direct or indirect material interest. The Company’s Corporate Secretary and legal department review any identified transactions. If it is determined, based on the facts and circumstances, that the Director or executive officer has a direct or indirect material interest in a transaction, the Corporate Secretary brings the matter to the attention of the Audit Committee for further review. In determining whether to approve or ratify any such transaction, the Board, on the recommendation of the Audit Committee, would consider whether, based on the specific facts and circumstances of the transaction, such a transaction would be in the best interests of the Company. Any transaction considered to jeopardize the independence of a Director or be contrary to law or regulation would be prohibited. In addition, situations that potentially create or give the appearance of a conflict of interest are to be avoided pursuant to the Code of Ethics for Senior Officers and the Code of Conduct. Directors and executive officers annually complete, sign and submit a Directors’ and Officers’ Questionnaire that is designed to identify Related Person transactions and both actual and potential conflicts of interest. The Company also makes appropriate inquiries as to the nature and extent of business it conducts with other companies for whom any of these Related Persons also serve as a director or executive officer.

Since the beginning of Fiscal 2022, the Company has not participated in any transaction, and there is no currently proposed transaction, in which a Related Person had or will have a direct or indirect material interest, other than as described below.

Transaction with D&L Trading Limited

The Company acquired R2Net Inc., the parent company of online diamond and bridal jewelry retailer, James Allen, in September 2017. Roy Brinker, the brother-in-law of Oded Edelman, President—James Allen and Chief Digital Innovation Officer, owns D&L Trading Limited, which provided services to Segoma Ltd., a subsidiary of R2Net Inc., including photography services related to rough and polished diamonds, jewelry and gemstones, as well as sorting and distribution services of lab grown and rough diamonds to the Company’s polishing factories. In Fiscal 2022, the Company paid approximately $612,511 to D&L Trading Limited.

Family Relationships

Roie Edelman, the brother of Oded Edelman, serves as the Chief Diamond Officer of R2Net Israel Ltd., a subsidiary of R2Net Inc. In Fiscal 2022, Roie Edelman’s total compensation was $554,672, which includes the grant date value of time-based restricted stock units granted to him during Fiscal 2022.

SIGNET JEWELERS	26	2022 PROXY STATEMENT

Director Compensation

Our Director compensation program is outlined in the following chart and includes the compensation paid to independent non-employee Directors. Compensation is paid to independent non-employee Directors only.

Independent Director Compensation Policy	Amount(1)

Annual Board Retainer (Chairman)(2)	$500,000

Annual Board Retainer (other than Chairman)(3)	$245,000

Additional Annual Retainer to Committee Chairs

Audit Committee	$ 30,000

Human Capital Management & Compensation Committee	$ 25,000

Governance & Technology Committee	$ 20,000

Corporate Citizenship & Sustainability Committee	$ 20,000

Finance Committee	$ 20,000

(1)

We typically pay annual cash retainers in quarterly installments. However, see below for details regarding certain temporary changes made to Director compensation in Fiscal 2021 in response to COVID-19 that remained in effect through March 31, 2021.

(2)	Split into a cash amount of $280,000 and $220,000 paid in Common Shares on the day of the Annual Meeting of Shareholders.

(3)	Split into a cash amount of $105,000 and $140,000 paid in Common Shares on the day of the Annual Meeting of Shareholders.

The following table summarizes the total compensation of each of our independent Directors who served on the Board during Fiscal 2022.

Independent Director	Fees earned or paid in cash(1)	Stock awards(1)(2)	Total

H. Todd Stitzer	$210,000	$288,306	$498,306

André V. Branch	$ 78,750	$169,249	$247,999

R. Mark Graf	$ 93,750	$176,991	$270,741

Zackery Hicks	$ 78,750	$174,608	$253,358

Helen McCluskey	$ 93,750	$176,991	$270,741

Sharon L. McCollam	$101,250	$178,236	$279,486

Nancy A. Reardon	$ 97,500	$177,640	$275,140

Jonathan Seiffer(3)	$ 78,750	$174,608	$253,358

Brian Tilzer	$ 78,750	$174,608	$253,358

Eugenia Ulasewicz	$ 93,750	$176,991	$270,741

Dontá L. Wilson	$ 78,750	$169,249	$247,999

(1)	Cash retainer fees were only paid after March 31, 2021 upon the reinstatement of the full retainer fees following the expiration of the actions taken in response to COVID-19 as described below.

(2)

Reflects the Common Shares granted in lieu of the reduced quarterly cash fees through March 31, 2021 as part of the actions taken in response to COVID-19 described below. The quarterly retainer amounts paid to Mr. Branch and Mr. Wilson in Common Shares through March 31, 2021 were pro-rated as of February 8, 2021, the date of their appointment to the Board. In accordance with FASB ASC Topic 718, the amounts calculated are based on the aggregate grant date fair value of the shares (in the column entitled “Stock awards”). The annual equity award was made in RSUs with one-year cliff vesting from the date of grant and were granted to all independent Directors who were appointed to the Board at the 2021 annual meeting of shareholders on the day of such meeting. Amounts reported for Mr. Branch and Mr. Wilson include a pro-rated 2020 annual equity award (the “2020 Award”) measured from the date of their appointment to the Board through the one-year anniversary of the grant date of the 2020 Award, which were granted in RSUs with one-year cliff vesting from the date of grant and reduced by 50% pursuant to the actions taken in response to COVID-19. For information on the valuation assumptions, refer to Note 27 in the Signet Annual Report on Form 10-K for Fiscal 2022.

(3)	Mr. Seiffer’s cash fees were payable to Leonard Green.

SIGNET JEWELERS	27	2022 PROXY STATEMENT

DIRECTOR COMPENSATION

DETERMINATION OF DIRECTOR COMPENSATION

The compensation of the independent Directors is determined by the full Board on the basis of recommendations made by the Governance & Technology Committee after consultation with the Human Capital Management & Compensation Committee and the Human Capital Management & Compensation Committee’s independent compensation consultant. Such recommendations are made after consideration of, among other factors, external comparisons, time commitments and the responsibilities of the independent Directors. Other than the actions taken in response to COVID-19 noted below, there were no changes made to the compensation of the non-employee Directors during Fiscal 2022.

SHARE OWNERSHIP

Our Director Share Ownership Policy is designed to better align our Directors’ interests with those of shareholders over the long term. The Chairman is expected to achieve a minimum share ownership value of $700,000 within five years of being elected as Chairman. The independent Directors are expected to achieve a minimum share ownership of three times the value of their annual share award within five years of election to the Board. Once these share ownership holdings are achieved at any given share price, the requirement is considered to have been met notwithstanding any subsequent change in share price. The minimum holding is to be maintained while such individual remains a Director of the Company. As of April 22, 2022, each of our independent Directors had achieved their share ownership requirements, with the exception of Dontá L. Wilson, who recently joined our Board in February 2021.

INDEMNIFICATION

The Company has entered into indemnification agreements with the independent Directors of the Company, agreeing to indemnify them against expenses, judgments, fines and amounts paid in settlement of, or incurred in connection with, any threatened, pending or completed action, suit or proceeding in which the Director was or is, or is threatened to be made, a party by reason of his or her service as a Director, officer, employee or agent of the Company, provided that the Director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the Company and, with respect to any criminal action or proceeding, provided he or she had reasonable cause to believe such actions were lawful. Each indemnification agreement also provides for the advance of expenses incurred by the Director in defending any proceeding.

ACTIONS TAKEN IN RESPONSE TO COVID-19

In March 2020, in support of the Company’s efforts to mitigate the financial impact on the Company of the COVID-19 pandemic, the Board of Directors temporarily reduced all Board retainer fees by 50% effective April 1, 2020 through March 31, 2021 and agreed to be compensated entirely in Common Shares during such period. The full retainer fees were reinstated following the March 31, 2021 payment.

SIGNET JEWELERS	28	2022 PROXY STATEMENT

Sustainability at Signet

Now, more than ever, companies have a responsibility to articulate commitments and seek to deliver purposeful achievements to confront global challenges, such as climate change and leadership equity, that create shared value for shareholders, team members, customers and other stakeholders.

As a retailer, we believe that integrating sustainable business practices into our strategies and operations is integral to delivering long-term shareholder value. We recognize that non-financial information, including ESG disclosures, is important to our stakeholders.

Therefore, over the last year our Board worked with our management team to prioritize our commitment to sustainability with the launch of our 2030 Corporate Sustainability Goals (CSGs). With the launch of our CSGs we have activated our Leadership Team to integrate our CSGs into our everyday business operations. We focused on ESG areas that we believe are most important to our shareholders, referencing business practice guideposts such as those established by the United Nations Global Compact, and ESG reporting frameworks such as Sustainability Accounting Standards Board (or “SASB,” which is being integrated into the International Sustainability Standards Board (ISSB).

RECENT MILESTONES

Signet is committed to communicating transparently about meaningful sustainability-related activities and results to stakeholders. We made significant progress in Fiscal 2022 and continue working to further enhance our corporate sustainability strategy and ESG disclosures in the years ahead. In addition to the actions taken in furtherance of our human capital management initiatives described more fully below under “Signet’s Approach to Human Capital Management”, the following illustrates some recent milestones since the beginning of Fiscal 2022:

FISCAL 2022

◆  Published first Corporate Citizenship and Sustainability Report, including the launch of Signet’s 2030 Corporate Sustainability Goals (CSGs) based on Signet’s Three Loves: Love for All People; Love for Our Team; Love for Our Planet and Products. (June 2021)

◆  Launched Climate Action Sustainability Committee (CASC) a cross-functional committee to address ESG Risk and Opportunities and strategize on Signet’s net-zero greenhouse gas ambition. (June 2021)

◆  Expanded commitment to ESG data quality by expanding the open-sourced Signet Responsible Sourcing Protocol to include Environmental and Social data collection from our direct suppliers. (September 2021)

◆  Joined Paradigm for Parity® to Advance Leadership Equality. (July 2021)

◆  Initiated first Signet cohort of leaders to study for the Fundamentals of Sustainability Accounting, Level 1 certification administered by the Value Reporting Foundation, formerly Sustainability Accounting Standards Board (SASB). (September 2021)

◆  Earned designation as a Great Place to Work-Certified™ company for the second time. (November 2021)

◆  Included in 2022 Bloomberg Gender-Equality Index (GEI) for the fourth consecutive year. (January 2022)

◆  Rated 85 out of 100 by Human Rights Coalition Corporate Equality Index (CEI). (January 2022)

SIGNET JEWELERS	29	2022 PROXY STATEMENT

SUSTAINABILITY AT SIGNET

BOARD OVERSIGHT OF SUSTAINABILITY

Corporate Citizenship & Sustainability Committee

◆    Oversight responsibility regarding our corporate citizenship initiatives is embedded in the Corporate Citizenship & Sustainability Committee. The Committee reports to the full Board on the Company’s ongoing ESG—related activities. The Committee provides oversight and strategic direction for our sustainability program including oversight of Signet’s 2030 Corporate Sustainability Goals (CSGs).

Human Capital Management & Compensation Committee

◆   The Human Capital Management & Compensation Committee provides oversight of overall management of human capital, which includes team member experience, culture, diversity, equity and inclusion; executive compensation programs; benefits and well-being strategy; talent management (attraction, development, and retention); performance management; and, in collaboration with the Governance & Technology Committee, succession planning. In collaboration with the Corporate Citizenship & Sustainability Committee, the Human Capital Management & Compensation Committee oversees Signet’s Love for Team Corporate Sustainability Goals.

The Corporate Citizenship and Sustainability Report will be accessible at www.proxydocs.com/SIG.

SIGNET JEWELERS	30	2022 PROXY STATEMENT

Signet’s Approach to

Human Capital Management

As a retailer, our long-term sustainability depends on our people. Our culture and team member experience are critical to our growth. For these reasons, differentiation as an Employer of Choice is instrumental to our success. We care about our team members and seek to empower them, reward them and help them develop both professionally and personally through programs and resources that enhance our workplace environment, improve our team members experiences, and enable us to retain and engage our most valuable resource-our people.

In Fiscal 2022, we solidified our team member experience with tangible success. We successfully navigated the global pandemic and the great resignation by prioritizing the health and well-being of our team members and transforming our culture. We believe that our new and innovative team member experience differentiates us from our retail peers and prioritizes benefits, compensation, rewards and training while energizing the team around our shared Purpose—Inspiring Love. As a result of our strategy to grow impassioned leaders dedicated to our Purpose, we have been able to recruit and retain talent.

HUMAN CAPITAL MANAGEMENT ACCOMPLISHMENTS IN FISCAL 2022 AND FISCAL 2023 TO DATE

TEAM MEMBER EXPERIENCE	DIVERSITY, EQUITY AND INCLUSION

At Signet, team members are:

© Invited to be their best self;

© Introduced to ideas that grow their passion—not just their job; and

© Inspired to inspire more love in the world.

Our team members are key to our success. We seek to provide them with the tools they need and empower them to be the best version of themselves to support our Mission to Celebrate Life Express Love®. It is our strategy to reward employees with pay, benefits, and training.

◆  Signet earned the designation of Great Place to Work® based on team member responses to the Great Place to Work® Trust Index© Survey. In the survey, 90 percent of our employees said, “When I look at what we accomplish, I feel a sense of pride.”

◆  We fully implemented a $15 minimum wage for all hourly US Signet team members in September 2021, nine months ahead of schedule.

◆  Announced holiday bonus for all retail team members ahead of holiday season.

◆  We expanded health care benefits but did not raise health care premiums for team members.

◆  We held a series of town halls to engage team members on our Purpose, team member experience, and strategy.

◆  Measured our progress with first comprehensive Voice of the Employee survey in three years. Scores improved in most repeated questions (16 out of 19 questions). The score improvements allow us to measure our progress. The CEO and Chief People Officer shared comprehensive results with all leaders and team members to both celebrate our culture transformation and learn where we can improve.

We are committed to cultivating and advancing diversity in all forms, as well as building a strong inclusive culture. In Fiscal 2022, Signet continued the Signet Speaks Out™ Series, co-led by our CEO and Chief Diversity Officer, to provide a safe, open forum for team members to have honest and candid discussions about important topics such as racism.

◆  Initiated new programs to align with 2030 Corporate Sustainability Goals (CSGs) to address leadership equity in all areas of our business operations and including retail store managers.

◆  Launched University Relations Summer Intern Program for 2022 in partnership several universities, including a Historically Black College/University (HBCU).

◆  In addition to mandatory “Unconscious Bias” training for all team members, launched two-part training on Building an Inclusive Culture.

As of January 29, 2022:

42%   of vice president positions and above are held by women, with women comprising 50% of our most senior Leadership Team.

13%   of vice president positions and above are held by people of color, with people of color comprising 23% of our senior vice president positions and above.

In our Retail Stores:

76%  of Signet field leadership (assistant manager and above) are women.

36%  of Signet field leadership (assistant manager and above) are people of color.

SIGNET JEWELERS	31	2022 PROXY STATEMENT

SIGNET’S APPROACH TO HUMAN CAPITAL MANAGEMENT

TRAINING AND DEVELOPMENT

Our people and culture are critical to Signet’s long-term success. In Fiscal 2022, we continued our efforts to connect our team members with resources that support their individual development and enable them to create an inclusive environment for all.

Signet’s leadership and training strategy has two components;

◆ Industry and Jewelry Expertise; and

◆ Leadership and Culture.

In Fiscal 2022, Signet launched a new and innovative retail team member training program to provide all new retail team members with 40 hours of training on Signet’s culture and Purpose. This program immerses new team members in Signet’s expectations, culture and leadership style as well as foundational knowledge of the jewelry industry. Team members continue to develop expertise on jewelry for the extension of their career at Signet.

In Fiscal 2022, Signet launched Brilliant University, a new platform for investing in team member training, leadership development and education. Investments in our people, such as training, allows us to recruit exceptional candidates and efficiently provide them with new skills and experiences regarding Signet values, leadership traits and jewelry knowledge.

SIGNET’S SEVEN LEADERSHIP TRAITS

Our learning experience is guided by Signet’s seven leadership traits, which are foundational to the success of each leader at Signet, regardless of job title. We believe in “leadership at every level,” and Brilliant University provides education and training for team members to learn more about what each trait looks like at different levels in the organization.

1	Vision and Purpose	2	Critical Thinking
Craft an Inspired Vision for the Clear Path Forward		See the Challenges, Consider All Possibilities

3	Customer Obsession	4	Employee Experience	5	Diversity, Equity and Inclusion
It Starts and Ends with Our Customer Period		Create a Vibrant Culture of Collaboration and Engagement		Embrace Our Difference, Celebrates Our Uniqueness

6	Innovative Action	7	Performance Excellence
Iterative Ideas Drive Progress, Acting Out Our Ideas Drives Success		Motivated, Accountable and Professional. The MAP for Greatness.

SIGNET JEWELERS	32	2022 PROXY STATEMENT

Proposal 2: Appointment of Independent Auditor and Authorization of the Audit Committee to Determine its Compensation

Proposal 2 is to appoint KPMG LLP (“KPMG”) as independent registered public accounting firm (“independent auditor”) to the Company until the end of the next annual meeting of shareholders and authorize the Audit Committee of the Board to determine its compensation.

The Audit Committee is responsible for the recommendation, compensation, retention and oversight of the independent auditor and has recommended KPMG, the US member firm of KPMG International, as the independent registered public accounting firm to audit the Company’s consolidated financial statements and effectiveness of internal control over financial reporting of the Company until the end of the Company’s annual meeting of shareholders in 2023. While shareholders are required to appoint the independent auditor pursuant to Bermuda law, the Audit Committee is responsible for recommending which independent auditor should be appointed.

In recommending KPMG, the Audit Committee has considered, among other things, whether the non-audit services provided by KPMG were compatible with maintaining KPMG’s independence from the Company and has determined that such services do not impair KPMG’s independence. The Audit Committee considered whether there should be a rotation of the independent auditor, and the members of the Audit Committee currently believe that the continued retention of KPMG to serve as the Company’s independent auditor is in the best interests of the Company and its shareholders.

FEES AND SERVICES OF KPMG

The Audit Committee has adopted a policy requiring its advance approval of the Company’s independent registered public accounting firm’s fees and services. In Fiscal 2022, all KPMG services and fees were reviewed and pre-approved by the Audit Committee (or Chair of the Audit Committee between Audit Committee meetings for non-audit work up to $250,000). This policy also prohibits the Company’s independent registered public accounting firm from performing certain non-audit services for the Company including: (1) bookkeeping, (2) systems design and implementation, (3) appraisals or valuations, (4) actuarial services, (5) internal audit, (6) management or human resources services, (7) investment advice or investment banking, (8) legal services and (9) expert services unrelated to the audit. All fees paid by the Company to KPMG for Fiscal 2022 and Fiscal 2021 as shown in the table below were approved by the Audit Committee pursuant to this policy.

The following table presents fees for professional audit services provided by KPMG for Fiscal 2022 and Fiscal 2021 for their respective audits of the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting for Fiscal 2022 and Fiscal 2021, reviews of the Company’s unaudited condensed consolidated interim financial statements and other services rendered by KPMG during Fiscal 2022 and Fiscal 2021.

	Fiscal 2022 (millions)	Fiscal 2021 (millions)

Audit fees	$4.0	$4.2

Audit-related fees(1)	$1.5	$—

Tax fees(2)	$0.5	$0.2

All other fees	$—	$—

Total fees	$6.0	$4.4

(1)

Audit-related fees consisted principally of services rendered for due diligence assistance related to the Company’s acquisition activity, and other attest services not required by statute or regulation.

(2)	Tax fees consisted principally of services rendered for tax compliance and advisory services.

A representative of KPMG will attend the Annual Meeting to respond to appropriate questions raised by shareholders and will be afforded the opportunity to make a statement at the Meeting, if he or she desires to do so.

The Board of Directors Recommends a Vote “FOR” this Proposal.

SIGNET JEWELERS	33	2022 PROXY STATEMENT

Report of the Audit Committee

The Company’s Annual Report on Form 10-K includes the audited consolidated balance sheets of the Company and its subsidiaries as of January 29, 2022 (“Fiscal 2022”) and January 30, 2021 (“Fiscal 2021”), and the related audited consolidated statements of operations, comprehensive income (loss), cash flows, and shareholders’ equity, for Fiscal 2022, Fiscal 2021, and the fiscal year ended February 1, 2020 (“Fiscal 2020”). These balance sheets and statements (the “Audited Financial Statements”) were audited and are the subject of the report by the Company’s independent registered public accounting firm, KPMG LLP (“KPMG”). The Audited Financial Statements are available at www.signetjewelers.com/investors/financial-reports.

The Audit Committee reviewed and discussed the Audited Financial Statements with management and otherwise fulfilled the responsibilities set forth in its charter. An evaluation of the effectiveness of the Company’s internal control over financial reporting was discussed by the Audit Committee with management and KPMG.

The Audit Committee also discussed applicable matters under Public Company Accounting Oversight Board (“PCAOB”) standards with KPMG. The required written disclosures and letter regarding KPMG communications with the Audit Committee and independence were received by the Audit Committee, and independence was discussed with KPMG.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Audited Financial Statements be included in the Company’s Fiscal 2022 Form 10-K.

The Audit Committee annually reviews the independence and performance of KPMG, including its lead audit partner and engagement team, in connection with the Audit Committee’s responsibility for the appointment and oversight of the Company’s independent registered public accounting firm and determines whether to re-engage KPMG or consider other audit firms. In doing so, the Audit Committee considers, among other things, such factors as:

◆	The quality and efficiency of KPMG’s historical and recent performance on the Company’s audit;

◆	KPMG’s capability and expertise;

◆	The quality and candor of communications and discussions with KPMG;

◆	The ability of KPMG to remain independent;

◆	External data relating to audit quality and performance (including recent PCAOB reports on KPMG and its peer firms);

◆	The appropriateness of fees charged; and

◆

KPMG’s tenure as the Company’s independent registered public accounting firm and familiarity with its operations, businesses, accounting policies and practices, and internal control over financial reporting.

In accordance with the SEC’s rules and KPMG’s policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide services to a company. For lead partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of the Company’s lead partner involves meetings between the members of the Audit Committee and the candidate for the role, as well as a discussion by the full Audit Committee and with management.

Based on the foregoing considerations, the Audit Committee believes that the continued retention of KPMG to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.

MEMBERS OF THE AUDIT COMMITTEE

Sharon L. McCollam (Chair)

André Branch

R. Mark Graf

Helen McCluskey

Jonathan Seiffer

SIGNET JEWELERS	34	2022 PROXY STATEMENT

Ownership of the Company

SHAREHOLDERS WHO BENEFICIALLY OWN AT LEAST FIVE PERCENT OF COMMON SHARES

The table below shows all persons who were known to the Company to be beneficial owners (determined in accordance with Rule 13d-3 of the Exchange Act) of more than five percent of Common Shares as of April 22, 2022. The table is based upon reports filed with the SEC. Copies of these reports are publicly available from the SEC on its website, www.sec.gov.

Name and address of beneficial owner	Amount and nature of beneficial ownership		Percent of class(1)

BlackRock Inc. 55 East 52nd Street New York, NY 10055, USA	9,136,052	(2)	19.68%

Select Equity Group, L.P. 380 Lafayette Street, 6th Floor New York, NY 10003, USA	8,065,222	(3)	17.37%

Leonard Green 11111 Santa Monica Boulevard, Suite 2000 Los Angeles, CA 90025, USA	8,065,198	(4)	17.37%

The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355, USA	6,150,135	(5)	13.24%

None of the Company’s Common Shares entitle the holder to any preferential voting rights.

(1)

Reflects the shareholdings as reported in the Beneficial Owners’ SEC filings as a percentage of the issued and outstanding shares of Common Stock as of April 22, 2022, excluding 957,174 shares repurchased by the Company that were held for the account of the Company as of April 22, 2022 and awaiting to be transferred to the Company’s treasury account.

(2)

Based upon a Schedule 13G/A filed on January 27, 2022, BlackRock Inc. reported beneficial ownership of 9,136,052 Common Shares as follows: sole voting power over 8,965,869 Common Shares and sole dispositive power over 9,136,052 Common Shares.

(3)

Based upon a Schedule 13G/A filed on March 17, 2022, Select Equity Group, L.P. (“Select LP”), SEG Partners II, L.P. (“SEG Partners II”), and George S. Loening (“Loening”) (collectively, “Select Equity”) jointly reported beneficial ownership of 8,065,222 Common Shares as follows: shared voting and shared dispositive power over 8,065,222 Common Shares by Select LP; shared voting and shared dispositive power over 3,392,893 Common Shares by SEG Partners II; and shared voting and shared dispositive power over 8,065,222 Common Shares by Loening.

(4)

Based upon a Form 4 filed on June 29, 2021, Green Equity Investors VI, L.P. (“GEI VI”), GEI Capital VI, LLC, Green Equity Investors Side VI, L.P. (“GEI Side VI”), Green VI Holdings, LLC, Leonard Green & Partners, L.P., LGP Associates VI-A LLC (“Associates VI-A”), LGP Associates VI-B LLC (“Associates VI-B”), LGP Management Inc., and Peridot Coinvest Manager LLC, Jonathan D. Sokoloff and Jonathan A. Seiffer (collectively, “Leonard Green”) jointly reported shared voting and shared dispositive power of 8,065,198 Common Shares, which included (i) 625,000 Preferred Shares, which as of the date of the Form 4 were convertible into 8,032,923 Common Shares, and (ii) 32,275 Common Shares, of which 17,912 are owned by Mr. Seiffer and held for the benefit of Leonard Green (including 2,012 RSUs, which are subject to certain vesting and forfeiture provisions) and 14,363 are owned by Mr. Sokoloff for the benefit of Leonard Green.

(5)

Based upon a Schedule 13G/A filed on February 10, 2022, The Vanguard Group, Inc. (“Vanguard”) reported beneficial ownership of 6,150,135 Common Shares as follows: shared voting power over 91,789 Common Shares, sole dispositive power over 6,013,804 Common Shares and shared dispositive power over 136,331 Common Shares.

SIGNET JEWELERS	35	2022 PROXY STATEMENT

OWNERSHIP OF THE COMPANY

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The table below shows the number of Common Shares of the Company beneficially owned (determined in accordance with Rule 13d-3 of the Exchange Act) as of April 22, 2022 by each current Director, each executive officer named in the Summary Compensation Table and all of the Company’s current executive officers and Directors as a group.

Name	Common Shares(1)	Shares that may be acquired within 60 days(2)	Total(3)	Percent of class(3)

H. Todd Stitzer(4)	50,816	0	50,816	*

André V. Branch(4)	3,428	0	3,428	*

Virginia C. Drosos(4)(5)	371,475	144,075	515,550	1.11%

R. Mark Graf(4)	20,792	0	20,792	*

Zackery A. Hicks(4)	17,615	0	17,615	*

Helen McCluskey(4)	24,156	0	24,156	*

Sharon L. McCollam(4)	19,888	0	19,888	*

Nancy A. Reardon(4)	19,769	0	19,769	*

Jonathan Seiffer(4)(6)	15,900	0	15,900	*

Brian Tilzer(4)	18,769	0	18,769	*

Eugenia Ulasewicz(4)	23,965	0	23,965	*

Dontá L. Wilson(4)	728	0	728	*

Joan M. Hilson(7)	90,361	31,264	121,625	*

Jamie L. Singleton(7)	53,228	36,255	89,483	*

Rebecca S. Wooters(7)	23,191	16,482	39,673	*

Oded Edelman(7)	190,693	12,102	202,795	*

All Current Executive Officers and Directors as a group (21 persons)	1,084,617	300,043	1,384,660	2.96%

(1)	No Common Shares are pledged as security. All Common Shares are owned directly with the exception of Oded Edelman, who holds 105,398 Common Shares through a wholly-owned entity.

(2)	Includes Common Shares that may be acquired upon the exercise of stock options or upon vesting of time-based restricted stock units.

(3)

All holdings represent less than 1% of the Common Shares issued and outstanding, with the exception of Virginia C. Drosos, as indicated. No Preferred Shares are held by our Directors or executive officers . Percentage reported reflects the shareholdings of the Directors and Executive Officers as a percentage of the issued and outstanding shares of Common Stock as of April 22, 2022, excluding 957,174 shares repurchased by the Company that were held for the account of the Company as of April 22, 2022 and awaiting to be transferred to the Company’s treasury.

(4)	Director

(5)	CEO

(6)

GEI VI, GEI Side VI, Associates VI-A and Associates VI-B are the direct owners of 625,000 Preferred Shares that are convertible into 8,032,923 Common Shares. Mr. Seiffer directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed to be an indirect beneficial owner of the shares owned by GEI VI, GEI Side VI, Associates VI-A and Associates VI-B. Mr. Seiffer disclaims beneficial ownership of the shares except to the extent of their pecuniary interest therein.

(7)	Executive officer

See CDA and “Director Compensation” below for a discussion of the Company’s Share Ownership Policies applicable to executive officers and Directors, respectively.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, require our Directors and executive officers and any persons who beneficially own more than 10% of our common stock (collectively “Reporting Persons”) to file reports of their ownership and changes in beneficial ownership of common stock with the SEC. Based solely on our review of forms filed electronically with the SEC and written representations from Reporting Persons, we believe that all filings required to be made under Section 16(a) by the Reporting Persons during Fiscal 2022 were timely filed.

SIGNET JEWELERS	36	2022 PROXY STATEMENT

Executive Officers of the Company

The names, ages of and positions held by the executive officers of the Company are presented below.

Executive Officer	Age	Position

Virginia C. Drosos	59	Chief Executive Officer

Joan M. Hilson	62	Chief Financial and Strategy Officer

William R. Brace	55	President—Jared and Jewelry Services

Oded Edelman	55	President—James Allen and Chief Digital Innovation Officer

Mary Elizabeth Finn	61	Chief People Officer

Stephen E. Lovejoy	56	Chief Supply Chain Officer

Howard A. Melnick	60	Chief Information Officer

Stash Ptak	43	General Counsel and Senior Vice President Legal Compliance and Risk

Jamie L. Singleton	60	President—Kay, Zales and Peoples and Chief Marketing Officer

Rebecca S. Wooters	51	Chief Digital Officer

Virginia C. Drosos,—see biographical information in section “Proposal 1: Election of Directors—Virginia C. Drosos.”

Joan M. Hilson joined Signet in March 2019 and became Chief Financial Officer in April 2019 and Chief Strategy Officer in March 2021. Ms. Hilson brings over 30 years of leadership experience in retail corporate finance, with extensive experience in business planning, merchandise planning, inventory management, and cost optimization. Before Signet, Ms. Hilson was Executive Vice President, Chief Financial and Operating Officer of David’s Bridal, Inc., a wedding gown and formal wear retailer, for five years. Prior to that she was the Chief Financial Officer of American Eagle Outfitters, a publicly traded clothing retailer, and held several roles within Limited Brands, a publicly traded clothing and specialty retailer, including Chief Financial Officer of the Victoria’s Secret stores division.

William R. Brace has served as President of Jared and Jewelry Services since May 2021. He has over 30 years of experience growing and leading retail brands and businesses. He joined Signet in September 2018 as Executive General Manager of Jared and added responsibilities for the Jewelry Services business unit in 2020. He also previously served as Signet’s Chief Marketing Officer from September 2018 to May 2021. Prior to Signet, he held a wide range of executive leadership responsibilities during a 29-year career at Procter & Gamble, a multinational consumer goods corporation, where he created enduring growth successes on several billion-dollar brands and business.

Oded Edelman has served as President of JamesAllen.com, an online diamond and bridal jewelry retailer, since 2007, and Chief Digital Innovation Officer since February 2022. Mr. Edelman also serves as the

Chief Executive Officer of R2Net Inc., the parent company of JamesAllen.com, which he founded in 2007. Signet completed its acquisition of R2Net Inc. on September 12, 2017. Mr. Edelman has decades of experience in the diamond industry, including international trade, wholesale networking, supply chain management and the creation of polishing innovations.

Mary Elizabeth Finn became Chief People Officer in May 2018. She has over 30 years of experience empowering team members through business transformations, developing leaders, expanding training and development opportunities and building diverse, inclusive, and successful cultures. Prior to Signet, Ms. Finn served as Chair of Finn Advisory Services, LLC, a consulting firm which she founded. Previously, Ms. Finn was Chief Human Resources Officer of Nielsen, a global information services company, for three years and provided human resources leadership during two major successful transitions: the company’s initial public offering and chief executive officer succession. Prior to Nielsen, she spent 26 years at General Electric.

Stephen E. Lovejoy joined Signet as the Company’s Chief Supply Chain Officer in June 2018. He has over 30 years of experience leading matrixed, global supply chains within retail and other industries. Steve most recently served as Chief Operating Officer for Glanbia PLC, a publicly traded multinational nutrition company, for over four years. Prior to Glanbia, he served as Senior Vice President Global Supply Chain at Starbucks Coffee Company; as Vice President, Global Supply Chain for Method Home Products, a home and personal care products company; and as Vice President, Product Supply International at The Clorox Company for 17 years.

SIGNET JEWELERS	37	2022 PROXY STATEMENT

EXECUTIVE OFFICERS OF THE COMPANY

Howard A. Melnick became Chief Information Officer in February 2018, following his service in this position as interim CIO since November 2017. Mr. Melnick has over 30 years of experience in organizational, retail and customer-facing technology systems and platforms. Prior to Signet, Mr. Melnick was Chief Information Officer at Ralph Lauren, a publicly traded clothing and fragrance retailer, from 2008 to 2017. Mr. Melnick previously held technology leadership positions at Marriott International and Pepsi-Cola International. He is also a Certified Public Accountant.

Stash Ptak became General Counsel and Senior Vice President Legal, Compliance and Risk in June 2019. Mr. Ptak’s experience spans both business operations and law. He joined the Signet legal team in 2012, initially focused on commercial and real estate matters. Mr. Ptak joined Signet in 2005, and prior to transitioning to the legal team, he served in a number of strategic and analytical roles related to the Company’s optimization of merchandise sales and margins.

Jamie L. Singleton became Signet’s President of Kay, Zales and Peoples in March 2019 and Chief Marketing Officer in May 2021. She has over 30 years of experience in transformative retail leadership, including merchandising, design, product development, sourcing, marketing, data analytics and customer experience. Previously she served as Executive Vice President of Zales and Peoples Jewelers from June 2017 to March 2019; and Senior Vice President, General Manager of Piercing Pagoda for Zale Corp., and later Signet, from April 2012 to June 2017. Prior to joining Zale Corp. she was a Senior Vice President at CPI Corp., a photography studio company, and David’s Bridal Group, a wedding gown and formal wear retailer, responsible for retail and wholesale businesses, and held various senior merchandising, planning and product development positions at other retail companies.

Rebecca S. Wooters became Signet’s Chief Digital Officer in April 2020. She has over 25 years of experience across digital strategy and transformation, customer experience, operations, market and product development. Prior to joining Signet, she spent over twelve years with Citi, the consumer division of publicly traded Citigroup, a financial services company, most recently as Chief Customer Experience Officer and Head of Digital Experience for Citi’s Card division since November 2013 and the Global Consumer Bank since April 2018. Prior to Citi, Ms. Wooters served in innovation, strategic and marketing roles of increasing responsibility at Experian Decision Analytics and MBNA.

SIGNET JEWELERS	38	2022 PROXY STATEMENT

Proposal 3: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The Board recognizes the interest shareholders have in the compensation of executives. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are asking shareholders to cast a vote, on a non-binding advisory basis, on the compensation of the Company’s named executive officers (“NEOs”) as disclosed in this Proxy Statement in accordance with Section 14A of the Exchange Act (also referred to as “Say-on-Pay”).

As described in the CDA, Signet’s compensation philosophy is to deliver competitive total compensation for achieving annual and long-term financial goals that will recruit, retain, incentivize and reward leaders who will drive the creation of long-term value. Total compensation is targeted at approximately the median of a custom group of comparator companies.

The Human Capital Management & Compensation Committee believes that the Company’s executive compensation programs, executive officer pay levels and individual pay actions approved for executive officers, including NEOs, directly align with the Company’s executive compensation philosophy, fully support the Company’s goals and provide an appropriate balance between risk and incentives. Shareholders are urged to read the CDA section of this Proxy Statement, which discusses in greater detail how compensation policies and procedures implement Signet’s executive compensation philosophy, as well as the compensation tables and narrative discussion.

Shareholders are asked to indicate their support for the Company’s NEO compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, shareholders are asked to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to Signet’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Shareholders should note that the vote is advisory and not binding on the Company and its Board or Human Capital Management & Compensation Committee. The Board and Human Capital Management & Compensation Committee value the opinion of shareholders, and to the extent there is any significant vote against the NEO compensation as disclosed in the Proxy Statement, shareholder concerns will be considered and the Human Capital Management & Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors Recommends a Vote “FOR” this Proposal.

SIGNET JEWELERS	39	2022 PROXY STATEMENT

Executive Compensation

SIGNET JEWELERS	40	2022 PROXY STATEMENT

Compensation Discussion and Analysis

INTRODUCTION

This Compensation Discussion and Analysis section (“CDA”) describes:

◆	the Company’s executive compensation objectives;

◆	the role of the Human Capital Management & Compensation Committee and the philosophy it has established to meet these objectives;

◆	the Company’s executive compensation policies; and

◆	the material elements of compensation awarded to, earned by, or paid to our named executive officers (each, an “NEO”, and collectively, the “NEOs”).

NEO	Position

Virginia C. Drosos	Chief Executive Officer

Joan M. Hilson	Chief Financial and Strategy Officer

Jamie L. Singleton	President—Kay, Zales and Peoples and Chief Marketing Officer

Rebecca Wooters	Chief Digital Officer

Oded Edelman	President—James Allen and Chief Digital Innovation Officer

Signet’s fiscal year ended January 29, 2022 (“Fiscal 2022”) marked the completion of the first year of a three-year strategy entitled “Inspiring Brilliance.” The goal for Inspiring Brilliance is to build on the success of the Path to Brilliance strategy implemented in Fiscal 2019-2021 and establish Signet as the growth and innovation leader of the jewelry industry, driven by Signet’s Purpose and commitment to building customer relationships – not just transactions—that last a lifetime. Inspiring Brilliance is consumer inspired with a focus on Connected Commerce and a culture of innovation and agility. The consumer inspiration will focus on attracting new customers with consumer-inspired insight and innovation. The focus on Connected Commerce includes enhanced shopping experiences with a full spectrum of touch points and enhanced fulfillment and virtual selling. This approach includes winning with customers wherever, whenever and however they want to engage. Unleashing the full potential with a culture of innovation includes initiatives such as agile learning and fostering continued development of an organization inspired by our Purpose to innovate and lead. Team members are invited to be their best self, introduced to ideas that grow their passion – not just their job and inspired to inspire more love in the world.

With this strategy, the Company announced a long-term revenue goal of $9 billion and a plan to grow market share to approximately 10%. Thanks to the passionate dedication to customers and focus on our Inspiring Brilliance transformation strategy, we continue to build momentum and drive growth. This transformation was particularly evident through the Company’s performance as shown in the “Executive Summary” section of this CDA below.

SIGNET JEWELERS	41	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

The connection between pay, performance and shareholder interests is critical in the design of all of our executive compensation plans. The Company’s strong commitment to pay-for performance is demonstrated by the link between outstanding performance achievement and maximum incentive payouts in both the short-term and long-term programs. As reported in the Annual Report on Form 10-K and in other public disclosures, we made meaningful progress on achieving the goals of the Inspiring Brilliance strategic plan during Fiscal 2022 and significantly exceeded expectations, which impacted full year results. Examples of this outstanding performance includes:

◆	Fiscal 2022 record-setting revenue of $7.8 billion or nearly 50% growth compared to last year;

◆	eCommerce sales were $1.5 billion, up from $1.2 billion in Fiscal 2021; and

◆	Leveraged fixed costs as we drove top-line to further expand operating margin to 11.5% for the year.

As a result of these accomplishments, we exceeded the maximum performance targets under the annual short-term cash program (“STIP”) and for the performance-based awards under our long-term incentive program (“LTIP”) under our Amended and Restated 2018 Omnibus Incentive plan (the “Omnibus Plan”) for Fiscal 2020-2022 both which paid out at the maximum levels of 200%. The Company also took broad-based compensation actions for team members in store operations including:

◆	Execution of the $15/hour minimum wages for hourly team members in the US and Canada nine months ahead of the May 2022 planned implementation;

◆

Award of We Celebrate You™ and We Appreciate YouTM bonuses with a combined value of $600 for all full-time eligible field team members and $300 for all part-time eligible field team members impacting over 20,000 field team members; and

◆

Increase of non-exempt corporate team members bonus targets to 5%, more than doubling the bonus opportunity for Fiscal 2022 for the majority of the approximately 1,300 impacted team members (minimum bonus opportunity improved from $500 to $1500 annually).

We did not make any COVID-19-related adjustments to the measured results for any of our outstanding incentive plans. Actual achievement for performance periods completed in Fiscal 2022 is shaded within the table below:

	Payout %
Incentive Plan and Performance Period	< Threshold	Threshold	Target	Maximum

Fiscal 2022 STIP	0%	25%	100%	200%

Fiscal 2020-2022 LTIP*	0%	25%	100%	200%

*

Fiscal 2021-2023 LTIP PSU award measured achievement over the 2-year performance period ended January 29, 2022 which resulted is at the maximum payout level of 175%, however the awards vest over a three-year period and requires an additional year of service for the award to be earned prior to the payout.

SIGNET JEWELERS	42	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Our executive compensation philosophy is to provide an attractive, competitive and market-based total compensation program tied to performance and aligned with our objectives for long-term value creation. Our objective is to recruit, retain, incentivize and reward the quality of executive officers necessary to deliver sustained high performance to our shareholders and customers.

Principle	Design

Attract and retain high caliber executives.

The Company’s intention is for NEO target total compensation to be market-competitive with similarly-sized, comparator companies, including the Company’s 15 member peer group described elsewhere in this CDA. NEOs have base salaries and benefits that are market competitive and incentivize retention.

A portion of NEO long-term incentives are delivered in time-based equity that vests over three years. and promotes retention.

Deliver a majority of NEO compensation in at-risk, performance-based vehicles measuring annual and multi-year performance.

STIP and LTIP awards are variable and at-risk and tied to performance of the Company. The percentage of at-risk compensation increases in line with the responsibility, experience and direct influence over the Company’s performance.

STIP and LTIP metrics are aligned with key drivers of long-term growth in shareholder value, such as, top- and bottom-line growth, and Free Cash Flow. Incentive programs measure performance against rigorous annual (STIP) and multi-year (LTIP) performance goals.

Align interests of senior management with shareholders, and require all NEOs to build a substantial interest in the Company’s shares.	A significant portion of NEO total compensation is delivered in equity. All NEOs are subject to share ownership guidelines.

Compensation Overview, Objectives and Key Features

The Company’s executive compensation program contains the following key components:

Component	Objective	Key Features and Alignment

Base salary	Provide a fixed level of pay that is not at risk and reflects individual experience and ongoing contribution and performance.	Designed to be competitive and retain key executive officers and allow us to attract high caliber executive officers to lead our strategic growth plan.

Annual bonus (STIP)	Motivate and reward achievement of annual financial results against established annual goals of the Company.	Cash awards depend on the degree of achievement against annual performance targets that align with our strategic plan and focused on profitable growth.

Long-term incentives (LTIP) ◆ Time-based restricted stock units (“RSUs”) ◆ Performance-based restricted stock units (“PSUs”)	Align management with long-term shareholder interests; retain executive officers; motivate and reward achievement of sustainable earnings growth and returns over time.	RSUs vest upon the continuance of service; PSUs require achievement of Company financial goals over a two or three-year performance period and vest over a three-year period.

In addition, executives receive a benefits package, which includes our Deferred Compensation Plan, 401(k) Plan, health and life insurance and reimbursement of relocation expenses. The objective of the benefits package is to attract and retain talented executive officers.

SIGNET JEWELERS	43	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Total Direct Compensation

The Committee strives to achieve an appropriate mix between the various elements of our compensation program to meet our compensation objectives. A significant portion of executive compensation is variable and tied to the Company’s financial performance.

The following charts illustrate the total direct compensation mix for the Company’s CEO and other NEOs during Fiscal 2022:

◆	Approximately 87% of the CEO’s total target compensation is variable pay, comprised of 60% at-risk (variable) and 27% time-vested (variable), with the remaining 13% base salary (fixed).

◆	The other NEOs’ average target compensation is approximately 72% variable pay, comprised of 53% at-risk (variable) and 19% time-vested (variable), with the remaining 28% base salary (fixed).

◆	This mix of variable and fixed pay aligns with shareholder interests over the short-term and long-term.

Summary of Target Compensation of our Chief Executive Officer in Fiscal 2022

There have been no changes to Ms. Drosos’s target base salary or target annual STIP bonus since she was hired in Fiscal 2018. In Fiscal 2022, the Committee increased the long-term incentive target under the LTIP for Ms. Drosos by $1,250,000 based on her strong performance, demonstrated leadership and position relative to the peer group median. As a result, her target total compensation increased by 12.5% for Fiscal 2022. This adjustment helped close the gap to the median compensation within the peer group.

Additionally, as described in more detail in the “Elements of NEO Compensation—Long-Term Incentive Plan” section of this CDA, the equity mix of Ms. Drosos’s LTIP was changed to a split of 60% performance-based restricted stock units (“PSUs”) and 40% time-based restricted stock units (“RSUs”) (from 50% PSUs and 50% RSUs in Fiscal 2021). The changes helped return the LTIP split closer to pre-COVID-19 levels with more emphasis on performance-based restricted stock units. The table below sets forth a comparison between Fiscal 2021 and Fiscal 2022 total CEO target compensation:

TARGET COMPENSATION

	Fiscal 2021 Target	Fiscal 2022 Target	% Increase Year-Over-Year

Base Salary	$1,500,000	$1,500,000	0.0%

Annual STIP Bonus	$2,250,000	$2,250,000	0.0%

Total Annual Cash	$3,750,000	$3,750,000	0.0%

Total Long-Term Equity	$6,250,000	$7,500,000	20.0%

Total Target Compensation	$10,000,000	$11,250,000	12.5%

SIGNET JEWELERS	44	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Commitment to Sound Compensation Practices and Governance

WHAT WE DO

◆ Align pay to Company strategy and performance results

◆ Set rigorous, objective performance goals and tie vesting of performance-based equity awards to service over multiple years

◆ Oversight of compensation and benefit programs by independent Board of Directors

◆ Impose and monitor meaningful stock ownership requirements

◆ Maintain a Clawback Policy

◆ Retain independent compensation consultant

◆ Set maximum payout limits on all variable compensation

◆ Mitigate undue risk in compensation programs

◆ Require double-trigger vesting for severance and change-in-control benefits and LTIP awards

WHAT WE DO NOT DO

◆ No excise tax gross-ups in connection with a change in control

◆ No dividend equivalents paid on performance share units

◆ No hedging transactions, short sales or pledging of Company stock

◆ No resetting of performance targets

◆ No excessive severance benefits

Consideration of “Say-on-Pay” Vote

In June 2021, our Say-on-Pay proposal passed with 98.39% of the shareholder advisory votes cast in favor of the Company’s executive compensation program. The Committee concluded that shareholders were supportive of the Company’s executive compensation philosophy and design. The Committee will continue to consider Say-on-Pay results in the design of the Company’s compensation program.

OUR COMMITMENT TO PAY FOR PERFORMANCE

Our strong commitment to pay-for-performance is demonstrated by the link between actual performance and incentive payouts, both short- and long-term. The Committee sets short-term and long-term performance goals at challenging levels to incentivize outstanding achievement by our executive officers.

◆	Variable pay makes up 87% of the CEO’s compensation, with 60% at-risk and 27% time-vested.

◆	Variable pay for the other NEOs averages 72% with 53% at-risk and 19% time-vested.

The STIP aligns short-term cash incentives with the level of individual performance and contributions to the Company’s overall performance. For NEOs at the corporate level (all NEOs other than Ms. Singleton and Mr. Edelman), 100% of the STIP award opportunity is based on the achievement of corporate-wide performance goals.

For Fiscal 2022, the STIP performance metrics included:

◆	50% Adjusted Operating Income; and

◆	50% Comparable Sales.

SIGNET JEWELERS	45	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

For Ms. Singleton and Mr. Edelman, who have banner leadership roles, the STIP award opportunity was split evenly between corporate-wide performance goals and banner performance goals.

	Fiscal 2022 Annual Incentive (STIP)
Name	Corporate	Banner	Payout % Range

Virginia C. Drosos	100%	0%	0-200%

Joan M. Hilson	100%	0%	0-200%

Jamie L. Singleton	50%	50%	0-200%

Rebecca Wooters	100%	0%	0-200%

Oded Edelman	50%	50%	0-200%

The LTIP aligns interests of senior management with shareholders and long-term performance.

◆	PSUs granted under the LTIP align long-term incentives with corporate-wide performance over a two or three-year period for all participants.

◆

Payout of PSUs under the LTIP is based on the achievement of performance metrics established at the grant date measured over a two or three-fiscal year performance measurement cycle (and full vesting requires three-years of service from the beginning of the performance measurement cycle).

◆

The Fiscal 2022 PSU grant utilized metrics of 50% Free Cash Flow and 50% Revenue, each measured over two years (Fiscal 2022 through Fiscal 2023) with an additional year of service required for vesting of these awards.

◆

PSU payouts typically range from 0% to 200% of target, based on the level of performance achievement during the applicable performance period, with a payout of 25% of target at threshold performance and a payout of 200% of target at maximum performance.

More information with respect to the selection of these performance metrics, actual performance and resulting payouts under the STIP and LTIP, along with other elements of our executive compensation program, is provided below.

HOW EXECUTIVE COMPENSATION IS DETERMINED

Role of the Human Capital Management & Compensation Committee

The Committee sets the compensation for the Company’s NEOs and Direct Reports to the CEO to help retain and motivate them to achieve our business objectives and ensure that they are appropriately rewarded for their individual contributions to our performance and for their leadership. In doing so, the Committee considers the interests of shareholders, the financial and commercial health of the business, compensation parameters for all levels of the organization, and other conditions throughout Signet. The Committee also ensures that our executive compensation program remains competitive, as discussed above.

The Committee’s objective is to deliver and maintain competitive executive compensation in accordance with our compensation principles. In doing so, the Committee:

◆	Annually reviews and approves executive officer incentive plans, goals and objectives to align with our Company’s performance targets and business strategies;

◆	Annually assess risk in incentive compensation programs;

◆	Evaluates each executive officer’s responsibilities and actual performance in light of our Company’s performance goals and business strategies;

◆

Evaluates the competitiveness of each executive officer’s compensation package against our peer group, along with other factors such as an executive officer’s performance, retention and the availability of replacement talent;

◆

Reviews all elements of compensation (tally sheets), including benefits, perquisites and potential payments upon termination or change of control, to understand how each element of compensation relates to other elements and to the compensation package as a whole; and

◆

Approves and in the case of the CEO, recommends to the full Board any changes to the total compensation package of each executive officer, including but not limited to, base salary, annual and long-term incentive award opportunities, payouts and retention plans.

The Committee’s charter, which more fully sets out its duties and responsibilities, as well as other matters, can be found on our website at www.signetjewelers.com/investors/corporate-governance/documents-and-charters. In addition, please see the description of the Committee included under “Human Capital Management &

SIGNET JEWELERS	46	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee” within the “Board of Directors and Corporate Governance” section of this Proxy Statement.

Role of Compensation Consultants

Our independent compensation consultant, Semler Brossy, is retained by the Committee to provide the following services for the benefit of the Committee:

◆	Competitive market pay analysis for the CEO, other executive officers and non-employee Directors;

◆	Market trends in CEO, other executive officer and non-employee Director compensation;

◆	Pay-for-performance analysis and review of risk in the Company’s pay programs;

◆	Advise with regard to the latest regulatory, governance, technical and financial considerations impacting executive compensation and benefit programs;

◆	Assistance with the design of executive compensation and benefit plans, as needed;

◆	Annual review of the compensation benchmarking peer group; and

◆	Other items as determined appropriate by the Chair of the Committee.

Semler Brossy’s services to the Company are limited to the non-employee Director and executive compensation areas noted above; Semler Brossy has done no other work for the Company. The Committee reviews and evaluates the independence of its consultant each year and has the final authority to hire and terminate the consultant. In considering Semler Brossy’s independence, numerous factors were reviewed relating to Semler Brossy and the individuals employed by Semler Brossy who provided services to the Company, including those factors required to be considered pursuant to SEC and NYSE rules. Based on a review of these factors, the Committee determined that Semler Brossy is independent and that the engagement does not raise any conflict of interest.

Role of Executives

The CEO reviews with the Committee a performance assessment for each of the other NEOs and Direct Reports of the CEO, at the beginning of each fiscal year, recommends their target compensation levels, including salaries and target STIP and LTIP incentive levels. The Committee factors in these assessments and recommendations, along with other information, to determine final compensation. The Chief Financial Officer and Chief People Officer regularly attend Committee meetings upon request, but are not present for the executive sessions or for any discussion of their own compensation.

The Committee has delegated authority to the CEO to grant share-based awards under the Omnibus Plan to non-executive officers and others who do not report to the CEO subject to certain parameters with a total not to exceed $2 million, on an annual basis. Any grants made are reviewed at subsequent Committee meetings.

COMPETITIVE BENCHMARKING ANALYSIS

When analyzing the market data provided by our compensation consultant, the Committee focuses on a peer group of companies for benchmarking purposes where possible. The Committee annually reviews the composition of the peer group to assess its continued relevance. The Fiscal 2022 peer group companies had the following characteristics:

◆	Global retail operations;

◆	Headquarters in North America and traded on a North American stock exchange; and

◆	Revenue approximating Signet’s, generally ranging from half to twice the Company’s revenue.

SIGNET JEWELERS	47	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

For Fiscal 2022, the Committee approved the group consisting of the following 14 companies:

Abercrombie & Fitch Co.	L Brands, Inc.*	Ulta Beauty Inc.

American Eagle Outfitters, Inc.	Nordstrom Inc.	Urban Outfitters Inc.

Capri Holdings Limited	PVH Corp.	V.F. Corporation

Dick’s Sporting Goods Inc.	Ralph Lauren Corporation	Williams-Sonoma, Inc.

Foot Locker, Inc.	Tapestry Inc.

*

LVMH acquired Tiffany & Co. in January 2021 and Tiffany was removed from our peer group for Fiscal 2022. In August 2021, L Brands, Inc. separated into two publicly-traded entities, Victoria’s Secret and Bath & Body Works. Both Victoria’s Secret and Bath & Body Works have been retained in the peer group.

The table below shows a statistical comparison of trailing four quarter revenues and fiscal year end market capitalization between the Company and its peer group.

Measure	Signet	Peer Minimum	Peer Maximum	Peer Median	Peer Average

Revenue (in billions)	$7.8	$3.7	$13.9	$8.0	$7.9

Market Capitalization (in billions)	$4.5	$2.2	$25.7	$8.4	$9.3

The peer group was the primary source of market data for the purposes of executive compensation benchmarking for Mmes. Drosos, Hilson, and Singleton. Survey data published by Equilar, covering a broader group of retail companies with similar revenues was the primary source of market data for Ms. Wooters and Mr. Edelman.

The Committee generally targets median pay positioning for our executives and may vary positioning due to experience, performance and criticality of the role. Individually, and in the aggregate, target total compensation for the NEOs in Fiscal 2022 was within a competitive range of the market median following the base salary and long-term incentive increases described below.

ELEMENTS OF NEO COMPENSATION

Base Salary

Each NEO receives a fixed level of base salary as compensation for services rendered during the fiscal year. Base salaries are monitored to support the executive compensation program’s objectives of attracting and retaining management.

The annualized base salaries of the NEOs for Fiscal 2022 and Fiscal 2021 are listed in the table below. In March 2021:

◆	Ms. Drosos salary was not adjusted, based on market positioning. Her strong performance was recognized in variable pay increase (long-term incentive).

◆	Ms. Hilson received a $75,000 (9.7%) salary increase to recognize her strong performance and to improve competitive positioning relative to median market pay.

◆

Ms. Singleton received a $75,000 (10.4%) salary increase to recognize the turnaround of Zales and strong progress of Kay Jewelers, increased responsibilities for Sourcing and to improve her competitive positioning relative to market median pay.

◆	Ms. Wooters salary was not adjusted, based on market positioning. Her strong performance was recognized in variable pay increase (long-term incentive).

◆

Mr. Edelman received a $50,000 (9.5%) salary increase to recognize his strong performance and improved competitive positioning relative to median market pay (this is converted to shekels via Israeli payroll system).

NEO	Fiscal 2022 Salary*	Fiscal 2021 Salary	Salary Increase %

Virginia C. Drosos	$1,500,000	$1,500,000	0.0%

Joan M. Hilson	$ 850,000	$ 775,000	9.7%

Jamie L. Singleton	$ 825,000	$ 750,000	10.4%

Rebecca Wooters	$ 650,000	$ 650,000	0.0%

Oded Edelman	$ 575,000	$ 525,000	9.5%

*	Amounts shown are annualized for each NEO. The salary increases occurred on March 21, 2021 and actual salary received by each NEO during Fiscal 2021 is set forth in the Summary Compensation Table.

SIGNET JEWELERS	48	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Annual Bonus under the Short-Term Incentive Plan (“STIP”)

Annual bonus performance targets and actual bonuses paid under the STIP are reviewed and approved by the Committee each year. The annual STIP bonus focuses on achieving challenging annual performance objectives and is based on a pre-determined formula based on corporate-wide performance for our corporate-level NEOs and both corporate-wide and banner-specific performance for our NEOs in banner leadership roles, such as Ms. Singleton and Mr. Edelman. In determining the performance target at the start of each year, the Committee considers the Company’s current business plans, budget and relevant market data, including the relative positioning of the Company’s performance in its sector. The Committee sets a maximum bonus payout opportunity each year, which historically has been twice the target level, and a threshold performance level, below which no payments have historically been made.

Fiscal 2022 STIP

For the Fiscal 2022 STIP:

◆

The Committee transitioned back to a full fiscal year (twelve month) performance period from the Fiscal 2021 design which included two six-month performance periods that were established due to uncertainty related to goal setting in light of the COVID-19 pandemic.

◆

The Committee also returned to using Comparable Sales and Adjusted Operating Income as the applicable performance metrics and reset the maximum payout to the historical maximum of 200% payout, compared to Fiscal 2021, which had a 150% maximum with a TSR modifier that was also implemented due to challenges in determining performance goals in light of the COVID-19 pandemic.

For all NEOs, other than Ms. Singleton and Mr. Edelman, the Fiscal 2022 STIP award opportunities were based 100% on the achievement of corporate-wide performance targets. As the President of Kay, Zales and Peoples and Chief Marketing Officer, Ms. Singleton’s Fiscal 2022 STIP award opportunity was based 50% on the corporate-wide performance targets noted above and 50% on Kay and Zales/Peoples banner-specific performance targets. As President of James Allen and Chief Digital Innovation Officer, Mr. Edelman’s Fiscal 2022 STIP award opportunity was based 50% on corporate-wide performance targets noted above and 50% on James Allen banner-specific performance targets. The Committee incorporated the banner-specific metrics into Ms. Singleton’s and Mr. Edelman’s Fiscal 2022 STIP award opportunity to incentivize sales growth and profitability at the banner levels and harmonize such banner’ financial goals with those of Signet as a whole.

Fiscal 2022 STIP Target

SIGNET JEWELERS	49	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2022 target and potential maximum STIP bonuses as a percentage of salary were as set out below. These bonus targets remained the same as Fiscal 2021 for the CEO and the NEOs.

NEO	Target STIP Bonus as a Percentage of Base Salary	Maximum STIP Bonus as a Percentage of Base Salary

Virginia C. Drosos	150%	300%

Joan M. Hilson	100%	200%

Jamie L. Singleton	100%	200%

Rebecca Wooters	75%	150%

Oded Edelman	75%	150%

Performance must exceed threshold goals to earn a STIP bonus payout, which is paid on a linear basis from 25% to 100% of the target bonus. At threshold a 25% payout is earned and below threshold performance levels, no bonus is paid to executives. Performance in excess of the target up to the maximum results in a bonus paid on a linear basis from 100% to 200% of the target bonus for Fiscal 2022. The weighting, threshold, target, maximum and actual payouts for the corporate-wide performance metrics for Fiscal 2022 STIP were as follows:

Corporate-Wide Performance Metrics	Weighting	Threshold	Target	Max	Actual & Adjusted Achievement	Payout as % of Target

Fiscal 2022—Comparable Sales %*	50%	16%	19%	22%	48%	200%

Fiscal 2022—Adjusted Operating Income (in millions)	50%	$296	$342	$396	$886	200%

*	Comparable sales include physical and eCommerce sales.

Signet’s performance exceeded the maximum Adjusted Operating Income and Comparable Sales % performance goals in Fiscal 2022. Results were generated via extraordinary momentum throughout the year and traction of Inspiring Brilliance strategies generated market share gains.

Adjusted Operating Income is a non-GAAP measure, calculated as operating income, adjusted to reflect net non-GAAP charges of $5M related to transformation plan, asset impairments, gain on sales of in-house receivables and acquisition related costs and in addition Diamonds Direct acquisition-related operating income of $22 million was removed as the acquisition of Diamonds Direct was not anticipated when the STIP goals for Fiscal 2022 were established. The actual results for Adjusted Operating Income before the $22 million adjustment was $908M so the achievement exceeded the maximum level prior to the adjustment. These adjustments are consistent with the Company’s guidelines for adjusting incentive plan goals.

The banner-specific performance metrics in Fiscal 2022 for Kay and Zales/People applicable to Ms. Singleton, and James Allen applicable to Mr. Edelman were set at challenging levels to incentivize outstanding contributions by each respective banner to Signet’s overall performance. The Kay and Zales/Peoples banners exceeded maximum performance for under Ms. Singleton’s leadership. Similarly, James Allen’s Fiscal 2022 performance exceeded maximum performance targets under Mr. Edelman’s leadership. Aggregate banner-specific payout was at 200% of target for both Ms. Singleton as well as Mr. Edelman.

As part of the Fiscal 2022 year-end process, the Committee reviewed the actual performance achieved against the criteria set for Fiscal 2022 and approved the resulting annual bonus payments of 200% of target for the corporate and banner STIP programs as shown in the table below.

NEO	Total Bonus Earned for Fiscal 2022
Virginia C. Drosos	$4,500,000
Joan M. Hilson	$1,679,807
Jamie L. Singleton	$1,629,807
Rebecca Wooters	$ 975,000
Oded Edelman	$ 852,404

SIGNET JEWELERS	50	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Incentive Plan (“LTIP”)

The Committee believes that long-term share-based incentives are important vehicles to retain key executive officers, ensure the executive officers focus on long-term results, and align their interests with those of shareholders.

Long-term incentive grants are generally made at the same time as the annual compensation reviews. The value delivered through long-term incentives is determined holistically in the context of total compensation levels. This process, as described above, considers benchmarking data, retention needs, level of responsibility and individual performance.

Fiscal 2022 LTIP Grants

Fiscal 2022 LTIP grants were issued under the Omnibus Plan in March 2021 in a mix of 60% PSUs and 40% RSUs (reflecting a change from the LTIP mix of 50% PSUs and 50% RSUs in Fiscal 2021).

◆	Ms. Drosos’s target LTIP award value was increased by $1,250,000 to $7,500,000 to reward her outstanding Company leadership, strong performance and to bring her closer to the market median.

◆	Ms. Hilson’s target LTIP target was increased from 175% to 225% of salary to reward her outstanding financial leadership, strong performance and to bring her closer to the market median.

◆	Ms. Singleton’s target LTIP award was increased from 175% to 225% of salary to reward her outstanding banner leadership, strong progress of Kay and Zales and to bring her closer to the market median.

◆	Ms. Wooters’s target LTIP award was increased to 125% from 110% of salary to reward her outstanding progress in our digital transformation and her strong performance.

◆	Mr. Edelman’s target LTIP was increased to 125% from 100% of salary to reward his outstanding leadership in diamond sourcing and to maintain his competitive market pay positioning.

NEO LTIP targets expressed as a percentage of salary are shown in the table below:

NEO	Target LTIP Bonus
Virginia C. Drosos	500% of Base Salary
Joan M. Hilson	225% of Base Salary
Jamie L. Singleton	225% of Base Salary
Rebecca Wooters	125% of Base Salary
Oded Edelman	125% of Base Salary

The number of PSUs and RSUs granted to NEOs in Fiscal 2022 was based upon an award methodology using the average closing price of the Company’s Common Shares on the NYSE for the 20 trading days leading up to and including the grant date. The PSUs and RSUs were granted on March 22, 2021, based on a stock price of $55.20

Fiscal 2022-2024 PSUs

The Committee elected to maintain a shortened performance measurement period of two cumulative years, compared to historic three-year performance periods. The two-year performance period recognized continued economic uncertainties while the three years of vesting service requirement assisted with retention. The performance metrics for the Fiscal 2022 PSUs were weighted 50% on Free Cash Flow and 50% on Revenue similar to Fiscal 2021 LTIP, and these metrics were chosen to ensure focus on top- and bottom-line growth and working capital efficiency. Free Cash Flow, a non-GAAP measure, is defined as the net cash provided by operating activities less purchases of property, plant and equipment. Management considers this to be helpful in understanding how the business is generating cash from its operating and investing activities that can be used to meet the financing needs of the business.

SIGNET JEWELERS	51	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2022-2024 RSUs

One third of the RSUs granted under the Fiscal 2022 through 2024 LTIP vest on each of the first, second and third anniversary of the grant date subject to continued service with the Company.

LTIP Performance Targets

The level of achievement for two-year cumulative Free Cash Flow and Revenue will payout at 25% (minimum) upon achievement of threshold levels of target performance, 100% upon achievement of target performance and 200% at upon achievement of the maximum target levels of performance.

Fiscal 2022—2024 LTIP Payout Schedule

Performance Measure	Weighting	Threshold (Pays 25% of Target Award)	Target (Pays 100% of Target Award)	Maximum (Pays 175% of Target Award)
2-Year Cumulative Revenue	50%	97% of target performance	100%	103% of target performance
2-Year Cumulative Free Cash Flow	50%	91% of target performance	100%	112% of target performance

The performance targets and actual performance as measured against the targets will be disclosed at the end of the two-year performance period and the awards will vest after an additional year of service, ending during the third year following the grant date.

Fiscal 2022-2024 RSUs

One third of the RSUs granted under the Fiscal 2022 through 2024 LTIP vest on each of the first, second and third anniversary of the grant date subject to continued service with the Company.

Determinations Related to Vesting of Previously Granted Performance-Based LTIP Awards

In March 2022, the Committee certified performance results for two PSU cycles. The first award, the Committee certified performance for the three-year PSUs granted in Fiscal 2020, covering the performance period of Fiscal 2020 through 2022. These awards were weighted based on 80% on cumulative adjusted operating income (“LTIP Operating Income”) and based on 20% return on invested capital (“LTIP ROIC”). LTIP Operating Income, a non-GAAP measure, is the reported operating income for the Company, excluding the impact of items the Company normalizes for public reporting, and adjusted to reflect results at constant currency. LTIP ROIC is a non-GAAP measure calculated as being the annual consolidated operating income in respect of the applicable fiscal year divided by the two-point, average year-end invested capital balance in respect of the applicable fiscal year, using a constant currency exchange rate, per the Company’s consolidated balance sheet.

No COVID-19-related adjustments were made to the performance goals for any of the outstanding LTIP cycles despite the disruption of the pandemic on the Company’s ability to achieve such performance goals. Adjustments were

SIGNET JEWELERS	52	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

made to account for the Diamonds Direct acquisition since these amounts were not contemplated at the time the goals were set. The Company removed $22 million of LTIP Operating Income and a 0.5% impact of ROIC related to Diamonds Direct. The actual results prior to adjustments were LTIP Operating Income of $1,383 million and ROIC of 13.6% which exceeded the maximum goals for each metric.

Adjusted performance results for these LTIP goals during the Fiscal 2020 through 2022 performance period are shown below. The awards met the maximum payout level and therefore vested at 200%.

Performance Target	Weighting	Threshold (Pays 25% of Target Award)	Target (Pays 100% of Target Award)	Maximum (Pays 200% of Target Award)	Actual	Share Award Vesting (as a Percentage of Target Award)
LTIP Operating Income (in millions)	80%	$926.8	$993.0	$1,125.4	$1,361	200%
LTIP ROIC	20%	9.8%	10.5%	11.94%	14.1%	200%

For the second award, the Committee also certified performance results for the Fiscal 2021 through 2023 PSUs, covering a two-year performance period (Fiscal 2021 and 2022) that require an additional year of service for vesting purposes. These awards were weighted 50% based on Revenue and 50% based on Adjusted Free Cash Flow, a non-GAAP measure calculated as Free Cash Flow, less non-recurring proceeds received related to the sale of in-house financing receivables of $81 million in Fiscal 2022 and income tax refunds resulting from the CARES Act legislation of $183 million in Fiscal 2021.

No COVID-19-related adjustments were made to the performance goals for any of the outstanding LTIP cycles despite the disruption of the pandemic on the Company’s ability to achieve such performance goals. Adjustments were made to account for the Diamonds Direct acquisition since the acquisition was not contemplated at the time the goals were set. As a result, the Company reduced Revenue by $133 million and Adjusted Free Cash Flow by $28 million for purposes of the payout calculation. The actual results prior to these adjustments were Revenue of $13,053 million and Adjusted Free Cash Flow of $2,152 million which both exceeded the maximum goal for the metric.

Actual performance for these measures during the Fiscal 2021 through 2023 performance period are shown below. The awards exceeded the maximum payout level and therefore 175% vesting will occur and the awards will payout following an additional year of service. The maximum payout level for this cycle was reduced from 200% to 175% due to a concern over share usage in the Omnibus plan given the low stock price and uncertainty in the market at the time of the grant was made related to COVID-19.

Performance Target	Weighting	Threshold (Pays 25% of Target Award)	Target (Pays 100% of Target Award)	Maximum (Pays 200% of Target Award)	Actual	Share Award Vesting (as a Percentage of Target Award)
Revenue (in millions)	50%	$9,468	$9,655	$10,033	$12,920	175%
Adjusted Free Cash Flow (in millions)	50%	$299	$351	$456	$2,124	175%

Retirement & Deferred Compensation

The Company provides retirement and deferred compensation benefits to NEOs and all eligible team members, both as a retention mechanism and to provide a degree of post-retirement financial security, through the Company-sponsored Signet Jewelers 401(k) Retirement Savings Plan (the “401(k) Plan”), which is a qualified plan under federal guidelines, and the Deferred Compensation Plan (the “DCP”).

Under federal guidelines, the 401(k) Plan contributions by senior management may be reduced based on the participation levels of lower-paid team members. Effective January 1, 2021, following the reopening of stores and returning from furlough, the Company reinstated its matching contributions to pre-COVID-19 levels which allows for 50% match on the participant’s elective salary and/or bonus deferral up to a maximum of 8% of the employee’s contribution. Under the DCP, managers are eligible to contribute up to 15% of base salary and/or bonus.

Prospectively, the retirement definition was harmonized across all compensation and retirement benefit programs. The new retirement definition is attainment of age 60 and 5 years of service. This will provide for full vesting of all Company matching balances in the 401(k) and DCP prospectively once the retirement age and service is attained.

SIGNET JEWELERS	53	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

We do not offer any retirement benefits to our Israeli-based executive officers including Mr. Edelman, except for social benefits required pursuant to Israeli labor laws, or are common practice in Israel and are generally available to all Israeli team members, and as set forth in the personal employment agreements, as amended, that Mr. Edelman entered into with an Israeli subsidiary of the Company (described in more detail below under the “NEO Agreements” section of this Proxy Statement). For example, we contribute 8.33% of each Israeli team member’s monthly base salary each month to an investment fund for the benefit of such team member (provided that certain team members may elect to receive a portion of such monthly amount as additional salary in lieu of it being contributed to such investment fund), which will be released to such team member upon termination of employment for any reason, including retirement. In addition, we make a monthly payment of up to 6.5% of each team member’s monthly base salary to another insurance or pension fund (provided that certain team members may elect to receive a portion of such monthly amount as additional salary in lieu of it being contributed to such insurance or pension fund), which accrued amount may be withdrawn by the team member after retirement or, subject to various tax restrictions in Israel, after leaving our employment. The amounts of the above referenced benefits contributed by us to Mr. Edelman in Fiscal 2022 are specified the Summary Compensation Table below.

Perquisites

NEOs receive a limited number of perquisites and supplemental benefits:

◆	The Company covers the cost of physical examinations for the CEO to facilitate and encourage her to maintain her health and well-being.

◆	Relocation benefits are provided, including reimbursement for a spouse’s travel expenses where the spouse has not also relocated.

◆	Where applicable, small retirement gifts may be given.

◆

In addition, in limited circumstances, where it is appropriate that spouses attend business related functions, Signet reimburses NEOs for the travel expenses of spouses. None of this occurred during Fiscal 2022.

◆

The Company does not provide any tax gross-up payments for any perquisites other than for relocation payments where applicable, and in Fiscal 2022, relating to tax liability under Section 409A of the Internal Revenue Code for dividend payments that were inadvertently delayed by the Company.

◆

Also, as is customary in Israel and applicable to all Israeli employees, we provide our Israeli team members with a certain amount of monthly contributions equal to 8.33% of their base salary for the benefit of each team member’s study and training purposes. The amounts of such benefits provided to Mr. Edelman in Fiscal 2022 are specified in the Summary Compensation Table below.

OTHER POLICIES AND PRACTICES

Clawback Policy

The Committee has adopted a Clawback Policy that provides that in the event of a material restatement of the Company’s financial results, the Committee will recalculate incentive compensation based on the restated results. In the event of an overpayment, the Company may seek to recover the difference. Similarly, in the interest of fairness, should a restatement result in an under payment of incentive compensation, the Company will make up any difference. The Committee may also provide that the participant’s rights under an award are subject to reduction, cancellation, forfeiture or recoupment, upon (a) breach of non-competition, non-solicitation, confidentiality or other restrictive covenants that re applicable to the participant, (b) a termination of the participants employment for cause, or (c) other conduct by the participant that is detrimental to the business or reputation of the Company and/or its affiliates.

The Company will be subject to any SEC or NYSE rules on clawbacks and that such rules will apply in lieu of the Company’s policy to the extent they are inconsistent. The Company will continue to monitor the rule proposal relating to the clawback of incentive compensation and proposed updates the Claw Back Policy will be presented to the Human Capital Management & Compensation Committee once the rules are final.

Share Ownership Policy

It is the Company’s policy that executive officers build a holding of Common Shares. The guidelines for these holdings for the NEOs are currently as follows:

◆	Five times annual base salary: CEO

◆	Three times annual base salary: All other NEOs

SIGNET JEWELERS	54	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

All executives are expected to build their holdings and are required to hold 50% of net after-tax shares received upon vesting or payout until their respective holding requirements are met. Currently, all NEOs are in compliance with the Share Ownership Policy.

Anti-Hedging and Pledging Policies

It is the Company’s policy to strictly prohibit all types of hedging and monetization transactions that would allow an officer, Director or other team members who is a security holder to engage in transactions that would separate the risks and rewards of ownership of Company securities from actual ownership of those securities. In addition, the Company strictly prohibits any pledging or holding of Company shares in a margin account by any officer, Director or other team members of the Company.

Health & Welfare

NEOs participate in various health and welfare programs, as well as life insurance and long-term disability plans, which are generally available to other executive officers of the Company.

Agreements with NEOs

Each NEO has a termination protection agreement with the Company, (or in Mr. Edelman’s case, an employment agreement) setting forth the terms of the NEO’s employment with the Company. The principal terms of these agreements are described under the “NEO Agreements” section of this Proxy Statement.

On March 15, 2022, the Company entered into amended and restated Termination Protection Agreements or similar arrangements with the CEO and each of the Company’s NEOs. Changes to these agreements followed a review of current market and peer company practices and were aimed at streamlining the terms, as further described below.

Termination for Cause and Violation of Non-Compete and Non-Solicitation Covenants

◆	PSUs and RSUs will not vest if termination for cause occurs before the conclusion of the performance or vesting period.

◆

All NEO termination protection agreements contain a non-competition covenant that has a 12-month post-employment term, as well as a non-solicitation covenant that has a post-employment term between 12 months and two years.

◆	Violation of the non-compete or non-solicitation covenants will result in cessation of severance payments, potential litigation and the Company’s ability to seek injunctive relief and damages.

◆	For more information concerning the NEO termination protection agreements and employment agreement, see “NEO Agreements” below.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

In general, Section 162(m) of the Internal Revenue Code (“Section 162(m)”) denies a federal income tax deduction to the Company for compensation in excess of $1 million per year paid to certain team members (the “Covered Employees”). Prior to 2018, Section 162(m) included an exception from the deduction limitation for “qualified performance-based compensation,” however, the Tax Cuts and Jobs Act, enacted on December 22, 2017, eliminated the “qualified performance-based compensation” exception effective for tax years beginning after December 31, 2017. As a result, beginning in 2018, compensation paid to certain executive officers in excess of $1 million will generally be nondeductible, whether or not it is performance-based.

The Tax Cuts and Jobs Act includes a transition rule under which the changes to Section 162(m) described above will not apply to compensation payable pursuant to a written binding contract that was in effect on November 2, 2017 and is not materially modified after that date. To the extent applicable to the Company’s existing contracts and awards, the Committee may avail itself of this transition rule. However, because of uncertainties as to the application and interpretation of the transition rule, no assurances can be given at this time that existing contracts and awards, even if in place on November 2, 2017, will meet the requirements of the transition rule. Although the Committee has designed the executive compensation program with tax considerations in mind, the Committee retains the flexibility to authorize compensation that may not be deductible if the Committee believes doing so is in the best interests of the Company.

SIGNET JEWELERS	55	2022 PROXY STATEMENT

Compensation Committee Report

The Human Capital Management & Compensation Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis section of this Proxy Statement required by Item 402(b) of Regulation S-K. Based on this review and discussion, the Human Capital Management & Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

Members of the Human Capital Management & Compensation Committee:

Nancy Reardon (Chair)

R. Mark Graf

Jonathan Seiffer

Eugenia Ulasewicz

SIGNET JEWELERS	56	2022 PROXY STATEMENT

Executive Compensation Tables

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation during Fiscal 2022, Fiscal 2021 and Fiscal 2020, as applicable, paid to or earned by NEOs.

NEO & Position	Fiscal Year	Salary(1)(2)	Bonus	Stock Awards(3)(4)	Non-Equity Incentive Plan Compensation(5)	All Other Compensation(6)	Total

Virginia C. Drosos Chief Executive Officer	2022	$1,500,000	$0	$6,814,324	$4,500,000	$139,136	$12,953,460
	2021	$1,368,359	$0	$6,145,991	$4,500,000	$170,244	$12,184,594
	2020	$1,500,000	$0	$4,720,479	$2,853,000	$148,791	$9,222,270

Joan M. Hilson Chief Financial and Strategy Officer	2022	$839,904	$0	$1,737,636	$1,679,808	$20,357	$4,277,705
	2021	$699,735	$0	$1,333,671	$1,347,548	$10,782	$3,391,736
	2020	$605,769	$0	$1,080,829	$665,700	$43,009	$2,395,307

Jamie L. Singleton President—Kay, Zales and Peoples and Chief Marketing Officer	2022	$814,904	$0	$1,686,529	$1,629,808	$59,887	$4,191,128
	2021	$664,929	$0	$1,290,647	$1,289,296	$115,579	$3,360,451
	2020	$545,192	$50,000	$475,985	$405,281	$33,414	$1,509,872

Rebecca Wooters Chief Digital Officer	2022	$650,000	$0	$738,167	$975,000	$9,240	$2,372,407
	2021	$477,431	$0	$990,301	$975,000	$1,573	$2,444,305

Oded Edelman(7) President—James Allen and Chief Digital Innovation Officer	2022	$585,806	$0	$653,005	$852,404	$130,712	$2,221,927
	2021	$514,464	$0	$516,251	$787,500	$110,646	$1,928,861

(1)	The amounts reflected in the table above represent actual salary earned during Fiscal 2022. Amounts reflected in the table for Fiscal 2021 included COVID-19-related pay reductions.

(2)	Mss. Hilson and Singleton and Mr. Edelman received salary increases effective March 21, 2021.

(3)

In accordance with FASB Topic 718, the amounts calculated are based on the aggregate grant date fair market value of the restricted share units and performance-based restricted share units. For information on the valuation assumptions, refer to Note 27 in Signet’s Annual Report on Form 10-K for Fiscal 2022. The amounts in the table above reflect the total value of the performance-based restricted share units at the target (or 100%) level of performance achievement. Grants made during Fiscal 2022 are detailed in the “Grants of Plan Based Table.”

(4)

Details of the annual LTIP grants including changes in annual targets are detailed in the “CDA-Fiscal 2021 LTIP Grants.” Ms. Wooters fiscal 2021 stock award included a $350,000 grant made pursuant to her offer of employment.

(5)

The amounts in the table above reflect the actual STIP awards earned for Fiscal 2022 at a 200% earned achievement level as referenced in the “CDA—Elements of NEO Compensation—Annual Bonus under the Short-Term Incentive Plan “STIP”.

(6)	The table below provides the incremental Fiscal 2022 cost to the Company for each of the elements included in the “All Other Compensation” column above.

NEO	401(k) Matching Contribution(a)	DCP Matching Contribution(a)	Health Care Reimbursements Related to Physical Exam	Life and Disability Insurance Premiums	Relocation Assistance(b)	Perquisites(c)	Total

Virginia C. Drosos	$12,162	$117,692	$1,800	$7,482	$—	$—	$139,136

Joan M. Hilson	$8,873	$—	$—	$11,484	$—	$—	$20,357

Jamie L. Singleton	$8,873	$—	$—	$11,484	$39,530	$—	$59,887

Rebecca Wooters	$3,760	$2,000	$—	$3,480	$—	$—	$9,240

Oded Edelman	$—	$—	$—	$—	$—	$130,712	$130,712

(a)

401(k) and DCP Company matches were suspended during a portion of Fiscal 2021. Reinstatement of Company matches for both plans became effective January 2021. DCP match includes any applicable match on bonus earned for Fiscal 2022 performance.

(b)	Amount reported for Ms. Singleton’s includes $23,975 in relocation expenses and tax gross-up of $15,555 for relocation expenses.

(c)

Amount reported for Mr. Edelman includes certain Israeli benefits, including employer contributions in Fiscal 2022 to Mr. Edelman’s pension fund ($36,009), education fund ($44,297), and severance fund ($50,406).

(7)

Mr. Edelman’s primary work location is in Israel and the salary is paid in New Israeli Shekels (NIS) on a monthly basis, similar to other Israeli team members. Mr. Edelman elected to receive cash in lieu of having supplemental deposits (in excess of satisfying the Israeli statutory requirements) for pension, education and severance funds that in total were approximately $104,000 USD. These cash payments were taxable to Mr. Edelman. Mr. Edelman’s non-equity compensation was also paid in NIS. For purposes of this presentation, these amounts were converted to USD based on a conversion rate of $0.31934 to 1 NIS (the monthly average conversion rate in January 2022).

SIGNET JEWELERS	57	2022 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

The table below provides the potential value of Fiscal 2022 PSUs at target (as included in the amounts reported in the Summary Compensation Table above) and maximum level of performance.

NEO	Potential Value at Target Level	Potential Value at Maximum Level

Virginia C. Drosos	$4,098,061	$8,196,121

Joan M. Hilson	$1,045,013	$2,090,026

Jamie L. Singleton	$1,014,248	$2,028,495

Rebecca Wooters	$443,934	$887,869

Oded Edelman	$392,709	$785,418

GRANTS OF PLAN-BASED AWARDS

Set forth below is information concerning grants of plan-based awards made during Fiscal 2022 under the Omnibus Plan.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(4)		Estimated Future Payouts Under Equity Incentive Plan Awards(5)			All other Stock Awards: Number of Shares or Units	Grant Date Fair Value of Stock and Option Award(6)
NEO		Grant Date	Target	Max	Threshold	Target	Max

Virginia C. Drosos	(1)		$2,250,000	$4,500,000

	(2)	March 22, 2021			20,380	81,521	163,042		$4,098,061

	(3)	March 22, 2021						54,347	$2,716,263

Joan M. Hilson	(1)		$850,000	$1,700,000

	(2)	March 22, 2021			5,197	20,788	41,576		$1,045,013

	(3)	March 22, 2021						13,858	$692,623

Jamie L. Singleton	(1)		$825,000	$1,650,000

	(2)	March 22, 2021			5,044	20,176	40,352		$1,014,248

	(3)	March 22, 2021						13,451	$672,281

Rebecca Wooters	(1)		$487,500	$975,000

	(2)	March 22, 2021			2,208	8,831	17,662		$443,934

	(3)	March 22, 2021						5,887	$294,232

Oded Edelman	(1)		$431,250	$862,500

	(2)	March 22, 2021			1,953	7,812	15,624		$392,709

	(3)	March 22, 2021						5,208	$260,296

(1)

Represents bonus opportunities under the Fiscal 2022 STIP. The threshold, target and maximum bonus levels, respectively, for Fiscal 2022 expressed as a percentage of base salary were 37.5%, 150% and 3000% for Ms. Drosos, 25%, 100% and 200% for Ms. Hilson and Ms. Singleton, 18.75%, 75%, and 150% for Ms. Wooters, and Mr. Edelman based on goals established by the Human Capital Management & Compensation Committee. For a more detailed description of the Fiscal 2022 STIP, including a discussion of the Company’s performance with respect to goals and amounts awarded to the NEOs in Fiscal 2021, see “CDA-Elements of NEO Compensation-Annual Bonus under the Short-Term Incentive Plan (“STIP”)” section of this Proxy Statement.

(2)

Represents PSUs granted under the Omnibus Plan. PSUs will vest at the end of the third fiscal year following the grant dates subject to achievement of performance goals and continued service. Vesting may be prorated upon certain terminations of employment or change of control events. Under the terms of these awards, the portion of the PSUs that will vest depends on teh achievement of cumulative LTIP Revenue and LTIP Free Cash Flow goals for the two-year performance measurement period covering Fiscal 2022 through Fiscal 2023. The minimum payout if threshold is achieved is 25% of target and the maximum payout is 200% of target. The PSUs will be forfeited in the event the Company fails to achieve minimum performance.

(3)

Represents time-based RSUs granted under the Omnibus Plan. RSUs will vest on each of the first, second and third anniversary of the grant date subject to continued service. Vesting may be prorated upon certain terminations of employment or change of control events. RSUs do not accrue dividends prior to vesting.

(4)

Performance must exceed threshold level to earn any Fiscal 2022 STIP payout, with payment amounts determined on a linear basis from 25% to 100% of target for achievement between threshold and target performance goals and from 100% to 200% of target for achievement between target and maximum performance goals. For a more detailed description of the Fiscal 2022 STIP, see “CDA-Elements of NEO Compensation-Annual Bonus under the Short-Term Incentive Plan (“STIP)” section of this Proxy Statement.

(5)	Payouts of equity incentive plan awards may range from 0 shares to the maximum as described above. At threshold, target and maximum levels, 25%, 100% and 200% is paid to the NEOs.

(6)

Represents the grant date fair value of each equity-based award as determined in accordance with FASB ASC Topic 718. The actual value received by the NEOs with respect to these awards may range from $0 to an amount greater than the reported amount, depending on the Company’s actual financial performance and share value when the shares are received.

SIGNET JEWELERS	58	2022 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2022

	Option Awards							Stock Awards
NEO	Number of securities underlying unexercised options (#) unexercisable		Option exercise price	Option expiration date	Number of shares or units of stock that have not vested		Market value of shares or units that have not vested(1)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested		Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested(1)

Virginia C. Drosos					27,799	(2)	$2,375,147	154,885	(5)	$26,466,749

					288,150	(3)	$24,619,536	250,803	(6)	$37,500,065

					54,347	(4)	$4,643,408	81,521	(7)	$13,930,308

Joan M. Hilson					4,864	(2)	$415,580	27,105	(5)	$4,631,702

					3,679	(8)	$$314,334	54,424	(6)	$8,137,476

					62,528	(3)	$5,342,392	20,788	(7)	$3,552,253

					13,858	(4)	$1,184,028

Jamie L. Singleton	6,000	(9)	$39.72	April 25, 2028

					2,803	(2)	$239,488	15,618	(5)	$2,668,804

					60,510	(3)	$5,169,974	52,669	(6)	$7,875,069

					13,451	(4)	$1,149,253	20,176	(7)	$3,447,675

Rebecca Wooters					31,596	(10)	$2,699,562	28,692	(6)	$4,290,028

					32,964	(3)	$2,816,444	8,831	(7)	$1,509,041

					5,887	(4)	$502,985

Oded Edelman					1,945	(2)	$166,181	10,842	(5)	$1,852,681

					24,204	(3)	$2,067,990	21,067	(6)	$3,149,938

					5,208	(4)	$444,972	7,812	(7)	$1,334,915

(1)	Calculated using the closing market price of the Company’s Common Shares on January 28, 2022, the last business day of Fiscal 2022 ($85.44 per share).

(2)

The grant date for this RSA award was April 25, 2019. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 29, 2022, the awards outstanding represent the amounts eligible for vesting on the third anniversary of the grant.

(3)

The grant date for this RSU award was April 27, 2020. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 29, 2022, the awards outstanding represent the amounts eligible for vesting on the second and third anniversary of the grant.

(4)

The grant date for this RSU award was March 22, 2021. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 29, 2022, the awards outstanding represent the amounts eligible for vesting on the first, second and third anniversary of the grant.

(5)

The grant date for this PSU award was April 25, 2019. The Human Capital Management and Compensation Committee determined the extent to which this grant may vest within 70 days following January 29, 2022. Performance associated with this award was determined to exceed the maximum achievement. Amounts reported reflect a payout at maximum, which was 200% for such grant..

(6)

The grant date for this PSU award was August 14, 2020. The Human Capital Management and Compensation Committee determined the extent to which this grant may be earned after the two year performance period, which ended on January 31, 2022 and the award will vest and payout following an additional year of service on January 28, 2023. Performance associated with this award was determined to exceed maximum achievement. Amounts reported reflect a payout maximum, which was capped at 175% for such grant.

(7)

The grant date for this PSU award was March 22, 2021. The Human Capital Management and Compensation Committee will determine the extent to which this grant may be earned after the two year performance period, which ends on January 28, 2023, and the award will vest and payout following an additional year of service on February 3, 2024. Amount reported reflects payout at maximum, which was 200% for such grant.

(8)

The grant date for this RSU award was March 18, 2019. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 29, 2022, the awards outstanding represent the amount eligible for vesting on the third anniversary of the grant.

(9)	The grant date for this stock option award was April 25, 2018. 100% of these options vested on April 25, 2021 and were eligible to be exercised as of January 29, 2022.

(10)

The grant date for this RSU award was April 16, 2020. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of January 29, 2022, the awards outstanding represent the amounts eligible for vesting on the second and third anniversary of the grant.

SIGNET JEWELERS	59	2022 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

OPTION EXERCISES AND SHARES VESTED

The table below shows the number and value of share options exercised and shares vested (or settled) for the NEOs in Fiscal 2022.

	Stock Awards
NEO	Number of shares acquired on vesting	Value realized on vesting(1)

Virginia C. Drosos	190,241	$12,079,875

Joan M. Hilson	39,806	$2,513,165

Jamie L. Singleton	37,137	$2,405,795

Rebecca Wooters	32,279	$2,041,641

Oded Edelman	14,047	$887,172

(1)	Represents the value realized upon vesting of shares, based on the market value of the shares on the vesting date and the dividends accrued thereon.

NON-QUALIFIED DEFERRED COMPENSATION

The Company maintains a Deferred Compensation Plan (“DCP”), which is an unfunded, non-qualified plan under Federal guideline, established for senior management to assist with pre-tax retirement savings in addition to the 401(k) Plan. The Company has provided a 50% matching contribution under the DCP for each participant’s annual deferral, up to 8% of the participant’s annual eligible compensation. The Company matching contribution was suspended during the COVID-19 pandemic, but was reinstated in January 2021 and was in place for all of Fiscal 2022. Although the DCP also permits additional employer discretionary contributions, the Company did not make any additional discretionary contribution in Fiscal 2022.

NEO	Executive contributions in last fiscal year(1)	Registrant contribution in last fiscal year(2)	Aggregate earnings in last fiscal year(3)	Aggregate withdrawals/ distributions in last fiscal year(4)	Aggregate balance at last fiscal year end(5)

Virginia C. Drosos	$415,385	$207,692	$(38,324)	$(8,776)	$1,975,780

Joan M. Hilson	$—	$—	$—	$—	$—

Jamie L. Singleton	$—	$—	$3,511	$(55,807)	$168,787

Rebecca Wooters	$4,000	$2,000	$(172)	$—	$5,829

Oded Edelman	$—	$—	$—	$—	$—

(1)	All NEO contributions are reflected in their “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table.

(2)	All registrant contributions reflect the Company match for executive contributions. These contributions are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)

Aggregate earnings represent interest credited to each executive’s account based the crediting rate of interest declared for the year. For Fiscal 2022, this rate did not exceed 120% or the applicable US federal long-term rate. As such, no amounts are reported in the Summary Compensation Table.

(4)

In Fiscal 2022, the withdrawal for Ms. Drosos was related to the payment of required tax withholdings for earnings on non-qualified deferred compensation balances. The withdrawal for Ms. Singleton was based on a short-term payout election made prior to the beginning of the 2015 calendar year.

(5)

The aggregate balance reported as of January 29, 2022 for each executive includes the following amounts that were reported in the Summary Compensation Table in the proxy statements from prior years including:

NEO	Aggregate balance reported in Summary Compensation Table in prior years

Virginia C. Drosos	$1,340,046

Joan M. Hilson	$—

Jamie L. Singleton	$95,709

Rebecca Wooters	$—

Oded Edelman	$—

SIGNET JEWELERS	60	2022 PROXY STATEMENT

NEO Agreements

This section summarizes the details of the termination protection agreements with Ms. Drosos, Ms. Hilson, Ms. Singleton and Ms. Wooters, and the terms the employment agreement with Mr. Edelman, in each case that were in effect as of the end of Fiscal 2022. This section also details how certain terms under these agreements changed pursuant to the amended and restated termination protection agreements (or, in the case of Mr. Edelman, the amendment to his personal employment agreement) entered into on March 15, 2022. The actual salary paid during Fiscal 2022 to each NEO is set forth in the Summary Compensation Table, and their current annual salary and maximum and target bonus opportunities are described in the CDA.

TERMINATION PROTECTION AGREEMENTS

Each of the NEOs, other than Mr. Edelman, are party to a termination protection agreement with a US subsidiary of the Company that governs terminations of employment and certain material terms of such NEO’s employment. Mr. Edelman is subject to an employment agreement with an Israeli subsidiary of the Company.

CEO Termination Protection Agreement

Ms. Drosos’s termination protection agreement automatically renews for one-year periods on August 1 of each year, unless either party provides notice of non-renewal at least six months prior to the end of the then-current term. Ms. Drosos’s employment shall continue until terminated by the Company at any time, by Ms. Drosos with at least 90 days’ notice, by either party upon notice of non-renewal of the agreement as described above, or upon Ms. Drosos’s death or termination for “cause,” which terminations may be effective immediately.

Ms. Drosos had been entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, (a) if she was terminated by the Company without “cause” or (b) in the event the Company elected not to renew the termination protection agreement at the end of any term:

◆	payment of the sum of base salary and target annual bonus for twelve months following the date of termination;

◆

a lump sum amount equal to the annual bonus Ms. Drosos would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of days employed during such fiscal year;

◆

in respect of each then-ongoing award under the Company’s LTIP as of the date of termination, (a) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP, and (b) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable vesting cycle through the date of termination, payable in accordance with the LTIP; and

◆

if Ms. Drosos elects coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

Ms. Drosos had been entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, if in each case within one year following a “change of control” (as defined in the termination protection agreement): (a) she was terminated by the Company without “cause,” (b) she resigned for “good reason” (as defined in the termination protection agreement) or (c) in the event the Company elects not to renew the termination protection agreement at the end of any term:

◆	one and one-half times (1.5x) the sum of base salary and target annual bonus, payable in a lump sum;

◆

a lump sum amount equal to the annual bonus Ms. Drosos would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of days employed during such fiscal year;

SIGNET JEWELERS	61	2022 PROXY STATEMENT

NEO AGREEMENTS

◆

awards granted pursuant to the LTIP would be paid in accordance with the terms of the LTIP and applicable award agreement, as discussed in the section “Termination Payments—Change of Control” included in this Proxy Statement; and

◆

if Ms. Drosos elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for eighteen months or until such earlier termination of COBRA coverage.

Highlights of the changes under Ms. Drosos’ amended and restated termination protection agreement entered into March 15, 2022 include:

◆

Under the prior agreement, the provision governing Ms. Drosos’ termination of employment for ”good reason” within one year following a change of control, in combination with the terms of her equity awards granted under the LTIP, did not provide for treatment of such awards that was consistent with the treatment of such awards under other termination conditions. As presented in the payout table, there would have been no payout for any PSUs or RSUs under this scenario. The amended and restated termination protection agreement now provides that in the event Ms. Drosos resigns for good reason within one year following a change of control, she will be entitled to the same payment that she would be entitled to receive upon a termination without cause within one year following a change of control, as described above.

◆

Severance multiples under the amended and restated termination protection agreement were increased to better align Ms. Drosos’ compensation with the chief executive officer compensation of the Company’s peer group and be more market competitive. For involuntary termination, the multiple was increased from one times (1x) the sum of base salary and target annual bonus for twelve months following the date of termination to one and one-half times (1.5x) the sum of base salary and target annual bonus.

◆

The retirement definition was harmonized to be the attainment of age 60 and five years of service across all compensation and retirement benefit programs prospectively for all employees, including the amended and restated termination protection agreement, which also provides for payment of a pro-rated target annual bonus in the event of retirement. The amended and restated termination protection agreement also reduces the minimum employment periods for LTIP award payouts resulting from termination due to retirement, death and disability. Ms. Drosos (or her estate, in the event of death) will be eligible to receive outstanding awards that remain subject to vesting under the LTIP upon retirement, death or disability to the extent such event occurs at least six months, rather than one year, from the grant date. In addition, the amended and restated termination protection agreement provides for continued vesting and payout of an LTIP award post-retirement such that the full amount is earned (rather than a pro-rated amount), subject to actual performance achievement for performance-based awards. The change to the retirement definition will not impact current unvested or unexercised awards. Both the 401(k) and deferred compensation programs will provide full vesting for those meeting the harmonized retirement definition, prospectively.

Other NEO Termination Protection Agreements

The amended and restated termination protection agreements have been harmonized to include a 90-day notice of resignation or termination without cause.

The termination protection agreements provide for compensation, including, (i) an annual base salary, (ii) target and maximum annual bonus, (iii) eligibility to be considered annually for a long-term incentive plan payment, as determined in the sole discretion of the Human Capital Management & Compensation Committee and (iv) participation in benefit plans made available to senior executives of the Company.

The NEOs are each entitled to severance payments, subject to the execution and non-revocation of a release of claims, if the NEO is (i) terminated by the Company without “cause” or (ii) if the NEO resigns for “good reason” within one year following a “change of control” (as these terms are defined in the termination protection agreements). In the event of any such termination under the termination protection agreements in effect as of the end of Fiscal 2022, the NEO would have been entitled to:

◆	continued payment of base salary for twelve months following the date of termination;

◆	a lump sum amount equal to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs, based on actual performance;

SIGNET JEWELERS	62	2022 PROXY STATEMENT

NEO AGREEMENTS

◆

in respect of each then-ongoing award under the Company’s LTIP as of the date of termination, (a) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP and (b) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable vesting cycle through the date of termination, payable in accordance with the LTIP; and

◆

if the NEO elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

Terms common to the CEO and other NEO Termination Protection Agreements

If an NEO’s employment is terminated by reason of death, other than Mr. Edelman, such NEO’s estate would have been entitled to the following under the termination protection agreements in effect as of the end of Fiscal 2022:

◆	continued payment of base salary for six months following the date of death;

◆

a lump sum amount equal to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar days employed during such fiscal year; and

◆

in respect of each then-ongoing performance cycle under the LTIP as of the date of termination, (a) with respect to awards that vest in whole or in part based on performance, vesting based on target performance for the performance cycle and prorated for the number of calendar days employed during the performance cycle and (b) with respect to awards that vest solely based on the provision of services, vesting shall be pro-rated based on the number of calendar days employed during the vesting cycle.

If an NEO’s employment was terminated by reason of disability, such NEO would have been entitled under termination protection agreements in effect as of the end of Fiscal 2022 to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar days employed during such fiscal year, and LTIP awards would have been paid in accordance with the terms of the applicable award agreement, as discussed in the section “Termination Payments—Change of Control” included in this Proxy Statement.

Upon any termination of an NEO’s employment, the NEO will be entitled to accrued and unpaid benefits or obligations.

During employment and for a specified period thereafter, each NEO will be subject to confidentiality, non-solicitation and non-competition restrictions. Ms. Hilson, Ms. Singleton and Ms. Wooters are also subject to a non-disparagement and non-defamation restrictions in their agreements. In addition, the NEOs are required to meet certain share ownership levels, as set by the Board from time to time. The Company has agreed to provide the NEOs with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company and the members of the Company’s Board.

Highlights of the changes under the amended and restated termination protection agreements for Ms. Hilson, Ms. Singleton and Ms. Wooters include:

◆

The amended and restated termination protection agreements conform payments upon termination within one year following a change of control for good reason and without cause by eliminating pro-ration based on the portion of the vesting period for which the NEO was employed in the case of termination for good reason.

◆

The amended and restated termination protection agreements moderately increase cash severance multiples to be more consistent with market benchmarks. The applicable severance multiple for NEOs terminated without cause is now 1.5 times base salary, rather than 1.0 times base salary. The applicable severance multiple for NEOs terminated within one year following a change of control without cause or who resign for good reason within one year following a change of control will now be (i) 1.5 times the sum of such NEO’s base salary and target annual bonus (rather than 1.0 times base salary alone), plus (ii) the actual amount of the bonus payable in the year of

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NEO AGREEMENTS

termination pro-rated for the portion of the year during which such NEO was employed (rather than full target annual bonus of such NEO).

◆

The amended and restated termination protection agreements provide for the same changes with respect to retirement described above for Ms.  Drosos’ amended and restated termination protection agreement.

EMPLOYMENT AGREEMENT

Oded Edelman Employment Agreement

Mr. Edelman entered into an employment agreement with R2Net Israel Ltd., a subsidiary of the Company. Mr. Edelman’s employment agreement became effective upon the closing of the R2Net Inc. acquisition on September 12, 2017.

Pursuant to the employment agreement, Mr. Edelman’s employment will continue until (i) his employment is terminated by the Company without cause upon twelve months’ notice, (ii) he resigns for any reason upon 30 days’ notice, (iii) his death or disability or (iv) immediately upon a termination of employment by R2Net Israel Ltd. for “cause.”

The employment agreement provides for compensation, including, (i) an annual base salary, (ii) target and maximum annual bonus, (iii) eligibility to be considered annually for a long-term incentive plan payment, as determined in the sole discretion of the Human Capital Management & Compensation Committee, and (iv) participation in benefit plans made available to senior executives of the Company. According to the employment agreement, Mr. Edelman is also entitled to social benefit arrangements including a pension arrangement, severance arrangement and study fund, as well as sick leave, recreation pay, vacation and travel allowance benefits.

In connection with entering into the employment agreement, Mr. Edelman entered into a Confidential Information, Non-Compete and Invention Assignment Agreement. Pursuant to such agreement Mr. Edelman is subject to perpetual confidentiality during the employment period and thereafter and non-solicitation and non-competition restrictions for one year following termination of employment. In addition, Mr. Edelman is also required to meet certain share ownership levels, as set by the Board from time to time. The Company has agreed to provide Mr. Edelman with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company and the members of the Company’s Board.

Upon termination of Mr. Edelman’s employment described above, Mr. Edelman (or his estate) may receive pay in lieu of notice for the periods set forth above (but in case of death or disability, the pay in lieu of notice prior to the amendment to his employment agreement would have been one month). If R2Net Israel Ltd. terminates Mr. Edelman’s employment without cause, and he is required to provide services during the notice periods, he is eligible to receive salary, social benefits, and any bonuses or other incentive compensation during the notice period. However, if R2Net Israel Ltd. elects to terminate Mr. Edelman’s employment at any time during such notice period, Mr. Edelman would have been entitled to receive a lump sum cash payment equal to base salary and the employer contribution to social benefits for the remainder of the notice period under the employment agreement prior to the amendment.

Under the amendment to Mr. Edelman’s employment agreement entered into March 15, 2022, Mr. Edelman would now be entitled to the following additional severance payments upon the occurrence of the applicable termination event:

◆

twelve months’ notice (or payment of salary and employer contributions of certain benefits under Israeli law in lieu thereof) upon a resignation for good reason following a change of control, which is the same treatment as provided in the event of a termination without cause;

◆

the actual amount of the bonus payable in the year of termination pro-rated for the portion of the year during which Mr. Edelman was employed upon each type of termination other than a resignation without good reason;

◆	six months’ salary upon death;

SIGNET JEWELERS	64	2022 PROXY STATEMENT

NEO AGREEMENTS

◆

pro-rated vesting of LTIP awards for the portion of the year during which Mr. Edelman was employed, based on actual achievement with respect to performance-based awards, upon a termination without cause that is outside of one year following a change of control; and

◆	vesting of LTIP awards upon a resignation for good reason following a change of control in the same manner described above under “CEO Termination Protection Agreement”.

SIGNET JEWELERS	65	2022 PROXY STATEMENT

Termination Payments

Each of the NEOs is party to a termination protection agreement (described in the prior section) or other arrangement with the Company that may entitle them to payments or benefits in the event of:

◆	Involuntary termination of employment without cause;

◆	Termination due to death;

◆	Termination due to disability;

◆	Voluntary termination with good reason within one year following a change of control; and

◆	Involuntary termination without cause following a change of control.

The key terms of those payments or benefits are described in the prior section, “NEO Agreements—Termination Protection Agreements” and “NEO Agreements—Employment Agreement.” Below is a description of the treatment of equity awards under the Omnibus Plan and applicable award agreements following a change in control or certain termination events.

Change of Control

Under the Omnibus Plan and award agreements, in the event of a corporate event or transaction involving the Company, a subsidiary and/or an affiliate, equity awards will be adjusted in such manner as the Human Capital Management & Compensation Committee shall determine. Under the terms of the Omnibus Plan, if a change of control occurs, unless otherwise prohibited by applicable law, or unless the Human Capital Management & Compensation Committee determines otherwise in an award agreement, the Human Capital Management & Committee may (but is not required to) make adjustments in the terms of outstanding awards, such as: (i) continuation or assumption by the surviving company or its parent; (ii) substitution by the surviving company or its parent of awards with substantially the same terms; (iii) accelerated exercisability, vesting and/or lapse of restrictions immediately prior to the occurrence of such event; (iv) upon written notice, provision for mandatory exercise of any outstanding awards, to the extent then exercisable, during a certain period (contingent on the consummation of the change of control) at the end of which the awards terminate; and (v) cancellation of all or any portion for fair value (as determined by the Human Capital Management & Compensation Committee). While it is the Human Capital Management & Compensation Committee’s intention in the event of a change of control to make adjustments in the terms of outstanding awards in accordance with (i) and (ii) above, as the Human Capital Management & Compensation Committee is unable to predict the exact circumstance of any change of control, it is considered prudent to reserve the discretion of considering alternatives (iii), (iv) and (v).

Based on award agreements for outstanding awards, if the awards are not assumed or substituted upon a change of control, the RSUs will each fully vest and the PSUs will vest on a pro-rated basis, based on the number of calendar days that have elapsed during the performance period through the change of control and based on actual performance to the time of the change of control compared to pro-rated performance targets. If awards are assumed or substituted upon a change of control, the RSUs will each continue to vest in accordance with their existing vesting schedule and the PSUs will be converted to time-based vesting units with a value equal to the value of the units that would have vested at the time of the change of control if the awards were not assumed or substituted, and such remaining award shall be subject to time-based vesting for the original performance period. Following the change of control, such modified awards will be subject to full vesting upon a termination without cause within one year. The values shown in the table below assume the assumption or substitution of the awards upon a change in control.

Death or Disability

If any of the NEOs other than Mr. Edelman had died during Fiscal 2022, a pro rata portion of the unvested time-based RSUs would have vested early, and a pro rata portion of the unvested PSUs would have vested early based on target performance for such award. Mr. Edelman would have been entitled to the foregoing only if such awards were granted at least one year prior to his death. For termination due to disability, a pro rata portion of the RSUs and PSUs would vest early, but only if such awards were granted at least one year prior to the termination date. The

SIGNET JEWELERS	66	2022 PROXY STATEMENT

TERMINATION PAYMENTS

value of early vesting due to death and disability is shown in the Termination Payments table below. See the discussion of Agreements with NEOs above for additional information concerning death and disability benefits available to the NEOs.

Retirement

If any of the NEOs had retired during Fiscal 2022 and had been of retirement age (which was 65 for all NEOs, except for Mr. Edelman, whose retirement age was 60), a pro rata portion of the time-based RSUs would vest on the retirement date, and a pro-rated portion of the PSUs would be eligible to vest at the end of the applicable performance period based on actual performance. Pro rata awards are subject to prior completion of one year of service from the date of grant and are calculated based on calendar days of service. None of the NEOs were of retirement age as of the last day of Fiscal 2022.

The below estimated values have been calculated on the basis that the NEO’s employment had been terminated as of January 29, 2022, the last business day of Fiscal 2022, using an NYSE closing market price of $85.44 as of January 28, 2022 (since January 29 was a Saturday). As a result, the amounts below may differ compared to the amount that would have been calculated for the applicable termination event under the terms of the amended and restated termination protection agreements (or, in the case of Mr. Edelman, under his as amended employment agreement) entered into after such date.

NEO		Involuntary termination without cause(1)(2)(3)	Death(4)	Disability(4)	Voluntary termination with good reason within one year following a change of control(1)(2)	Involuntary termination without cause following a change of control(1)(2)(5)
Virginia C. Drosos
	Cash severance:
	Base salary	$1,500,000	$750,000	$—	$2,250,000	$2,250,000
	Bonus(6)	$6,750,000	$4,500,000	$4,500,000	$7,875,000	$7,875,000
	Total cash severance	$8,250,000	$5,250,000	$4,500,000	$10,125,000	$10,125,000
	Long term incentives:
	Accelerated vesting of performance-based restricted stock units(7)	$46,789,892	$22,699,982	$22,699,982	$—	$77,897,122
	Accelerated vesting of time-based equity awards(8)	$12,573,863	$11,238,009	$11,238,009	$—	$31,638,090
	Total value of long term incentives	$59,363,755	$33,937,991	$33,937,991	$—	$109,535,212
	Benefits and perquisites	$9,755	$—	$—	$14,633	$14,633
	Total	$67,623,510	$39,187,991	$38,437,991	$10,139,633	$119,674,845

SIGNET JEWELERS	67	2022 PROXY STATEMENT

TERMINATION PAYMENTS

NEO		Involuntary termination without cause(1)(2)(3)	Death(4)	Disability(4)	Voluntary termination with good reason within one year following a change of control(1)(2)	Involuntary termination without cause following a change of control(1)(2)(5)
Joan M. Hilson
	Cash severance:
	Base salary	$850,000	$425,000	$—	$850,000	$850,000
	Bonus(6)	$1,700,000	$1,700,000	$1,700,000	$1,700,000	$1,700,000
	Total cash severance	$2,550,000	$2,125,000	$1,700,000	$2,550,000	$2,550,000
	Long term incentives:
	Accelerated vesting of performance-based restricted stock units(7)	$9,278,349	$4,412,223	$4,412,223	$9,278,349	$16,321,432
	Accelerated vesting of time-based equity awards(8)	$2,702,467	$2,361,818	$2,361,818	$2,702,467	$6,942,000
	Total value of long term incentives	$11,980,816	$6,774,041	$6,774,041	$11,980,816	$23,263,432
	Benefits and perquisites	$9,755	$—	$—	$9,755	$9,755
	Total	$14,540,571	$8,899,041	$8,474,041	$14,540,571	$25,823,187
Jamie L. Singleton
	Cash severance:
	Base salary	$825,000	$412,500	$0	$825,000	$825,000
	Bonus(6)	$1,650,000	$1,650,000	$1,650,000	$1,650,000	$1,650,000
	Total cash severance	$2,475,000	$2,062,500	$1,650,000	$2,475,000	$2,475,000
	Long term incentives:
	Accelerated vesting of performance-based restricted stock units(7)	$7,305,944	$3,431,905	$3,431,905	$7,305,944	$13,991,548
	Accelerated vesting of time-based equity awards(8)	$2,491,003	$2,160,350	$2,160,350	$2,419,003	$6,558,716
	Total value of long term incentives	$9,796,947	$5,592,255	$5,592,255	$9,724,947	$20,550,264
	Benefits and perquisites	$9,755	$0	$0	$9,755	$9,755
	Total	$12,281,702	$7,654,755	$7,242,255	$12,209,702	$23,035,019

SIGNET JEWELERS	68	2022 PROXY STATEMENT

TERMINATION PAYMENTS

NEO		Involuntary termination without cause(1)(2)(3)	Death(4)	Disability(4)	Voluntary termination with good reason within one year following a change of control(1)(2)	Involuntary termination without cause following a change of control(1)(2)(5)

Rebecca Wooters
	Cash severance:
	Base salary	$650,000	$325,000	$0	$650,000	$650,000
	Bonus(6)	$975,000	$975,000	$975,000	$975,000	$975,000
	Total cash severance	$1,625,000	$1,300,000	$975,000	$1,625,000	$1,625,000
	Long term incentives:
	Accelerated vesting of performance-based restricted stock units(7)	$2,530,149	$1,197,738	$1,197,738	$2,530,149	$5,799,069
	Accelerated vesting of time-based restricted shares(8)	$3,314,474	$3,169,739	$3,169,739	$3,314,474	$6,018,992
	Total value of long term incentives	$5,844,623	$4,367,477	$4,367,477	$5,844,623	$11,818,061
	Benefits and perquisites	$9,755	$0	$0	$9,755	$9,755
	Total	$7,479,378	$5,667,477	$5,342,477	$7,479,378	$13,452,816
Oded Edelman(9)
	Cash severance:
	Base salary	$575,000	$47,917	$47,917	$47,260	$575,000
	Bonus(10)	$0	$0	$0	$0	$0
	Total cash severance	$575,000	$47,917	$47,917	$47,260	$575,000
	Long term incentives:
	Accelerated vesting of performance-based restricted stock units(7)	$0	$1,735,559	$1,735,559	$0	$6,337,533
	Accelerated vesting of time-based equity awards(8)(10)	$0	$918,395	$918,395	$0	$2,679,142
	Total value of long term incentives	$0	$2,653,954	$2,653,954	$0	$9,016,675
	Benefits and perquisites	$59,673	$4,973	$4,973	$4,905	$59,673
	Total	$634,673	$2,706,844	$2,706,844	$52,165	$9,651,348

(1)	Payments are subject to the execution of a release of claims and compliance with restrictive covenants.

(2)

Executives, other than Mr. Edelman, had been entitled to the annual bonus for the fiscal year of termination based on actual performance. In the case of involuntary termination without cause, Ms. Drosos had been entitled to target annual bonus in addition to her pro-rated bonus payment in the year of termination. In the case of termination following a change of control, Ms. Drosos has been entitled to 1.5 times her target annual bonus in addition to her actual bonus payment in the year of termination.

(3)	Ms. Drosos would have also receive these payments if the Company elected not to renew her termination protection agreement at the end of any term.

(4)	Executives, other than Mr. Edelman, had been entitled to the pro-rata annual bonus for the fiscal year of termination based on actual performance.

(5)	Ms. Drosos would have also received these payments if the Company elected not to renew her termination protection agreement at the end of any term within one year following a change of control.

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TERMINATION PAYMENTS

(6)	The amount of annual bonus payable upon certain events of termination is based on, where appropriate, the Company’s actual performance in Fiscal 2021.

(7)

PSU awards would have been earned based on actual performance as of the end of the full performance period in the event of an involuntary termination without cause (other than Mr. Edelman), disability or, in the case of NEOs other than the CEO and Mr. Edelman, termination with good reason within one year following a change in control. Since the performance periods for the awards granted in Fiscal 2020 and Fiscal 2021 have not been completed, the values reflect target performance, which may be higher or lower than actual performance. In the event of a change in control, the table assumes that awards are substituted in connection with the transaction and PSU awards will convert to time-based restricted stock unit awards, based on actual performance through the time of the change of control compared to pro-rated performance targets. For purposes of determining the value of these replacement awards, the above table assumes that the level of performance achieved as of the date of the table was 0% for PSUs granted in Fiscal 2020 and 175% for PSUs granted in Fiscal 2021, which may be higher or lower than actual performance at the time of such trigger event. PSUs vest at target in the event of a termination due to death or disability following the first anniversary of the grant date (and, with respect to death, occurring within the applicable performance measurement period). PSUs vest based on target performance and are pro-rated based on the number of calendar days employed during the full performance cycle (including any service-based vesting requirements.

(8)

Time-based equity awards include restricted shares granted in Fiscal 2019 and Fiscal 2020, restricted stock units granted in Fiscal 2021 and, in the case of Ms. Singleton, non-qualified stock options granted in Fiscal 2019. In the event of a change in control, the table assumes that these time-based equity awards are substituted in connection with the transaction.

(9)

Mr. Edelman’s non-equity compensation would be paid in New Israeli Shekels (NIS). The amounts relating to base salary would be based on the USD amounts set forth above and converted to NIS prior to payment. The amounts relating to benefits and perquisites were based on certain amounts in NIS; for purposes of this presentation, these amounts have been converted to USD based on a conversion rate of $0.30989 to 1 NIS (the monthly average conversion rate in January 2021).

(10)

Mr. Edelman’s award agreements govern the treatment of his PSU awards and time-based equity awards upon a termination by the Company following a change in control, death, and disability. All other termination payments described in this table were governed by his employment agreement (prior to its amendment) and are based on the assumption that R2Net Israel Ltd. elected to terminate Mr. Edelman’s employment in lieu of continuing his employment during the applicable notice period, which would result in Mr. Edelman becoming entitled to receive a lump sum cash payment equal to salary and the employer contributions to social benefits for the remainder of such notice period, but not for any bonuses or other incentives to which he may otherwise have been entitled. The applicable notice period is twelve months for a termination without cause, one month for death or disability and 30 days for any voluntary resignation. Mr. Edelman’s compensation was paid in Israel specific to Israel pay practices.

The amounts reported in the above table are hypothetical amounts based on the disclosure of compensation information about the NEOs. Actual payments will depend on the circumstances and timing of any termination of employment or other triggering event, and compliance with confidentiality, non-solicitation and non-competition restrictions (see “NEO Agreements” above).

SIGNET JEWELERS	70	2022 PROXY STATEMENT

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing the following estimate of the relationship of the median annual total compensation of our team members and the annual total compensation of our Chief Executive Officer, Virginia C. Drosos.

Ratio

Below is the Fiscal 2022 annual total compensation of our CEO, the Fiscal 2022 annual total compensation for our median employee, and the ratio of the Fiscal 2022 annual total compensation of our CEO compared to our median employee:

CEO Pay Ratio

CEO Fiscal 2022 Total Annual Compensation *	$12,968,887

Median Employee Fiscal 2022 Total Annual Compensation	$25,701

CEO to Median Employee Pay Ratio	505:1

*

For Fiscal 2022 the annual total compensation of the median employee includes Company paid benefits (see methodology below). As such, the total annual compensation of the CEO for purposes of presenting the pay ratio includes $15,427 of Company-paid benefits which are not included in the total CEO compensation of $12,953,460 shown in the Summary Compensation table (in accordance with the requirements for such table).

Methodology for Median Employee

The following information was used to identify the median of the annual total compensation of all team members (other than the CEO) in Fiscal 2022:

POPULATION

Countries that were included in the analysis included the United States and the United Kingdom. The total population consisted of 28,422 full-time, part-time, and seasonal individuals working at Signet in its consolidated subsidiaries in these countries including Diamonds Direct and Rocksbox.

Employees from Canada, Israel, India and Botswana an aggregate of 1,436, consisting of 985, 144, 164 and 143 employees in Canada, Israel, India and Botswana, respectively, comprising less than 5% of the total population of 29,858 employees, were excluded from the analysis, as permitted in the guidelines for the CEO Pay Ratio.

MEDIAN EMPLOYEE

To determine the median employee, the Company included actual base pay plus (as applicable) overtime, bonus, and commissions, earned during the fiscal year.

The median employee was identified using pay for those actively employed on the determination date of January 29, 2022. Our determination date was changed from January 30 (the last day of Fiscal 2021) to January 29, 2022 to align with the last day of Fiscal 2022.

The median employee was a full-time Detail Assistant who was hired during the fiscal year and is located in the US.

The median employee’s total compensation (shown above) of $25,701 was used in the CEO to Median Employee pay ratio calculation.

PAY RATIO CEO to median pay ratio is 505:1.

Evaluating the CEO Pay Ratio Disclosure

Similar to other large retailers, a sizeable portion of the Company’s workforce is employed on a part-time or seasonal basis. Of Signet’s 28,422 team members in the US and the UK as of January 29, 2022, the date of determination, 12,017, or 42%, were part-time or seasonal and the remaining 16,405, or 58%, were full-time. For these reasons, as well as the flexibility allowed by the SEC in calculating this ratio, the Company’s pay ratio may not be comparable to pay ratios at other companies.

SIGNET JEWELERS	71	2022 PROXY STATEMENT

Equity Compensation Plan Information

The following table sets forth certain information, as of January 29, 2022, concerning Common Shares authorized for issuance under all of the Company’s equity compensation plans.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)[3]
Equity compensation plans approved by security holders	4,517,332	$38.84	2,199,198
Equity compensation plans not approved by security holders	—	$—	0
Total	4,517,332	$38.84	2,199,198

(1)

Securities indicated include non-qualified stock options, time-based restricted shares, RSUs and PSUs issued under the 2009 and 2018 Omnibus Plans, and 5,270 outstanding options issued under our Sharesave Plan for UK employees and Irish Sharesave Sub-Plan (collectively, the “Sharesave Plans”). The Sharesave Plans have been suspended since 2019. PSUs included reflect vesting upon achievement of maximum levels of applicable performance conditions.

(2)	Excludes any unvested time-based restricted shares, RSUs and PSUs.

(3)	The shares remaining available for issuance may be issued in the form of stock options, restricted shares, RSUs and PSUs or other stock awards under the Omnibus Plan.

SIGNET JEWELERS	72	2022 PROXY STATEMENT

Shareholder Q&A

When and where can I find the Proxy Statement and Internet Notice?

The Signet Proxy Statement and Internet Notice were filed with the SEC and published on the Annual Meeting website, www.proxydocs.com/SIG, on May 5, 2022. The Internet Notice will be emailed or mailed to shareholders on or around May 5, 2022. The Signet Annual Report on Form 10-K for Fiscal 2022 was filed with the SEC on March 17, 2022 and is published on the Company’s website. Hard copies of Signet’s proxy materials will be mailed to those shareholders who have requested them on or around May 5, 2022.

What is included in Signet’s proxy materials?

Signet’s proxy materials include the Proxy Statement, a proxy card for voting, and Annual Report to Shareholders for Fiscal 2022. In accordance with SEC rules, Signet emails or mails many shareholders the Internet Notice informing them of the availability of proxy materials on its Annual Meeting website at www.proxydocs.com/SIG. The Internet Notice, when mailed to shareholders, also incorporates Signet’s Proxy Voting Instructions that may be returned by mail, as set forth in “How do I vote?” below.

How do I register my email address for email delivery of the proxy materials?

You can register your email address for email delivery of proxy materials in any one of the following ways:

Internet: Telephone: Email:	www.ProxyVote.com 1-800-579-1639 sendmaterial@proxyvote.com

If requesting proxy materials by email, please send a blank email and include in the subject line the information that is printed in the box marked by an arrow that was included on the Internet Notice. Please make your request on or before June 3, 2022 to facilitate timely delivery.

Signet encourages shareholders to take advantage of the availability of proxy materials on the 2022 Annual Meeting website, www.proxydocs.com/SIG, and register for email delivery. This allows the Company to significantly reduce its printing and postage costs while ensuring timely delivery to shareholders and supporting the Company’s commitment to environmental stewardship.

What will I receive if I register for email delivery?

Shareholders registered for email delivery of Signet proxy materials will receive an email on or around May 5, 2022. The email will contain a link to proxy materials available on the Annual Meeting website and details on how to vote.

How do I request a hard copy of the proxy materials?

Instructions for requesting a hard copy of Signet’s proxy materials can be found on the Internet Notice, a copy of which is posted on the Annual Meeting website, www.proxydocs.com/SIG. You can also request a hard copy using the same contact details provided under “How do I register my email address for email delivery of proxy materials?” above.

Who is entitled to vote at the Annual Meeting?

You are entitled to vote at the Annual Meeting, and any postponement(s) or adjournment(s) thereof, if you owned Common Shares or Preferred Shares as of the close of business on April 22, 2022, the record date for the Meeting. On the record date there were 47,390,895 Common Shares issued and outstanding, excluding treasury shares, and 625,000 Preferred Shares issued and outstanding. Each issued and outstanding Common Share is entitled to one vote on each matter at the Meeting. The holders of the Preferred Shares are entitled to a number of votes equal to the largest number of Common Shares into which all Preferred Shares held by such holders could then be converted. As of the record date, up to 8,032,923 Common Shares were issuable to the holders upon conversion.

SIGNET JEWELERS	73	2022 PROXY STATEMENT

SHAREHOLDER Q&A

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of record	Beneficial owner of shares held in street name

If your shares were registered directly in your name with one of Signet’s registrars (American Stock Transfer & Trust Company for US shareholders, and Link Asset Services for UK and other non-US shareholders) on the record date, you are considered the shareholder of record for those shares.

If your shares were registered with a broker, bank or other nominee on the record date, you are considered a beneficial owner of shares held in street name.

Signet’s Internet Notice or hard copy proxy materials will be provided directly to you.	Signet’s Internet Notice or hard copy proxy materials will be forwarded to you by that entity, which is considered the shareholder of record for those shares. Your broker, bank or other nominee will send you details on how to vote your shares, and you must follow their instructions to vote.

How can I attend the virtual Annual Meeting?

The Company has elected to hold the Annual Meeting virtually and be conducted exclusively by a live audio webcast.

If you are a shareholder of record as of the close of business on April 22, 2022, the record date for the Annual Meeting, you will be able to virtually attend the Annual Meeting, vote your shares and submit questions online during the meeting by visiting www.virtualshareholdermeeting.com/SIG2022. You will need to enter the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you are a beneficial owner holding your shares in street name as of the close of business on April 22, 2022, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee. You may not vote your shares electronically at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder.

The online meeting will begin promptly at 11:00 a.m., Eastern time. We encourage you to access the meeting prior to the start time, and you should allow approximately 15 minutes for the online check-in procedures.

If you wish to submit a question for the Annual Meeting, you may do so in advance at www.virtualshareholdermeeting.com/SIG2022, or you may type it into the dialog box provided at any point during the virtual meeting (until the floor is closed to questions).

What can I do if I need technical assistance during the Annual Meeting?

If you encounter any difficulties accessing the virtual Annual Meeting webcast please call the technical support number that will be posted on the virtual meeting website log-in page.

Why is the Company holding a virtual Annual Meeting?

In light of the public health impact of and ongoing uncertainty regarding the coronavirus pandemic (COVID-19), and in an effort to maintain a safe environment for our shareholders, Directors, team members and other stakeholders who wish to attend the Annual Meeting, the Company determined that holding a virtual meeting was appropriate for this year’s Annual Meeting.

When is broker discretionary voting permitted and what is the effect of broker non-votes?

In accordance with the rules of the New York Stock Exchange (“NYSE”), in circumstances where a broker, bank or other nominee does not receive specific voting instructions from the beneficial owner of the relevant shares, the

SIGNET JEWELERS	74	2022 PROXY STATEMENT

SHAREHOLDER Q&A

broker may use his discretion to vote those shares on certain routine matters on the beneficial owner’s behalf. At the Annual Meeting, broker discretionary voting is only permitted with respect to Proposal 2: Appointment of KPMG as Independent Auditor.

A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

What is a proxy and how does proxy voting work?

A proxy is your legal designation of another person (or persons) to attend and vote your shares at an Annual Meeting on your behalf. The person you so designate is known as your proxy.

You can direct your proxy to vote your shares FOR or AGAINST, or to ABSTAIN from voting with respect to each matter to be voted on at the Annual Meeting. A proxy must vote your shares at the Meeting in accordance with your instructions.

The Board has designated H. Todd Stitzer and Stash Ptak, or either of them (each with full power of substitution) as proxies available to shareholders to have their shares voted at the Annual Meeting in accordance with your instructions.

If you appoint a proxy, you may still attend and vote electronically at the Annual Meeting. If you vote at the Meeting, you will have effectively revoked any previously appointed proxies.

What happens if I appoint more than one proxy?

If you authorize your shares to be voted under more than one form of proxy, each proxy must authorize the exercise of rights attaching to different shares held by you. In circumstances where the Company’s registrars receive two or more valid proxy forms in respect of the same share(s) and the same meeting, the form dated last will be treated as replacing and revoking the other(s).

If you appoint a proxy designated by the Board but do not provide voting instructions, the shares represented by your proxy will be voted in accordance with the recommendation of the Board.

If you submit voting instructions but do not name a proxy, the Chairman of the Meeting will be appointed as your proxy.

What proposals are being voted on at the Annual Meeting, what vote is required to approve each proposal and what is the effect of abstentions and broker non-votes?

Proposal	Board’s Recommendation	Vote Required to Approve	Effect of Abstentions	Effect of Broker Non-Votes

1. Election of Directors	FOR each Director nominee	Majority of the votes cast FOR each Director nominee	No effect — not counted as votes cast	No effect — not counted as votes cast

2. Appointment of KPMG as Independent Auditor and authorization of the Audit Committee to determine its compensation.	FOR	Majority of the votes cast FOR	No effect — not counted as votes cast	Not applicable — broker discretionary voting is permitted

3. Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers (the “Say-on-Pay” vote)	FOR	Majority of the votes cast FOR (advisory only)	No effect — not counted as votes cast	No effect — not counted as votes cast

SIGNET JEWELERS	75	2022 PROXY STATEMENT

SHAREHOLDER Q&A

How do I vote?

If you are unable to attend and vote electronically at the Annual Meeting, details of how you can appoint a proxy to vote on your behalf at the Meeting, and any postponement(s) or adjournment(s) thereof, can be found in the table below.

Method	Details	Additional Notes

By internet:	www.proxyvote.com	Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. You may access the voting site directly, or through the Annual Meeting website at www.proxydocs.com/SIG.

By telephone:	1-800-690-6903	Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

By mail:	Mark, sign and date your proxy card and return it in the postage-paid envelope Broadridge Financial Solutions, Inc. (“Broadridge”) has provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.	Your Proxy Voting Instructions must be signed to be valid. If signed under a power of attorney or other authority, a copy of this authority must be sent to Broadridge with your Proxy Voting Instructions.

Deadline for receipt by Broadridge:	11:59 p.m., Eastern Time on June 16, 2022 (4:59 a.m. British Summer Time) for shares held directly and by 11:59 p.m. Eastern Time on June 14, 2022 (4:59 a.m. British Summer Time) for shares held in a plan.

Submitting proxy instructions will not prevent a shareholder from virtually attending the Annual Meeting.

Can I change my proxy appointment and/or voting instructions?

You can change your proxy appointment and/or voting instructions before the deadline of 11:59 p.m., Eastern Time (4:59 a.m. British Summer Time) on June 16, 2022for shares held directly and by 11:59 P.M. Eastern Time on June 14, 2022 (4:59 a.m. British Summer Time) for shares held in a Plan by re-submitting your vote as detailed in “How do I vote?” above.

In circumstances where two or more valid forms in respect of the same share(s) and the same meeting are received, the form dated last will be treated as replacing and revoking the other(s).

You may also attend the Annual Meeting virtually and change your vote by voting electronically at the Meeting.

If you are a beneficial owner of shares held in street name and you vote by proxy, you may change your vote by submitting new instructions to your broker, bank or other nominee in accordance with that entity’s procedure.

Can I revoke the appointment of my proxy without appointing another?

If you are a shareholder of record, you can revoke the appointment of your proxy at any time before your shares are voted by submitting a written notice of revocation to Broadridge. Contact details can be found in the table under the heading “How do I vote?” above.

You can also revoke the appointment of your proxy by virtually attending the Annual Meeting and voting. By voting at the Meeting, you will have effectively revoked any previously appointed proxies.

Beneficial owners of shares held in street name must follow the instructions of their broker, bank or other nominee to revoke their voting instructions.

SIGNET JEWELERS	76	2022 PROXY STATEMENT

SHAREHOLDER Q&A

Will my shares be voted if I do nothing?

If you are a shareholder of record and do not appoint a proxy, submit voting instructions or attend the Annual Meeting to vote electronically, your shares will not be voted.

If you are a beneficial owner of shares held in street name, your broker, bank or other nominee may use their discretion to vote your shares with respect to Proposal 2: Appointment of KPMG as Independent Auditor.

What constitutes a quorum in order to transact business at the Annual Meeting?

The presence at the start of the Annual Meeting, virtually or by proxy, of two holders of Common Shares will constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are treated as present, and are therefore counted in determining the existence of a quorum. The Corporate Secretary will determine whether or not a quorum is present at the Meeting.

How will voting be conducted at the Annual Meeting?

Voting at the Annual Meeting will be conducted by way of a poll. A representative from Broadridge will be in attendance at the Meeting to explain the voting procedure, conduct the poll, count votes and certify the results. As each proposal is introduced to the Meeting, shareholders will be given the opportunity to ask questions relating to such proposal.

When and where can I find the final results of the Annual Meeting?

Final voting results will be available on Signet’s website and reported on a Current Report on Form 8-K filed with the SEC as soon as practicable after the conclusion of the Meeting. The results will confirm the number of votes cast for and against each proposal, as well as abstentions and broker non-votes (where applicable).

What happens if additional matters are presented at the Annual Meeting?

Our management team is not aware of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting.

If other matters are properly presented at the Meeting, your shares will be voted in accordance with the recommendation of the Board if:

◆	you appointed a proxy designated by the Board; or

◆	the Chairman of the Meeting was appointed as your proxy because you submitted voting instructions (for other proposals) but did not name a proxy.

How do I submit a shareholder proposal for the Company’s 2023 Annual Meeting of Shareholders?

Shareholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) will be considered for inclusion in the Company’s 2023 Proxy Statement and proxy card if received in writing by the Corporate Secretary on or before January 5, 2023 unless the date of the 2023 annual meeting of shareholders is changed by more than 30 days from the date of the last annual general meeting, in which case the proposal must be received no later than a reasonable time before the Company begins to print and send its proxy materials. . Notice of the proposal must comply with SEC rules, Bye-law 26 of the Company’s Bye-laws and be a proper subject for shareholder action under Bermuda law.

Shareholders who intend to submit nominations to the Board of Directors or present other proposals for consideration at our 2023 annual meeting (other than proposals submitted in accordance with Rule 14a-8 for inclusion in our proxy materials) must comply with all provisions of our Bye-laws with respect to such nominations and proposals and provide timely written notice thereof. To be timely for our 2023 annual meeting, notice must be delivered to our Corporate Secretary at our principal executive offices no earlier than February 17, 2023, and no later than March 19, 2023. However, in the event that our 2023 annual meeting is to be held on a date that is not within 30 calendar days before or after June 17, 2023, to be timely, notice must be so delivered not later than the tenth calendar date following the earlier of the date on which notice of the annual meeting was given to the shareholders or the date on which public announcement of the date of the 2023 annual meeting is first made. The additional procedures detailed in Bye-law 26 and 40 must also be followed, as applicable.

SIGNET JEWELERS	77	2022 PROXY STATEMENT

SHAREHOLDER Q&A

Under Bermuda law, shareholders holding not less than five percent of the total voting rights or 100 or more shareholders together may require the Company to give notice to its shareholders of a proposal intended to be submitted at an annual meeting of shareholders. Generally, notice of such a proposal must be received not less than six weeks before the date of the meeting and must otherwise comply with the requirements of Bermuda law.

The Company’s Bye-laws can be found on Signet’s website at www.signetjewelers.com/investors/corporate-governance.

Shareholder proposals should be sent to the Company at 375 Ghent Road, Akron, Ohio 44333, U.S.A., addressed for the attention of the Corporate Secretary.

Why has my household only received a single copy of the Internet Notice?

Shareholders who share a single address will receive a single Internet Notice (or a single set of proxy materials if a hard copy has been requested) unless contrary instructions have previously been received by the Company. This practice, known as “householding,” is permitted under Exchange Act rules and allows the Company to significantly reduce its printing and postage costs and environmental impact. Copies of the Internet Notice and proxy materials can be found on the Annual Meeting website: www.proxydocs.com/SIG, and the Company will promptly deliver, upon written or oral request, a separate copy of the Internet Notice and/or a full set of proxy materials to any shareholder residing at an address to which only one copy was mailed. Please address any such request to the Corporate Secretary at 375 Ghent Road, Akron, Ohio, 44333 U.S.A. or 330-668-5000. If you would like to receive a single copy in the future rather than multiple copies, please contact the Company in the same way. Copies will be sent promptly and without charge.

Beneficial owners who would like to change the number of copies received should contact their broker, bank or other nominee to request the change.

Who bears the cost of proxy solicitation?

The Company bears the cost of soliciting proxies which may occur by internet, mail and/or telephone. The Company will also request that banks, brokers, custodian nominees and fiduciaries supply proxy materials to beneficial owners of the Company’s Common Shares of whom they have knowledge and reimburse them for their expenses in so doing. Certain Directors, officers and employees of the Company may solicit proxies personally or by mail, email, telephone or fax without additional compensation.

Other Business

We do not anticipate that matters other than those described in this proxy statement will be brought before the meeting for action, but if any other matters should properly come before the meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the discretion of the proxy holders.

BY ORDER OF THE BOARD OF DIRECTORS

Matt Shady
Corporate Secretary

Akron, Ohio
May 5, 2022

SIGNET JEWELERS	78	2022 PROXY STATEMENT

Inspiring Love to create the kind of world
we all want to live in.

SIGNET
JEWELERS

signetjewelers.com

SIGNET JEWELERS LIMITED
CLARENDON HOUSE
2 CHURCH STREET
HAMILTON HM11, BERMUDA

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 16, 2022 for shares held directly and by 11:59 P.M. Eastern Time on June 14, 2022 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SIG2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 16, 2022 for shares held directly and by 11:59 P.M. Eastern Time on June 14, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D77605-P67263 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  SIGNET JEWELERS LIMITED

The Board of Directors recommends you vote FOR each nominee listed in Proposal 1 and FOR Proposals 2 and 3 below.

1.	Election of twelve members of the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

	Nominees:	For	Against	Abstain

	1a. H. Todd Stitzer	☐	☐	☐

	1b. André V. Branch	☐	☐	☐

	1c. Virginia C. Drosos	☐	☐	☐

	1d. R. Mark Graf	☐	☐	☐

	1e. Zackery A. Hicks	☐	☐	☐

	1f. Sharon L. McCollam	☐	☐	☐

	1g. Helen McCluskey	☐	☐	☐

	1h. Nancy A. Reardon	☐	☐	☐

	1i. Jonathan Seiffer	☐	☐	☐

	1j. Brian Tilzer	☐	☐	☐

		For	Against	Abstain

	1k. Eugenia Ulasewicz	☐	☐	☐

	1l. Dontá L. Wilson	☐	☐	☐

2.	Appointment of KPMG LLP as independent auditor of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual Meeting of Shareholders and authorization of the Audit Committee to determine its compensation.	☐	☐	☐

3.	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Annual Report are available at www.proxydocs.com/SIG.

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D77606-P67263

SIGNET JEWELERS LIMITED

Proxy for the Annual Meeting of Shareholders to be held on June 17, 2022

Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints H. Todd Stitzer and Stash Ptak, or either of them, each with full power of substitution and power to act alone, as proxies to vote (in accordance with the accompanying voting instructions or, in the absence of instructions on a matter, in the proxy’s discretion) all the Common Shares which the undersigned would be entitled to vote and acting on all matters which may properly come before the Annual Meeting of Shareholders of Signet Jewelers Limited, to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/SIG2022, at 11:00 a.m., Eastern Time, on Friday, June 17, 2022, and at any and all adjournments and postponements thereof, as set forth on the reverse side.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1, AND A VOTE “FOR” PROPOSALS 2 AND 3. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.

YOUR VOTE IS IMPORTANT TO US. PLEASE VOTE BY USING THE INTERNET OR TELEPHONE OR BY COMPLETING, SIGNING, DATING AND RETURNING THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE